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                                                                  EXHIBIT 10.19

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                             AMERIGROUP CORPORATION,
                                   as Borrower

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                           LOAN AND SECURITY AGREEMENT
                             Dated: November 9, 1999
                                 $16,500,000.00


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                           THE FINANCIAL INSTITUTIONS
                   PARTY HERETO FROM TIME TO TIME, as Lenders

                                       and

                       FLEET CAPITAL CORPORATION, as Agent

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


                              TABLE OF CONTENTS

                                                                                                          PAGE
SECTION 1.  CREDIT FACILITIES................................................................................1
            1.1.        Revolver Commitment..................................................................1
            1.2.        Term Loan Commitment.................................................................2
            1.3.        LC Facility..........................................................................3

            SECTION 2.  INTEREST, FEES AND CHARGES...........................................................8
            2.1.        Interest.............................................................................8
            2.2.        Fees.................................................................................9
            2.3.        Computation of Interest and Fees....................................................10
            2.4.        Reimbursement of Expenses...........................................................10
            2.5.        Bank Charges........................................................................11
            2.6.        Capital Adequacy....................................................................11
            2.7.        Maximum Interest....................................................................12

SECTION 3.  LOAN ADMINISTRATION.............................................................................13
            3.1.        Manner of Borrowing and Funding Revolver Loans......................................13
            3.2.        Defaulting Lender...................................................................16
            3.3.        All Loans to Constitute One Obligation..............................................17

SECTION 4.  PAYMENTS........................................................................................17
            4.1.        General Payment Provisions..........................................................17
            4.2.        Repayment of Revolver Loans.........................................................17
            4.3.        Repayment of Term Loan Advances.....................................................18
            4.4.        Payment of Other Obligations........................................................19
            4.5.        Marshaling; Payments Set Aside......................................................19
            4.6.        Agent's Allocation of Payment and Collections.......................................20
            4.7.        Application of Payments and Collateral Proceeds.....................................20
            4.8.        Loan Accounts; the Register; Account Stated.........................................21
            4.9.        Reserved............................................................................22
            4.10.       Withholding Tax Exemption...........................................................22

SECTION 5.  ORIGINAL TERM AND TERMINATION OF COMMITMENTS....................................................22
            5.1.        Original Term of Commitments........................................................22
            5.2.        Termination.........................................................................22

SECTION 6.  COLLATERAL......................................................................................23
            6.1.        Grant of Security Interest..........................................................23

                                        i
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


            6.2.        Lien on Deposit Accounts............................................................24
            6.3.        Other Collateral....................................................................25
            6.4.        Lien Perfection; Further Assurances.................................................25

SECTION 7.  COLLATERAL ADMINISTRATION.......................................................................25
            7.1.        General Provisions..................................................................25
            7.2.        Administration of Accounts..........................................................27
            7.3.        Administration of Equipment.........................................................28
            7.4.        Borrowing Base Certificates.........................................................28

SECTION 8.  REPRESENTATIONS AND WARRANTIES..................................................................29
            8.1.        General Representations and Warranties..............................................29
            8.2.        Reaffirmation of Representations and Warranties.....................................33
            8.3.        Survival of Representations and Warranties..........................................34

SECTION 9.  COVENANTS AND CONTINUING AGREEMENTS.............................................................34
            9.1.        Affirmative Covenants...............................................................34
            9.2.        Negative Covenants..................................................................38
            9.3.        Specific Financial Covenants........................................................42

SECTION 10.  CONDITIONS PRECEDENT...........................................................................43
            10.1.       Conditions Precedent to Initial Credit Extensions...................................43
            10.2.       Conditions Precedent to All Credit Extensions.......................................45
            10.4.       Limited Waiver of Conditions Precedent..............................................46

SECTION 11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT..............................................46
            11.1.       Events of Default...................................................................46
            11.2.       Acceleration of Obligations; Termination of Commitments.............................50
            11.3.       Other Remedies......................................................................50
            11.4.       Setoff..............................................................................52
            11.5.       Remedies Cumulative; No Waiver......................................................52

SECTION 12.  AGENT..........................................................................................53
            12.1.       Appointment, Authority and Duties of Agent..........................................53
            12.2.       Agreements Regarding Collateral.....................................................55
            12.3.       Reliance By Agent...................................................................56
            12.4.       Action Upon Default.................................................................56
            12.5.       Ratable Sharing.....................................................................57
            12.6.       Indemnification of Agent............................................................57
            12.7.       Limitation on Responsibilities of Agent.............................................58
            12.8.       Successor Agent and Co-Agents.......................................................59
            12.9.       Consents, Amendments and Waivers; Out-of-Formula Loans..............................60


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
            12.10.      Due Diligence and Non-Reliance......................................................62
            12.11.      Representations and Warranties of Lenders...........................................62
            12.12.      The Required Lenders................................................................62
            12.13.      Several Obligations.................................................................63
            12.14.      Agent in its Individual Capacity....................................................63
            12.15.      No Third Party Beneficiaries........................................................63
            12.16.      Notice of Transfer..................................................................63
            12.17.      Replacement of Certain Lenders......................................................63
            12.18.      Remittance of Payments and Collections..............................................64

SECTION 13.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS...........................................65
            13.1.       Successors and Assigns..............................................................65
            13.2.       Participations......................................................................65
            13.3.       Assignments.........................................................................66
            13.4.       Tax Treatment.......................................................................67

SECTION 14.  MISCELLANEOUS..................................................................................68
            14.1.       Power of Attorney...................................................................68
            14.2.       General Indemnity...................................................................68
            14.3.       Survival of All Indemnities.........................................................69
            14.4.       Modification of Agreement...........................................................69
            14.5.       Severability........................................................................70
            14.6.       Cumulative Effect; Conflict of Terms................................................70
            14.7.       Execution in Counterparts...........................................................70
            14.8.       Agent's or Required Lenders' Consent................................................70
            14.9.       Notices.............................................................................70
            14.10.      Performance of Borrower's Obligations...............................................71
            14.11.      Reserved............................................................................71
            14.12.      Time of Essence.....................................................................71
            14.13.      Entire Agreement; Appendix A, Exhibits and Schedules................................71
            14.14.      Interpretation......................................................................71
            14.15.      Obligations Several.................................................................71
            14.16.      Confidentiality.....................................................................72
            14.17.      Governing Law; Consent To Forum.....................................................72
            14.18.      Waivers by Borrower.................................................................73

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


                             LIST OF EXHIBITS AND SCHEDULES

Exhibit A               Form of Revolver Note
Exhibit B               Form of Term Note
Exhibit C               Form of Notice of Conversion/Continuation
Exhibit D               Form of Notice of Borrowing
Exhibit E               Form of Compliance Certificate
Exhibit F               Form of Opinion Contents
Exhibit G               Form of Assignment and Acceptance
Exhibit H               Form of Notice
Exhibit I               Form of Letter of Credit Procurement Request
Exhibit J               LC Fee Schedule

Schedule 7.1.1          Borrower's Business Locations
Schedule 8.1.1 Jurisdictions in which Borrower and each Subsidiary is Authorized to do Business
Schedule 8.1.4          Capital Structure of Borrower
Schedule 8.1.5          Corporate Names
Schedule 8.1.12         Surety Obligations
Schedule 8.1.13         Tax Identification Numbers of Borrower and Subsidiaries
Schedule 8.1.15         Patents, Trademarks, Copyrights and Licenses
Schedule 8.1.18         Contracts Restricting Borrower's Right to Incur Debts;
                        Surety Obligations
Schedule 8.1.19         Litigation
Schedule 8.1.21         Capitalized and Operating Leases
Schedule 8.1.22         Pension Plans
Schedule 8.1.24         Labor Contracts
Schedule 9.2.5          Permitted Liens

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                           LOAN AND SECURITY AGREEMENT

      THIS LOAN AND SECURITY AGREEMENT is made on November 9, 1999, by and among AMERIGROUP CORPORATION ("Borrower"), a Delaware corporation with its chief executive office and principal place of business at 4425 Corporation Lane, Virginia Beach, Virginia 23462; the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided herein; and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, N.W., Suite
800, Atlanta, Georgia 30339, in its capacity as collateral and administrative agent for the Lenders pursuant to SECTION 12 hereof (together with its successors in such capacity, "Agent ). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

SECTION 1.  CREDIT FACILITIES

      Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan
Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to Borrower, in an aggregate amount up to $16,500,000, as follows:

      1.1.  REVOLVER COMMITMENT.

            1.1.1. Revolver Loans. Each Lender agrees, severally to the extent of its Revolver Commitment and not jointly with the other Lenders, upon the terms and subject to the conditions set forth herein, to make Revolver Loans to Borrower on any Business Day during the period from the date hereof through the Business Day before the last day of the Original Term or any applicable
Renewal Term, not to exceed in aggregate principal amount outstanding at any time such Lender's Revolver Commitment at such time, which Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement;
provided, however, that Lenders shall have no obligation to Borrower whatsoever to make any Revolver Loan on or after the Commitment Termination Date or if at the time of the proposed funding thereof the aggregate principal amount of all of the Revolver Loans and Pending Revolver Loans then outstanding exceeds, or would exceed after the funding of such Revolver Loan, the Borrowing Base. Each
Borrowing of Revolver Loans shall be funded by Lenders on a Pro Rata basis in accordance with their respective Revolver Commitments (except for Fleet with respect to Settlement Loans). The Revolver Loans shall bear interest as set forth in SECTION 2.1. hereof.

            1.1.2.      Out-of-Formula Loans.  If the unpaid balance of Revolver
Loans outstanding at any time should exceed the Borrowing Base at such time (an
"Out-of-Formula Condition"), such Revolver Loans shall nevertheless constitute
Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents. In the event that Lenders are willing in their sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula
Loans shall be



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payable ON DEMAND and shall bear interest as provided in this Agreement for
Revolver Loans generally.

            1.1.3. Use of Proceeds. The proceeds of the Revolver Loans shall be used by Borrower solely for one or more of the following purposes: (i) to satisfy any Debt owing on the Closing Date to SVB; (ii) to pay the fees and transaction expenses associated with the closing of the transactions described herein; (iii) to pay any of the Obligations; and (iv) to make expenditures for other lawful corporate purposes of Borrower to the extent such expenditures are not prohibited by this Agreement or Applicable Law. In no event may any Revolver
Loan proceeds be used by Borrower to make a contribution to the equity of any Subsidiary that is not an HMO Subsidiary or to purchase or to carry, or to reduce, retire or refinance any Debt incurred to purchase or carry, any Margin
Stock or for any related purpose that violates the provisions of Regulations G, T, U or X of the Board of Governors.

            1.1.4. Revolver Notes. The Revolver Loans made by each Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender and by the Revolver Note payable to such Lender (or the assignee of such Lender), which shall be executed by Borrower, completed in conformity with this Agreement and delivered to such Lender on the Closing Date. All outstanding principal amounts and accrued interest under the Revolver Loans shall be due and payable as set forth in Section 4.2 hereof.

      1.2.  TERM LOAN COMMITMENT.

            1.2.1. Term Loan. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make to Borrower a Term Loan
Advance in an amount not to exceed such Lender's Term Loan Commitment. The Term
Loan shall be comprised of Term Loan Advances in the aggregate principal amount of $9,000,000 and shall be funded by Lenders on the Closing Date, concurrently with Lenders' funding of their initial Revolver Loans. The proceeds of the Term
Loan Advances shall be used by Borrower solely for purposes for which the proceeds of the Revolver Loans are authorized to be used. The Term Loan
Commitment of each Lender shall expire on the funding by such Lender of its Term
Loan Advance. Borrower shall not be entitled to reborrow any amounts repaid with respect to the Term Loan Advances. Each Lender shall make its Term Loan Advance available to Agent in immediately available funds, to such account of Agent as Agent may designate, not later than 12:00 noon on the Closing Date. After the Agent's receipt of the proceeds of such Term Loan Advance, and upon satisfaction of the conditions precedent set forth in SECTION 10 hereof, Agent shall make the proceeds of all such Term Loan Advances available to Borrower on the Closing
Date by transferring same day funds equal to the proceeds of such Term Loan
Advances received by Agent to an account designated by Borrower in writing.

            1.2.2. Term Notes. Borrower shall execute and deliver to Agent on behalf of each Lender, on the Closing Date, a promissory note substantially in the form of EXHIBIT B attached hereto and made a part hereof (such promissory note, together with any new notes issued pursuant to SECTION 13.3.2 upon the assignment of any portion of any Lender's Term Loan Advance, being



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hereinafter referred to collectively as the "Term Notes" and each of such promissory notes being hereinafter referred to individually as a "Term Note"), to evidence such Lender's Term Loan Advance to Borrower, in original principal amounts equal to the amount of such Lender's Term Loan Commitment. Each Term
Note shall be dated the Closing Date and shall provide for payment of the Term
Loan Advance evidenced thereby as specified in SECTION 4.3 hereof.

      1.3.  LC FACILITY.

            1.3.1. Procurement of Letters of Credit. During the period from the date hereof to (but excluding) the 30th day prior to the last day of the Original Term or any applicable Renewal Term, and provided no Default or Event of Default exists, Fleet agrees to establish the LC Facility pursuant to which Fleet shall procure from Bank one or more Letters of Credit on Borrower's request therefor from time to time, subject to the following terms and conditions:

                    (i) Borrower acknowledges that Bank's willingness to issue any Letter of Credit is conditioned upon Bank's receipt of (A) the LC Support duly executed and delivered to Bank by Fleet, (B) an LC
      Application with respect to the requested Letter of Credit and (C) such other instruments and agreements as Bank may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit. Fleet shall have no obligation to execute any LC Support or to join with Borrower in executing an LC Application unless
      (x) Fleet receives an LC Request from Borrower at least five (5) Business
      Days prior to the date on which Borrower desires to submit such LC
      Application to Bank and (y) each of the LC Conditions is satisfied on the date of Fleet's receipt of the LC Request and at the time of the requested execution of the LC Application. In no event shall Fleet or any other
      Lender have any liability or obligation to Borrower or any Subsidiary for any failure or refusal by Bank to issue, for Bank's delay in issuing, or for any error of Bank in issuing any Letter of Credit.

                    (ii) Letters of Credit may be requested by Borrower only if they are to be used (a) to support obligations of Borrower incurred in the Ordinary Course of Business of Borrower, as presently conducted, on a standby basis or (b) for such other purposes as Agent and Lenders may approve from time to time in writing.

                    (iii) Borrower shall comply with all of the terms and conditions imposed on Borrower by Bank, whether such terms and conditions are contained in an LC Application or in any agreement with respect thereto, and subject to the rights of Bank, Fleet shall have the same rights and remedies that Bank has under any agreements that Borrower may have with Bank in addition to any rights and remedies contained in any of the Loan Documents. Borrower agrees to reimburse Bank for any draw under any Letter of Credit as hereinafter provided, and to pay Bank the amount of all other liabilities and obligations payable to Bank under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right that Borrower may have at any time against Bank or any other Person, but without waiving any claim
      Borrower may have against



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       Bank in connection therewith. If Fleet shall pay any amount under a LC
       Support with respect to any Letter of Credit, then Borrower shall pay to
       Fleet, in Dollars on the first Business Day following the date on which payment was made by Fleet under such LC Support (the "Reimbursement
       Date"), an amount equal to the amount paid by Lender under such LC
       Support together with interest from and after the Reimbursement Date until payment in full is made by Borrower at the Default Rate. Until
       Fleet has received payment from Borrower in accordance with the foregoing provisions of this clause (iii), Fleet, in addition to all of its other rights and remedies under this Agreement, shall be fully subrogated to
       (A) the rights and remedies of Bank as issuer of the Letter of Credit under any agreement with Borrower relating to the issuance of such Letter of Credit, and (B) the rights and remedies of each beneficiary under such
       Letter of Credit whose claims against Borrower has been discharged with the proceeds of such Letter of Credit. Whether or not Borrower submits any Notice of Borrowing to Agent, Borrower shall be deemed to have requested from Lenders a Borrowing of Revolver Loans in an amount necessary to pay to Fleet all amounts due Fleet on any Reimbursement Date and each Lender agrees to fund its Pro Rata share of such Borrowing whether or not any Default or Event of Default has occurred or exists, the Commitments have been terminated, the funding of the Borrowing deemed requested by Borrower would result in, or increase the amount of, any
       Out-of-Formula Condition, or any of the conditions set forth in SECTION
       10 hereof are not satisfied.

                     (iv)  Borrower assumes all risks of the acts,
       omissions or misuses of any Letter of Credit by the beneficiary thereof.
       The obligation of Borrower to reimburse Fleet for any payment made by Fleet under the LC Support shall be absolute, unconditional and irrevocable and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit, the existence of any claim, setoff, defense or other right which Borrower may have at any time against a beneficiary of any Letter of Credit, or improper honor by Bank of any draw request under a Letter of Credit. If presentation of a demand, draft, certificate or other document does not comply with the terms of a Letter of Credit and Borrower contends that, as a consequence of such noncompliance it has no obligation to reimburse Bank for any payment made with respect thereto, Borrower shall nevertheless be obligated to reimburse Fleet for any payment made under the LC Support with respect to such Letter of Credit, but without waiving any claim
       Borrower may have against Bank in connection therewith. All disputes regarding any Letter of Credit shall be resolved by Borrower directly with Bank.

                     (v) No Letter of Credit shall be extended or amended in any respect that is not solely ministerial, unless all of the LC
       Conditions are met as though a new Letter of Credit were being requested and issued.

                     (vi) Borrower hereby authorizes and directs Bank to deliver to Fleet all instruments, documents and other writings and Property received by Bank pursuant to or in connection with any Letter of Credit and to accept and rely upon Fleet's instructions and



                                       4

            agreements with respect to all matters arising in connection with such Letter of Credit and the related LC Application.

            1.3.2.  Participations.

                    (i) Immediately upon the issuance by Bank of any Letter of Credit, each Lender (other than Fleet) shall be deemed to have irrevocably and unconditionally purchased and received from Fleet, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such Lender (a "Participating Lender") in all LC Outstandings arising in connection with such Letter of Credit and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Lender's Pro Rata share of all Revolver Loans and LC Outstandings then outstanding, exceeds such Lender's Revolver Commitment.

                    (ii) If Fleet makes any payment under an LC Support and Borrower does not repay or cause to be repaid the amount of such payment on the Reimbursement Date, Fleet shall promptly notify Agent, which shall promptly notify each Participating Lender, of such payment and each Participating Lender shall promptly (and in any event within 1 Business Day after its receipt of notice from Agent) and unconditionally pay to Agent, for the account of Fleet, in immediately available funds, the amount of such Participating Lender's Pro Rata share of such payment, and Agent shall promptly pay such amounts to Fleet. If a Participating Lender does not make its Pro Rata share of the amount of such payment available to Agent on a timely basis as herein provided, such Participating Lender agrees to pay to Agent for the account of Fleet, forthwith ON DEMAND, such amount together with interest thereon at the Federal Funds Rate until paid. The failure of any Participating Lender to make available to Agent for the account of Fleet such Participating Lender's Pro Rata share of the LC Outstandings shall not relieve any other Participating Lender of its obligation hereunder to make available to Agent its Pro Rata share of the LC Outstandings, but no Participating Lender shall be responsible for the failure of any other Participating Lender to make available to Agent its Pro Rata share of the LC Outstandings on the date such payment is to be made.

                    (iii) Whenever Fleet receives a payment on account of the LC Outstandings, including any interest thereon, as to which Agent has previously received payments from any Lender for the account of Fleet, Fleet shall promptly pay to each Participating Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Participating Lender's Pro Rata share thereof.

                    (iv) The obligation of each Participating Lender to make payments to Agent for the account of Fleet in connection with Fleet's payment under a LC Support shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for Fleet's gross negligence or willful misconduct), and shall be made in accordance with the terms and conditions of this

       Agreement under all circumstances and irrespective of whether or not Borrower may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other Loan Documents; the existence of any Default or Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; the existence of any setoff or defense any Obligor may have with respect to any of the Obligations; or the termination of the Commitments.

                    (v) Neither Fleet nor any of its officers, directors, employees or agents shall be liable to any Participating Lender for any action taken or omitted to be taken under or in connection with any of the LC Documents except as a result of actual gross negligence or willful misconduct on the part of Fleet. Fleet does not assume any responsibility for any failure or delay in performance or breach by Borrower or any other Person of any of its obligations under any of the LC Documents. Fleet does not make to Participating Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, the LC Documents, or any Obligor. Fleet shall not be responsible to any Participating Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the LC Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of Borrower or any other Obligor or any Account Debtor. In connection with its administration of and enforcement of rights or remedies under any of the LC Documents, Fleet shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by Fleet, in good faith to be genuine and correct and to have been signed, sent or made by a proper Person. Fleet may consult with and employ legal counsel, accountants and other experts and to advise it concerning its rights, powers and privileges under the LC Documents and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Fleet may employ agents and attorneys-in-fact in connection with any matter relating to the LC Documents and shall not be liable for the negligence, default or misconduct of any such agents or attorneys-in-fact selected by Fleet with reasonable care. Fleet shall not have any liability to any Participating Lender by reason of Fleet's refraining to take any action under any of the LC Documents without having first received written instructions from the Required Lenders to take such action.

                    (vi) Upon the request of any Participating Lender, Fleet shall furnish to such Participating Lender copies (to the extent then Zavailable to Fleet) of each outstanding Letter of Credit and related LC Application and all other documentation pertaining to such Letter of Credit as may be in the possession of Fleet and reasonably requested from time to time by such Participating Lender.

            1.3.3. Cash Collateral Account. If any LC Outstandings, whether or not then due or payable, shall for any reason be outstanding (i) at any time when an Event of Default has occurred and is continuing, (ii) on any date that Availability is less than zero, or (iii) on or at any time after the Commitment Termination Date, then Borrower shall, on Fleet's or Agent's request, forthwith deposit with Agent, in cash, an amount equal to the aggregate amount of LC Outstandings. If Borrower fails to make such deposit on the first Business Day following Agent's or Fleet's demand therefor, Lenders may (and shall upon direction of the Required Lenders) advance such amount as Revolver Loans (whether or not an Out-of-Formula Condition is created thereby). Such cash (together with any interest accrued thereon) shall be held by Agent in the Cash Collateral Account and may be invested, in Agent's discretion, in Cash Equivalents. Borrower hereby pledges to Agent and grants to Agent a security interest in, for the benefit of Agent in such capacity and for the Pro Rata benefit of Lenders, all Cash Collateral held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all Obligations, whether or not then due or payable. From time to time after cash is deposited in the Cash Collateral Account, Agent may apply Cash Collateral then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrower to Agent or any Lender with respect to the LC Outstandings that may be then outstanding. Neither Borrower nor any other Person claiming by, through or under or on behalf of Borrower shall have any right to withdraw any of the Cash Collateral held in the Cash Collateral Account, including any accrued interest, provided that upon termination or expiration of all Letters of Credit and the payment and satisfaction of all of the LC Outstandings outstanding, any Cash Collateral remaining in the Cash Collateral Account shall be returned to Borrower unless an Event of Default then exists (in which event Agent may apply such Cash Collateral to the payment of any other Obligations outstanding, with any surplus to be turned over to Borrower).

            1.3.4.       Indemnifications.

                   (i) In addition to any other indemnity which Borrower may have to Agent or any Lender under any of the other Loan Documents and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify and defend each of the Agent Indemnities and Lender Indemnities and to hold each of the Agent Indemnities and Lender Indemnities harmless from and against any and all Claims which any of the Agent Indemnities or any of the Lender Indemnities may (other than as the actual result of their own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of, payment or failure to pay or any performance or failure to perform under any Letter of Credit or LC Support or (b) any suit, investigation or proceeding as to which Agent or any Lender is or may become a party to as a conse quence, directly or indirectly, of the issuance of any Letter of Credit or any LC Support or the payment or failure to pay thereunder.

                   (ii) Each Participating Lender agrees to indemnify and defend each of the Fleet Indemnities (to the extent the Fleet Indemnities are not reimbursed by Borrower or any other Obligor, but without limiting the indemnification obligations of Borrower under this

       Agreement), on a Pro Rata basis, from and against any and all Claims which may be imposed on, incurred by or asserted against any of the Fleet Indemnities in any way related to or arising out of Fleet's administration or enforcement of rights or remedies under any of the LC Documents or any of the transactions contemplated thereby (including costs and expenses which Borrower is obligated to pay under SECTION 14.2 hereof), provided that no Participating Lender shall be liable to any of the Fleet Indemnities for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Fleet Indemnities.

SECTION 2.  INTEREST, FEES AND CHARGES

      2.1.  INTEREST.

            2.1.1. Rates of Interest. Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolver Loans and Term Loan Advances from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to 75% plus the Base Rate in effect from time to time. The applicable rate of interest for all Loans (or portions thereof) shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on each Loan shall accrue from and including the date on which such Loan is made to (but excluding) the date of any repayment thereof; provided, however, that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. The Loans made by each Lender on the Closing Date shall be in excess of $250,000. The Base Rate on the date hereof is 8.25% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 9.0% per annum.

            2.1.2. Default Rate of Interest. Borrower shall pay interest (before as well as after entry of judgment thereon, to the extent permitted by Applicable Law) at a rate per annum equal to the Default Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) until paid in full; (ii) with respect to the principal amount of all of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) upon the earlier to occur of (x) Borrower's receipt of notice from Agent of the Required Lenders' election to charge the Default Rate based upon the existence of any Event of Default (which notice Agent shall send only with the consent or at the direction of the Required Lenders), whether or not acceleration or demand for payment of the Obligations has been made, or (y) the commencement by or against Borrower of an Insolvency Proceeding; and (iii) with respect to the principal amount of any Out-of-Formula Loans, whether or not demand for payment thereof has been made by Agent. To the fullest extent permitted by Applicable Law, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations and to the unpaid principal amount of the Obligations during any Insolvency Proceeding of Borrower. Borrower acknowledges that the cost and expense to Agent and each Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lender for such added cost and expense.

            2.2. FEES. In consideration of Lender's establishment of the Commitments in favor of Borrower, and Agent's agreement to serve as collateral and administrative agent hereunder, Borrower agrees to pay the following fees:

                 2.2.1. Closing Fee. Borrower shall pay to Agent, to be allocated to the Initial Lenders pursuant to the Fee Letter, a closing fee of $100,000, which shall be paid concurrently with the initial Loans hereunder.

                 2.2.2. Unused Line Fee. Borrower shall pay to Agent for the Pro Rata benefit of Lenders a fee equal to .5% per annum of the amount by which the Average Revolver Loan Balance for any month (or portion thereof that the Agreement is in effect) is less than the aggregate amount of the Revolver Commitments, such fee to be paid on the first day of the following month; but if this Agreement is terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

                 2.2.3. LC Facility Fees. Borrower shall pay all fees at any time payable to Bank for each Letter of Credit as set forth on EXHIBIT J attached hereto. In no event shall Fleet be liable to Bank, Borrower or any other Person for any fees owing to Bank in respect of any Letter of Credit by reason of Fleet's joining in any LC Application or otherwise. Borrower shall also pay to Agent, for the Pro Rata benefit of Lenders, for each LC Support of each Letter of Credit, a fee equal to 1.5% per annum of the face amount of such Letter of Credit which shall be due and payable on the first calendar day of each month, all of which fees and charges shall be deemed fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                 2.2.4. Audit and Appraisal Fees. Borrower shall reimburse Agent and Lenders for all reasonable costs and expenses incurred by Agent and Lenders in connection with all audits and appraisals of any Obligor's books and records and such other matters pertaining to any Obligor or any Collateral as any such Lender shall deem appropriate; provided, however, that, for so long as no Event of Default exits during any Loan Year, the aggregate amount of Borrower's reimbursement obligation under this SECTION 2.2.4 in such Loan Year for costs and expenses incurred by Agent or any Lender during such Loan Year shall not exceed $20,000.

                 2.2.5. Agency Fee. In consideration of Fleet's syndication of the Commitments and service as Agent hereunder, Borrower shall pay to Agent an agency fee of $15,000 per year, which fee shall be deemed due in full on the Closing Date and on each anniversary of the date of this Agreement (or on the date of payment in full of the Obligations upon termination of the Commitments, if on a date other than an anniversary date) although such agency fee is to be paid by Borrower to Agent on the first day of each month after the Closing Date in installments of $1,250 each.

                 2.2.6. General Provisions. All fees shall be frilly earned by the identified recipient thereof pursuant to the foregoing provisions of this Agreement on the due date thereof and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration. All fees provided for in SECTION 2.2 are and shall be deemed to be for compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

      2.3. COMPUTATION OF INTEREST AND FEES. All fees and other charges provided for in this Agreement that are calculated as a per annum percentage of any amount and all interest shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For purposes of computing interest and other charges hereunder, all Payment Items and other forms of payment received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) on the Business Day that Agent receives such items in immediately available funds in the Payment Account, and Agent shall be deemed to have received such Payment Item on the date specified in SECTION 4.7 hereof.

      2.4. REIMBURSEMENT OF EXPENSES. Borrower shall reimburse Agent and, if an Event of Default then exists, each Lender, for all reasonable legal, accounting, appraisal and other fees and expenses incurred by Agent or any Lender in connection with (i) the negotiation and preparation of any of the Loan Documents, any amendment or modification thereto, any waiver of any Default or Event of Default thereunder, or any restructuring or forbearance with respect thereto; (ii) the administration of the Loan Documents and the transactions contemplated thereby, to the extent that such fees and expenses are expressly provided for in this Agreement or any of the other Loan Documents; (iii) action taken to perfect or maintain the perfection or priority of any of Agent's Liens with respect to any of the Collateral; (iv) any inspection of or audits conducted with respect to any of Borrower's books and records or any of the Collateral; (v) any effort to verify, protect, preserve, or restore any of the Collateral or to collect, sell, liquidate or otherwise dispose of or realize upon any of the Collateral; (vi) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or against Agent, any Lender, any Obligor or any other Person) in any way arising out of or relating to any of the Collateral (or the validity, perfection or priority of any of Agent's Liens thereon), any of the Loan Documents or the validity, allowance or amount of any of the Obligations; (vii) the protection or enforcement or any rights or remedies of Agent or any Lender in any Insolvency Proceeding; or (viii) any other action taken by Agent or any Lender to enforce any of the rights or remedies of Agent or such Lender against any Obligor or any Account Debtors to enforce collection of any of the Obligations or payments with respect to any of the Collateral. All amounts chargeable to Borrower under this SECTION 2.4 shall constitute Obligations that are secured by all of the Collateral and shall be payable ON DEMAND to Agent. Borrower shall also reimburse Agent for expenses incurred by Agent and its administration of any of the Collateral to the extent and in the manner provided in SECTION 6 hereof or in any of the other Loan Documents. The foregoing shall not be construed to limit any other provision of any of the Loan Documents regarding the reimbursement of costs or expenses by Borrower to Agent or any Lender. The parties acknowledge that Borrower has paid to Agent a deposit in the amount of $100,000. Such deposit shall be applied by Agent to satisfy Borrower's reimbursement obligations to Agent pursuant to this SECTION 2.4 in connection with the closing of the transactions contemplated by this Agreement and the other Loan Documents. If Borrower's reimbursement obligations to Agent in connection with such closing are less than $100,000, the balance of such deposit shall be refunded by Agent to Borrower within 30 days after the Closing Date.

      2.5. BANK CHARGES. Borrower shall pay to Agent, ON DEMAND, any and all fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution (including any fees paid by Agent or any Lender to any Participant) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower by Agent or any Lender of proceeds of Loans made by Lenders to Borrower pursuant to this Agreement and (ii) the depositing for collection by Agent or any Lender of any Payment Item received or delivered to Agent or any Lender on account of the Obligations. Borrower acknowledges and agrees that Agent may charge such costs, fees and expenses to Borrower based upon Agent's good faith estimate of such costs, fees and expenses as they are incurred by Agent or any Lender.

      2.6. CAPITAL ADEQUACY. If any Lender determines that after the date hereof (a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such Applicable Law by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by such Lender or its holding company with any request or directive of any such Governmental Authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of such Lender's commitment to make the Loans pursuant hereto by any amount deemed by such Lender to be material:

                    (i) Agent shall promptly, after its receipt of a certificate from such Lender setting forth such Lender's determination of such occurrence, give notice thereof to Borrower and Lenders; and

                    (ii) Borrower shall pay to Agent, for the account of such Lender, as an additional fee from time to time, within 60 days after demand by Agent, such amount as such Lender certifies to be the amount reasonably calculated to compensate such Lender for such reduction.

            A certificate of such Lender claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to such Lender (including the basis for such Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method. For purposes of this SECTION 2.8 all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

      2.7. MAXIMUM INTEREST. Regardless of any provision contained in any of the Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Agent and Lenders pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents or the exercise by Agent of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Agent or any Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrower be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any Interest that has not otherwise accrued on the date of such acceleration, and Agent and Lenders do not intend to collect any unearned Interest in the event of any such acceleration. Borrower recognizes that, with fluctuations in the rates of interest set forth in SECTION 2.1.1 of this Agreement, and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Agent or any Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned Interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Agent or any Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Agent or any Lender, all Interest at any time contracted for, charged or received from Borrower in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower, Agent and Lenders shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this SECTION 2.10 shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.10.

SECTION 3.  LOAN ADMINISTRATION

      3.1. MANNER OF BORROWING AND FUNDING REVOLVER LOANS. Borrowings under the Commitments established pursuant to SECTION 1.1 hereof shall be made and funded as follows:

            3.1.1.  Notice of Borrowing.

                    (i)  Whenever Borrower desires to make a Borrowing under
      SECTION 1.1 of this Agreement, Borrower shall give Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of EXHIBIT D annexed hereto and signed by an authorized officer of Borrower. Such Notice of Borrowing shall be given by Borrower no later than 11:00 a.m. at the office of Agent designated by Agent from time to time on the Business Day of the requested funding date of such Borrowing. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), arid (c) the account of Borrower to which the proceeds of such Borrowing are to be disbursed.

                    (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents with respect to the Obligations (whether as principal, accrued interest, fees or other charges) shall be deemed irrevocably to be a request (without any requirement for the submission of a Notice of Borrowing) for Revolver Loans on the due date of, and in an aggregate amount required to pay, such Obligations, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as provided in SECTION
      2.1.1 hereof. Any failure by Borrower or any Subsidiary to satisfy any Regulatory Tangible Net Equity Requirement shall be deemed irrevocably to be a request by Borrower (without any requirement for the submission of a Notice of Borrowing) for Revolver Loans in an aggregate amount required to place such Subsidiary in compliance with such Regulatory Tangible Net Equity Requirement, and the proceeds of such Revolver Loans may be disbursed by way of direct payment to such Subsidiary or other appropriate Person and shall bear interest as provided in SECTION 2.1.1 hereof. Neither Agent nor any Lender shall have any obligation to Borrower to honor any deemed request for a Revolver Loan after the Commitment Termination Date, when an Out-of-Formula Condition exists or would result therefrom, or when any condition precedent set forth in SECTION 10 hereof is not satisfied, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and regardless of whether such Revolver Loan is funded after the Commitment Termination Date.

                    (iii) As an accommodation to Borrower, Agent and Lenders may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrower if provided by a Person identified on the Telephone Instruction Letter. Unless Borrower specifically directs Agent and Lenders in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Agent nor any Lender shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Lenders by a Person identified or the Telephone Instruction Letter and neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

            3.1.2. Fundings by Lenders. Subject to its receipt of notice from Agent of a Notice of Borrowing as provided in SECTION 3.1.1(I) (except in the case of a deemed request by Borrower for a Revolver Loan as provided in SECTIONS 3.1.1(II) or 3.1.3(II) hereof, in which event no Notice of Borrowing need be submitted), each Lender shall timely honor its Revolver Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans that is properly requested by Borrower and that Borrower is entitled to receive under the Loan Agreement. Agent shall endeavor to notify Lenders of each Notice of Borrowing (or deemed request for a Borrowing pursuant to SECTION 3.1.1(II) hereof) by 12:00 noon on the proposed funding date. Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Borrowing requested or deemed requested by Borrower at Agent's designated bank in immediately available funds not later than 2:00 p.m. on the date of funding of such Borrowing, unless Agent's notice to Lenders is received after 12:00 noon on the proposed funding date, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Borrowing on or before 11:00 a.m. of the next Business Day. Subject to its receipt of such amounts from Lenders, Agent shall make the proceeds of the Revolver Loans received by it available to Borrower by disbursing such proceeds in accordance with Borrower's disbursement instructions set forth in the applicable Notice of Borrowing. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Borrowing, Agent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to Borrower on the applicable funding date. If a Lender's Pro Rata share of such Borrowing is not in fact deposited with Agent, then, if Agent has disbursed to Borrower an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrower agrees to repay, to Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of Borrower until the date such amount is paid or repaid to Agent, (a) in the case of Borrower, at the interest rate applicable to such Borrowing and (b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolver Loan, and if both such Lender and Borrower shall have repaid such corresponding amount, Agent shall promptly return to Borrower such corresponding amount in same day funds. A notice of Agent submitted to any Lender with respect to amounts owing under this
SECTION 3.1.2 shall be conclusive, absent manifest error.

            3.1.3.  Settlement and Settlement Loans.

                    (i) In order to facilitate the administration of the Revolver Loans under this Agreement, Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that settlement among them with respect to the Revolver Loans may take place on a periodic basis on dates determined from time to time by Agent (each a "Settlement Date"), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in SECTION 10 of this Agreement have been met. On each Settlement Date, payment shall be made by or to each Lender in the manner provided herein and in accordance with the Settlement Report delivered by Agent to Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each Lender shall hold its Pro Rata share of all Revolver Loans and participations in LC Outstandings then outstanding. Agent shall request settlement with the Lenders on a basis not less frequently than once every five (5) Business Days.

                    (ii) Between Settlement Dates, Agent may request Fleet to advance, and Fleet may, but shall in no event be obligated to, advance to Borrower out of Fleet's own funds the entire principal amount of any Borrowing of Revolver Loans that are requested or deemed requested pursuant to this Agreement (any such Revolver Loan funded exclusively by Fleet being referred to as a "Settlement Loan"). Each Settlement Loan shall constitute a Revolver Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolver Loans, except that all payments thereon shall be payable to Fleet solely for its own account. The obligation of Borrower to repay such Settlement Loans to Fleet shall be evidenced by the Settlement Note. Agent shall not request Fleet to make any Settlement Loan if (A) Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in SECTION 10 hereof will not be satisfied on the requested funding date for the applicable Borrowing or (B) the requested Borrowing would exceed the amount of Availability on the funding date or would cause the then outstanding principal balance of all Settlement Loans to exceed $1,500,000. Fleet shall not be required to determine whether the applicable conditions precedent set forth in
      SECTION 10 hereof have been satisfied or the requested Borrowing would exceed the amount of Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan. On each Settlement Date, or, if earlier, upon demand by Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. As provided in SECTION 3.1.1(II), Borrower shall be deemed to have requested (without the necessity of submitting any Notice of Borrowing) Revolver Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and to have Agent cause the proceeds of such Revolver Loans to be applied to the repayment of such Settlement Loans and interest accrued thereon. Agent shall notify the Lenders of the outstanding balance of Revolver Loans prior to 11:00 a.m. on each Settlement Date and each Lender (other than Fleet) shall deposit with Agent (without setoff, counterclaim or reduction of any kind) an amount equal to its Pro Rata share of the amount of Revolver Loans deemed requested in immediately available funds not later than 2:00 p.m. on such Settlement Date, and without regard to whether any of the conditions precedent set forth in
      SECTION 10 hereof are satisfied or the Commitment Termination Date has occurred. If as the result of the commencement by or against Borrower of any Insolvency Proceeding or otherwise any Settlement Loan may not be repaid by the funding by Lenders of Revolver Loans, then each Lender (other than Fleet) shall be deemed to have purchased a participating interest in any unpaid Settlement Loan in an amount equal to such Lender's Pro Rata share of such Settlement Loan and shall transfer to Fleet, in immediately available funds not later than the 2nd Business Day after Fleet's request therefor, the amount of such Lender's participation. The proceeds of Settlement Loans may be used solely for purposes for which Revolver Loans generally may be used in accordance with SECTION 1.1.3 hereof. If any amounts received by Fleet in respect of any Settlement Loans are later required to be returned or repaid by Fleet to Borrower or any other Obligor or their respective representa tives or successors-in-interest, whether by court order, settlement or otherwise, the other Lenders shall, upon demand by Fleet with notice to Agent, pay to Agent for the account of Fleet, an amount equal to each other Lender's Pro Rata share of all such amounts required to be returned by Fleet.

            3.1.4. Disbursement Authorization. Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Revolver Loan requested, or deemed to be requested pursuant to SECTION 3.1.1 or SECTION 3.1.3(II), as follows: (i) the proceeds of each Revolver Loan requested under SECTION 3.1.1(I) shall be disbursed by Agent in accordance with the terms of the written disbursement letter from Borrower in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Agent from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolver Loan requested under SECTION 3.1.1(II) or SECTION 3.1.3(II) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation.

      3.2. DEFAULTING LENDER. If any Lender shall, at any time, fail to make any payment to Agent or Fleet that is required hereunder, Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting Lender's defaulted obligations hereunder, at such time, and in such order, as Agent may elect in its sole discretion. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make the full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate. The failure of any Lender to fund its portion of any Revolver Loan shall not relieve any other Lender of its obligation, if any, to fund its portion of the Revolver Loan on the date of Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Revolver Loan to be made by such Lender on the date of any Borrowing. Solely as among the Lenders and solely for purposes of voting or consenting to matters with respect to any of the Loan Documents, Collateral or any Obligations and determining a defaulting Lender's Pro Rata share of payments and proceeds of Collateral pending such defaulting Lender's cure of its defaults hereunder, a defaulting Lender shall not be deemed to be a "Lender" and such Lender's Commitment shall be deemed to be zero (0). The provisions of this
SECTION 3.2 shall be solely for the benefit of Agent and Lenders and may not be enforced by Borrower.

      3.3. ALL LOANS TO CONSTITUTE ONE OBLIGATION. The Loans shall constitute one general Obligation of Borrower and shall be secured by Agent's Lien upon all of the Collateral; provided, however, that Agent and each Lender shall be deemed to be a creditor of Borrower and the holder of a separate claim against Borrower to the extent of any Obligations owed by Borrower to Agent or such Lender.

SECTION 4.  PAYMENTS

      4.1. GENERAL PAYMENT PROVISIONS. All payments (including all prepayments) of principal of and interest on the Loans, LC Outstandings and other Obligations that are payable to Agent or any Lender shall be made to Agent in Dollars without any offset or counterclaim (but without waiving any such counterclaim) and free and clear of (and without deduction for) any present or future Taxes, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds not later than 12:00 noon on the due date (and payment made after such time on the due date to be deemed to have been made on the next succeeding Business Day). All payments received by Agent shall be distributed by Agent in accordance with SECTION 4.6 hereof, subject to the rights of offset that Agent may have as to amounts otherwise to be remitted to a particular Lender by reason of amounts due Agent from such Lender under any of the Loan Documents. Agent shall in good faith endeavor to provide Borrower with a statement of amounts due in connection with any payment of principal or interest owing on account of the Loans; provided, however, that any failure by Agent to provide any such statement to Borrower shall not relieve Borrower of its obligation to pay all amounts as and when due hereunder.

      4.2.  REPAYMENT OF REVOLVER LOANS.

            4.2.1. Payment of Principal. The outstanding principal amounts with respect to the Revolver Loans shall be repaid as follows:

                    (i) Any portion of the Revolver Loans consisting of principal shall be paid by Borrower to Agent, for the Pro Rata benefit of Lenders (or, in the case of Settlement

      Loans, for the sole benefit of Fleet), immediately upon (a) each receipt by Agent, any Lender or Borrower of any proceeds of any of the Accounts or Inventory or other amounts (other than proceeds of Accounts or Inventory or other amounts received at any time that an Event of Default does not exist), to the extent of such proceeds or other amounts, (b) the Commitment Termination Date, and (c) in the case of Settlement Loans, the earlier of Fleet's demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

                      (ii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Out-of-Formula Condition shall exist, Borrower shall, on the sooner to occur of Agent's demand or the first Business Day after Borrower has obtained knowledge of such Out-of-Formula Condition, repay the outstanding Revolver Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such excess.

              4.2.2. Payment of Interest. Interest accrued on the Revolver Loans shall be due and payable on the first calendar day of each month (for the immediately preceding month), computed through the last calendar thy of the preceding month, with respect to any Revolver Loan. Accrued interest also shall be paid by Borrower on the Commitment Termination Date.

      4.3.    REPAYMENT OF TERM LOAN ADVANCES.

              4.3.1. Payment of Principal. Each Term Note shall be paid in consecutive monthly installments, the first 41 of which shall be in an amount equal to the holder's Pro Rata share of $166,667 per installment and shall be payable on the first day of each month, commencing on December 1, 1999, and ending on April 1, 2003, and the final installment of which shall be in an amount equal to such holder's Pro Rata share of the remaining principal balance of the Term Loan and shall be payable on April 30, 2003. Each installment shall be payable to Agent for the account and Pro Rata benefit of each Lender. Each Term Loan Advance, if not sooner paid, shall be due and payable in full on the Commitment Termination Date.

              4.3.2.  Payment of Interest.  Interest accrued on each Term
Loan Advance shall be due and payable on the first calendar day of each month for the immediately preceding month, computed through the last calendar day of the preceding month. Accrued interest shall also be paid by Borrower on the Commitment Termination Date.

              4.3.3. Mandatory Prepayment of Term Loan Advances. Borrower shall prepay the entire unpaid principal balance of the Term Loan Advances, and all accrued but unpaid interest thereon, upon the Commitment Termination Date. Borrower shall also be required to prepay the Term Loan Advances as follows:

                      (i) Borrower shall prepay the Term Loan Advances in connection with dispositions of Equipment by Borrower, as and when required by SECTION 7.3.2; and

                      (ii) Borrower shall prepay the Term Loan Advances by an amount equal to not less than 75% of the Net Proceeds realized from an IPO or other issuance by Borrower, any of its Subsidiaries or any Holding Company of Equity Interests or the issuance by Borrower, any of its Subsidiaries or any Holding Company of Subordinated Debt with the consent of Agent (other than any issuance of Equity Interests or Subordinated Debt by Borrower, any of its Subsidiaries or any Holding Company specifically for use in connection with any Acquisition consented to by Agent or the exercise of options now or hereafter, in existence for the purchase of Equity Interests of Borrower, any of its Subsidiaries or any Holding Company).

            4.3.4. Optional Prepayments of Term Loan Advances. In addition to prepayments that are required by the terms of this Agreement, Borrower may, at its option, prepay any portion of the Term Loan Advances in whole at any time or in part from time to time, in amounts aggregating $100,000 or any greater integral multiple of $50,000, by paying the principal amount to be prepaid together with interest accrued or unpaid thereon to the date of prepayment. Borrower shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment not less than 1 Business Day prior to any prepayment. Such notice, once given, shall be irrevocable and, upon receipt of any such notice of optional prepayment, Agent shall promptly notify each Lender of the contents thereof and of such Lender's share of the prepayment.

            4.3.5. Application of Prepayments. Each prepayment of Term Loan Advances shall be remitted by Borrower to Agent and, promptly thereafter, distributed by Agent to each Lender on a Pro Rata basis. Each Lender shall apply its share of each prepayment, first to accrued but unpaid interest, and the balance to installments of principal in the inverse order of their maturities, until such Lender's Term Loan Advance is paid in full. In no event shall any prepayment premium or penalty be due or payable in connection with any prepayment of the Term Loan Advances.

      4.4. PAYMENT OF OTHER OBLIGATIONS. The balance of the Obligations requiring the payment of money, including LC Outstandings and Extraordinary Expenses incurred by Agent or any Lender, shall be repaid by Borrower to Agent for allocation among Agent and Lenders as provided in this Agreement, as and when provided in the Loan Documents, or, if no date of payment is otherwise specified in the Loan Documents, ON DEMAND.

      4.5. MARSHALING; PAYMENTS SET ASIDE. None of Agent or any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other Obligor or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Agent or Lenders or any of such Persons receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this SECTION 4.5 shall survive any termination of the Commitments and payment in full of the Obligations.
      4.6.  AGENT'S ALLOCATION OF PAYMENT AND COLLECTIONS.

            4.6.1. Allocation of Payments. All monies to be applied to the Obligations, whether such monies represent voluntary payments by one or more Obligors or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Agent to pay principal and accrued interest on any portion of the Revolver Loans which Agent may have advanced on behalf of any Lender and for which Agent has not been reimbursed by such Lender or Borrower; (ii) second, to Fleet to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with Lenders that have acquired a participating interest in such Settlement Loans; (iii) third, to the extent that Fleet has not received from any Participating Lender a Participation Payment as required by
SECTION 1.3.2 hereof; to Fleet to pay all amounts owing to Fleet pursuant to
SECTION 1.3.2(II) hereof; (iv) fourth, to Agent to pay the amount of Extraordinary Expenses and any amounts owing to Agent pursuant to SECTION 14.10 hereof that have not been reimbursed to Agent by Borrower or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans; (v) fifth, to Agent to pay any Indemnified Amount that has not been paid to Agent by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans; (vi) sixth, to Agent to pay any fees due and payable to Agent, (vii) seventh, to Lenders for any Indemnified Amount that they have paid to Agent and any Extraordinary Expenses that they have reimbursed to Agent or themselves incurred, to the extent that Lenders have not been reimbursed by Obligors therefor; (viii) eighth, to Fleet to pay principal and interest with respect to LC Outstandings (or to the extent any of the LC Outstandings are contingent and an Event of Default then exists, deposited in the Cash Collateral Account to provide security for the payment of the LC Outstandings), which payment shall be shared with the Participating Lenders in accordance with SECTION 1.3.2(III) hereof; and (ix) ninth, to Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Obligations then outstanding to be shared among Lenders on a Pro Rata basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrower). The allocations set forth in this SECTION 4.6 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrower or any other Person.

            4.6.2. Erroneous Application. Agent shall not be liable for any allocation or distribution of payments made by it in good faith and, if any such allocation or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which such other Lenders are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

      4.7. APPLICATION OF PAYMENTS AND COLLATERAL PROCEEDS. All Payments Items received by Agent by 12:00 noon, on any Business Day shall be deemed received on that Business Day. All Payment Items received by Agent after 12:00 noon on any Business Day shall be deemed received on the following Business Day. At any time that a Default or an Event of Default exists, (i) Borrower irrevocably waives the right to direct the application of any and all payments and Collateral proceeds at any time or times hereafter received by Agent or any Lender from or on behalf of Borrower, and (ii) Borrower does hereby irrevocably agree that Agent shall have the continuing exclusive right to apply and reapply any and all such payments and Collateral proceeds received at any time or times hereafter by Agent or its agent against the Obligations, in such manner as Agent may deem advisable, notwithstanding any entry by Agent upon any of its books and records. If as the result of Agent's collection of proceeds of Accounts and other Collateral as authorized by SECTION 7.2.6 a credit balance exists, such credit balance shall not accrue interest in favor of Borrower, and promptly shall be remitted by Agent to Borrower at any time or times that no Default or Event of Default exists. Unless otherwise directed by Borrower, such credit balance shall not be applied or be deemed to have been applied as a prepayment of the Term Loan, except that Lenders may, at their option, offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

      4.8.  LOAN ACCOUNTS; THE REGISTER; ACCOUNT STATED.

            4.8.1. Loan Accounts. Each Lender shall maintain in accordance with its usual and customary practices an account or accounts (a "Loan Account") evidencing the Debt of Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable to such Lender from time to time hereunder and under each Note payable to such Lender. Any failure of a Lender to record in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrower hereunder (or under any Note) to pay any amount owing hereunder to such Lender.

            4.8.2. The Register. Agent shall maintain a register (the "Register") which shall include a master account and a subsidiary account for each Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder or under the Notes and (iv) the amount of any sum received by Agent from Borrower or any other Obligor and each Lender's share thereof. The Register shall be available for inspection by Borrower or any Lender at the offices of Agent at any reasonable time and from time to time upon reasonable prior notice. Any failure of Agent to record in the Register, or any error in doing so, shall not limit or otherwise affect the obligation of Borrower hereunder (or under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim by any Lender against Agent.

            4.8.3. Entries Binding. The entries made in the Register and each Loan Account shall constitute rebuttably presumptive evidence of the information contained therein; provided, however, that if a copy of information contained in the Register or any Loan Account is provided to any Person, or any Person inspects the Register or any Loan Account, at any time or from time to time, then the information contained in the Register or the Loan Account, as applicable shall be conclusive and binding on such Person for all purposes absent manifest error, unless such Person notifies Agent in writing within 30 days after such Person's receipt of such copy or such Person's inspection of the Register or Loan Account of its intention to dispute the information contained therein.

      4.9.  RESERVED.

      4.10. WITHHOLDING TAX EXEMPTION. At least 5 Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States or any state thereof agrees that it will deliver to Borrower and Agent 2 duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payment under this Agreement and its Note without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to Borrower and Agent 2 additional copies of such form (or a successor form) on or before the date that such form expires (currently, 3 successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrower or Agent, in each case, certifying that such Lender is entitled to receive payments under this Agreement and its Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrower and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income taxes.

SECTION 5.  ORIGINAL TERM AND TERMINATION OF COMMITMENTS

      5.1. ORIGINAL TERM OF COMMITMENTS. Subject to each Lender's right to cease making Loans and other extensions of credit to Borrower when any Default or Event of Default exists or upon termination of the Commitments as provided in
SECTION 5.2 hereof the Commitments shall be in effect from the date hereof, through the close of business on April 30, 2003 (the "Original Term"), and shall automatically renew for one-year periods thereafter (each a "Renewal Term"), unless terminated as provided in SECTION 5.2 hereof

      5.2.  TERMINATION.

            5.2.1. Termination by Agent. Agent may (and upon the direction of the Required Lenders, shall) terminate the Commitments upon at least 120 days prior written notice to Borrower as of the last day of the Original Term or any applicable Renewal Term and without notice upon or after the occurrence of an Event of Default; provided, however, that the Commitments shall automatically terminate as provided in
SECTION 11.2 hereof

            5.2.2. Termination by Borrower. Upon at least 30 days prior written notice to Agent, Borrower may, at its option, terminate the Commitments; provided, however, no such termination by Borrower shall be effective until Borrower has satisfied all of the Obligations and executed in favor of and delivered to Agent and Lenders a general release of all Claims that Borrower may have against Agent or any Lender. Any notice of termination given by Borrower shall be irrevocable unless Agent otherwise agrees in writing. Borrower may elect to terminate the Commitments in their entirety only. No section of this Agreement or Commitment may be terminated by Borrower singly.

            5.2.3. No Termination Charges. In no event shall any termination charges be due or payable in connection with any termination of the Commitments.

            5.2.4. Effect of Termination. On the effective date of termination of the Commitments by Agent or by Borrower, all of the Obligations shall be immediately due and payable and Lenders shall have no obligation to make any Loans and Fleet shall have no obligation to procure any Letters of Credit. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has satisfied the Obligations (other than indemnification obligations that survive the termination of the Commitments in respect of which demand for payment has not been made by Agent) to Agent and Lenders, in full. For purposes of this Agreement, the Obligations shall not be deemed to have been satisfied until all Obligations for the payment of money have been paid to Agent in same day funds and all Obligations that are at the time in question contingent (including, all LC Outstandings that exist by virtue of an outstanding Letter of Credit) have been fully cash collateralized in favor and to the satisfaction of Agent or Agent has received as beneficiary a direct pay letter of credit in form and from an issuing bank acceptable to Agent and providing for direct payment to Agent of all such contingent Obligations at the time they become fixed (including reimbursement of all sums paid by Agent under any LC Support). Notwithstanding the payment in full of the Obligations, Agent shall not be required to terminate its security interests in any of the Collateral unless, with respect to any loss or damage Agent may incur as a result of the dishonor or return of any Payment Items applied to the Obligations, Agent shall have received either (i) a written agreement, executed by Borrower and any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or (ii) such monetary reserves and Liens on the Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent from any such loss or damage. The provisions of SECTION 4.5 and all obligations of Borrower to indemnify Agent or any Lender pursuant to this Agreement shall in all events survive any termination of the Commitments as and to the extent provided in SECTION 14.2.

SECTION 6.  COLLATERAL

            6.1. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of all of the Obligations, Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                                    (i)    All Accounts;

                                    (ii)   All Inventory;

                                    (iii)  All Equipment;

                                    (iv)   All Instruments;

                                    (v)    All Chattel Paper;

                                    (vi)   All Documents;

                                    (vii)  All General Intangibles;

                                    (viii) All Deposit Accounts (other than the
      Deposit Accounts of any HMO Subsidiary);

                                    (ix)   All Investment Property
      (including the Pledged Shares but excluding any portion thereof that constitutes Margin Stock unless otherwise expressly provided in any Security Documents);

                                    (x)    All monies now or at any time or
      times hereafter in the possession or under the control of Agent or a Lender or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral in the Cash Collateral Account and all Pledged Cash;

                                    (xi)   All accessions to, substitutions
      for and all replacements, products and cash and non-cash proceeds of (i) through (x) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to or destruction of any of the Collateral; and.

                                    (xii)  All books and records (including
      customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (xi) above.

      6.2. LIEN ON DEPOSIT ACCOUNTS. As additional security for the payment and performance of the Obligations, Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and lien upon, and hereby collaterally assigns to Agent, all of Borrower's right, title and interest in and to each Deposit Account of Borrower and in and to any deposits or other sums at any time credited to each such Deposit Account, including all Pledged Cash and any accounts in which sums are deposited. In connection with the foregoing, Borrower hereby authorizes and directs each such bank or other depository to pay or deliver to Agent upon its written demand therefor made at any time upon the occurrence and during the continuation of an Event of Default and without further notice to Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by Borrower with such depository for application to the Obligations then outstanding, and the rights given Agent in this Section shall be cumulative with and in addition to Agent's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Borrower hereby irrevocably appoints Agent as Borrower's attorney-in-fact to collect any and all such balances to the extent any such payment is not made to Agent by such bank or other depository after demand thereon is made by Agent pursuant hereto. Nothing contained herein shall be deemed to constitute the grant of a security interest in or Lien upon the Deposit Accounts of any HMO Subsidiaries.

      6.3. OTHER COLLATERAL. In addition to the items of Property referred to in SECTION 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations.

      6.4. LIEN PERFECTION; FURTHER ASSURANCES. Promptly after Agent's request therefor, Borrower shall execute or cause to be executed and deliver to Agent such instruments, assignments or documents as are necessary under the UCC or other Applicable Law to perfect Agent's Lien upon the Collateral, and shall take such other action as may be requested by Agent to give effect to or carry out the intent and purposes of this Agreement. Unless prohibited by Applicable Law, Borrower hereby authorizes Agent to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. Unless there exists a Default or Event of Default, Agent agrees that, if requested by Borrower, Agent will execute a subordination agreement whereby Agent expressly subordinates its Lien upon any Equipment that is the subject of a Purchase Money Lien securing Permitted Purchase Money Debt provided that said subordination agreement is in all respects acceptable to Agent in the exercise of its sole discretion.

SECTION 7. COLLATERAL ADMINISTRATION

      7.1. GENERAL PROVISIONS.

           7.1.1. Location of Collateral. All items of Collateral consisting of Borrower's management information systems and books and records shall at all times be kept by Borrower at the chief executive office of Borrower set forth in SCHEDULE 7.1.1 hereto and shall not be moved therefrom, without the prior written approval of Agent. All other tangible items of Collateral shall at all times be kept by Borrower at one or more of the business locations set forth on SCHEDULE 7.1.1 hereto and shall not be moved therefrom without prior written approval of Agent, except that in the absence of an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, Borrower may (i) make sales or other dispositions of any such Collateral to the extent authorized by SECTION 9.2.10 hereof, (ii) permit items of Equipment such as laptop computers to be located at locations other than those shown on SCHEDULE 7.1.1 in the Ordinary Course of Business and (iii) move Inventory or Equipment (other than Collateral consisting of Borrower's management information systems and books and records) to a location in the United States other than those shown on SCHEDULE 7.1.1 hereto so long as Borrower has given Agent at least 30 Business Days prior written notice of such new location and prior to moving any Inventory or Equipment to such location Borrower has executed and delivered to Agent UCC-1 financing statements and any other appropriate documentation to perfect or continue the perfection of Agent's Liens with respect to such Inventory or Equipment.

            7.1.2. Insurance of Collateral; Condemnation Proceeds. Borrower shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, theft, malicious mischief, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. All proceeds payable under each such policy shall be payable to Agent for application to the Obligations. Borrower shall deliver the originals or certified copies of such policies to Agent with satisfactory lender's loss payable endorsements reasonably satisfactory to Agent naming Agent as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists, Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by Borrower provided that all proceeds thereof are applied in the manner specified in this Agreement, and Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists, only Agent shall be authorized to settle, adjust and compromise such claims, Agent shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other Loan Documents.

            7.1.3. Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Agent to any Person to realize upon any Collateral shall be borne and paid



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

by Borrower. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrower's sole risk.

            7.1.4. Defense of Title to Collateral. Borrower shall at all times defend Borrower's title to the Collateral and Agent's Liens therein against all Persons and all claims and demands whatsoever.

      7.2.  ADMINISTRATION OF ACCOUNTS.

            7.2.1. Records and Schedules of Accounts. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent.

            7.2.2. Disputes. Upon and after the occurrence of an Event of Default, Agent shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of any Accounts comprising a part of the Collateral upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof; including attorney's fees, to Borrower.

            7.2.3. Account Verification. Whether or not a Default or an Event of Default exists, Agent shall have the right at any time, in the name of Agent, any designee of Agent or Borrower to verify the validity, amount or any other matter relating to any Accounts of Borrower by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

            7.2.4. Cash Management System; Collection of Accounts. Borrower shall establish with Bank the Concentration Account in the name of, and owned by, Borrower, and with respect to which Borrower has the right to designate which Persons have the right to access such Concentration Account. As part of the cash management system to be established by Borrower with Bank, the collected balance of funds in the Concentration Account, if not applied to the outstanding balance of Obligations as provided herein, will be transferred by automated clearinghouse transfer to the Pledge Account, to the extent necessary to satisfy Borrower's obligations pursuant to SECTION 9.3.6 hereof, and, for so long as no Event of Default exists, the balance to an investment account (other than the Pledge Account) maintained by Borrower with Bank or as otherwise directed by Borrower in Borrower's sole discretion. Borrower acknowledges and agrees that all of the funds contained in the Concentration Account and the Pledge Account shall be subject to the Lien in favor of Agent. For so long as no Event of Default exists, Borrower may use the funds in the Concentration Account for the conduct of its business, including repayment of the Obligations. At any time that an Event of Default exists, Agent may exercise its right to cause Bank to transfer all balances in the Concentration Account and the Pledge Account to the Payment Account for application to the Obligations in accordance with the terms of this Agreement.

      7.3.  ADMINISTRATION OF EQUIPMENT.

            7.3.1. Records and Schedules of Equipment. Borrower shall keep, and cause each of its Subsidiaries to keep, accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with SECTION 7.3.2 hereof, and shall furnish Agent and Lenders with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Agent. Promptly after request therefor by Agent, Borrower shall deliver to Agent and Lenders any and all evidence of ownership, if any, of any of the Equipment.

            7.3.2. Dispositions of Equipment. Borrower will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Agent; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive 12-month period, has a fair market value or book value, whichever is more, of $500,000 or less, the Net Proceeds from which may be retained and used by Borrower for working capital purposes, or (ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrower shall have given Agent at least 10 days prior written notice of such disposition.

            7.3.3. Condition of Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted.

      7.4. BORROWING BASE CERTIFICATES. On the Closing Date, Borrower shall deliver to Agent a Borrowing Base Certificate prepared for the month ended September 30, 1999. After the Closing Date, Borrower shall deliver to Agent a Borrowing Base Certificate each month, not later than the date on which Borrower shall deliver to Agent the financial statements required by SECTION 9.1.3(II) hereof. All calculations of Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by Borrower and certified by a Senior Officer to Agent, provided that Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation to the extent that such calculation is not in accordance with this Agreement or does not accurately reflect the amount of the Availability Reserve.

SECTION 8.  REPRESENTATIONS AND WARRANTIES

    8.1. GENERAL REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Agreement and to make available the Commitments, Borrower warrants and represents to Agent and Lenders that:

            8.1.1. Organization and Qualification. Each of Borrower and its Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on
SCHEDULE 8.1.1 hereto and in all other states and jurisdictions in which the failure of Borrower or any of such Subsidiaries to be so qualified would have a Material Adverse Effect.

            8.1.2. Power and Authority. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of any of the holders of the Equity Interests of Borrower or any Subsidiary; (ii) contravene Borrower's or any Subsidiary's Organization Documents; (iii) violate, or cause Borrower or any Subsidiary to be in default under, any provision of any Applicable Law, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any Subsidiary; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Subsidiary is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any Subsidiary.

            8.1.3. Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with the respective terms of such Loan Documents, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights.

            8.1.4. Capital Structure. As of the date hereof, SCHEDULE 8.1.4 hereto states (i) the correct name of each Subsidiary, its jurisdiction of incorporation and the percentage of its Equity Interests having voting powers owned by each Person, (ii) the name of each of Borrower's corporate Affiliates and the nature of the affiliation and (iii) the number of authorized and issued Equity Interests (and treasury shares) of Borrower and each Subsidiary. Borrower has good title to all of the shares it purports to own of the Equity Interests of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Equity Interests have been duly issued and are fully paid and non-assessable. Since the date of the financial statements of Borrower referred to in SECTION 8.1.9 hereof, Borrower has not made, or obligated itself to make, any Distribution.

            8.1.5. Corporate Names. During the 5-year period preceding the date of this Agreement, neither Borrower nor any Subsidiary has been known as or used any corporate, fictitious or trade names except those listed on SCHEDULE
8.1.5 hereto. Except as set forth on SCHEDULE 8.1.5, neither Borrower nor any Subsidiary has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

            8.1.6. Business Locations; Agent for Process. As of the date hereof, the chief executive office and other places of business of Borrower and each Subsidiary are as listed on SCHEDULE 7.1.1 hereto. During the 5-year period preceding the date of this Agreement, neither Borrower nor any Subsidiary has had an office, place of business or agent for service of process other than as listed on SCHEDULE 7.1.1. Except as shown on SCHEDULE 7.1.1 on the date hereof, no Inventory of Borrower or any Subsidiary is stored with a bailee, warehouseman or similar Person, nor is any Inventory consigned to any Person.

            8.1.7. Title to Properties; Priority of Liens. Borrower and each Subsidiary has good and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of its personal Property, including all Property reflected in the financial statements referred to in SECTION 8.1.9 or delivered pursuant to
SECTION 9.1.3, in each case free and clear of all Liens except Permitted Liens. Borrower has paid or discharged, and has caused each Subsidiary to pay and discharge, all lawful claims which, if unpaid, might become a Lien against any Properties of Borrower or such Subsidiary that is not a Permitted Lien. The Liens granted to Agent pursuant to this Agreement and the other Security Documents are first priority Liens, subject only to those Permitted Liens which are expressly permitted by the terms of this Agreement to have priority over the Liens of Agent.

            8.1.8.  Reserved.

            8.1.9. Financial Statements; Fiscal Year. The Consolidated balance sheets of Borrower (including the accounts of all Subsidiaries of Borrower for the respective periods during which a Subsidiary relationship existed) as of December 31, 1998, and December 31, 1997, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and fairly present the financial positions and the results of operations of Borrower (including the accounts of all Subsidiaries of Borrower for the respective periods during which a Subsidiary relationship existed) for such periods. Except as disclosed on SCHEDULE 8.1.9, since December 31, 1998, there has been no change in the financial condition of Borrower, as shown on the Consolidated balance sheet as of such date, that would have a Material Adverse Effect.

            8.1.10. Full Disclosure.  The financial statements referred to in
SECTION 8.1.9 hereof do not contain any untrue statement of a material fact and neither this Agreement nor any other written statement contains or omits any material fact necessary to make the statements contained herein or therein not materially misleading. There is no fact or circumstances in existence on the date hereof which Borrower has failed to disclose to Agent in writing that may reasonably be expected to have a Material Adverse Effect.

            8.1.11. Solvent Financial Condition. Each of Borrower and its Subsidiaries is now Solvent and, after giving effect to the Loans to be made hereunder, the Letters of Credit to be issued in connection herewith and the consummation of the other transactions described in the Loan Documents, Borrower and each of its Subsidiaries will be Solvent.

            8.1.12. Surety Obligations. Except as set forth on SCHEDULE 8.1.12 hereto on the date hereof; neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

            8.1.13. Taxes. The FEIN of each of Borrower and the Subsidiaries is as shown on SCHEDULE 8.1.13 hereto. Borrower and each Subsidiary have filed all federal, state and local tax returns and other reports they are required by law to file and have paid, or made provision for the payment of, all Taxes upon it, its income and Properties as and when such Taxes are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of Borrower and each Subsidiary are adequate for all years not closed by applicable statutes, and for its current Fiscal Year.

            8.1.14. Brokers. There are no claims against Borrower for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other Loan Documents.

            8.1.15.  Intellectual Property.  Except as disclosed on SCHEDULE
8.1.15 hereto, Borrower and its Subsidiaries each owns or has the lawful right to use all Intellectual Property necessary for the present and planned future conduct of its business without any conflict with the rights of others; there is no objection to, or pending (or, to Borrower's knowledge, threatened) Intellectual Property Claim with respect to, Borrower's or any Subsidiary's right to use any such Intellectual Property and Borrower is not aware of any grounds for challenge or objection thereto. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on SCHEDULE 8.1.15 hereto, to the extent they are registered under any Applicable Law or are otherwise material to any Borrower's or Subsidiary's business.

            8.1.16. Governmental Approvals. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all Governmental Approvals necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it. Without limiting the generality of the foregoing, each HMO Subsidiary maintains (i) all licenses and certifications required pursuant to any HMO Regulation; (ii) all certifications and authorizations necessary to ensure that each of the HMO Subsidiaries is eligible for all reimbursements available under the HMO Regulations to the extent applicable to HMOs of their type; and (iii) all licenses, permits, authorizations and qualifications required under the HMO Regulations in connection with the ownership or operation of HMOs; except where the failure to maintain the items described in any of the preceding three clauses would not have a Material Adverse Effect.

            8.1.17. Compliance with Laws.  Each of Borrower and its
Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law (except to the extent that any such noncompliance with Applicable Law could not reasonably be expected to have a Material Adverse Effect) and there have been no citations, notices or orders of noncompliance issued to Borrower or any of the Subsidiaries under any such law, rule or regulation.

            8.1.18. Restrictions. Borrower is not a party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 8.1.18 hereto, neither Borrower nor any of the Subsidiaries is a party or subject to any contract or agreement (other than this Agreement) which restricts its right or ability to incur Debt, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of the Subsidiaries, as applicable.

            8.1.19. Litigation. Except as set forth on SCHEDULE 8.1.19 hereto, there are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened on the date hereof against or affecting Borrower or any of the Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of the Subsidiaries, (i) which relate to any of the Loan Documents or any of the transactions contemplated thereby or (ii) which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. To the knowledge of Borrower, neither Borrower nor any of its Subsidiaries is in default on the date hereof with respect to any order, writ, injunction, judgment, decree or rule of any court, Governmental Authority or arbitration board or tribunal.

            8.1.20. No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of the Subsidiaries is in default, and no event has occurred and no condition exists which constitutes or which with the passage of time or the giving of notice or both would constitute a default, under any Material Contract or in the payment of any Debt of Borrower or a Subsidiary to any Person for Money Borrowed.

            8.1.21. Leases. SCHEDULE 8.1.21 hereto is a complete listing of all material capitalized and operating leases of Borrower and its Subsidiaries on the date hereof. Each of Borrower and its Subsidiaries is in substantial compliance with all of the terms of each of its respective capitalized and operating leases and there is no basis upon which the lessors under any such leases could terminate same or declare Borrower or any of its Subsidiaries in default thereunder.

            8.1.22. Pension Plans. Except as disclosed on SCHEDULE 8.1.22 hereto, neither Borrower nor any of the Subsidiaries has any Plan on the date hereof Borrower and each of its Subsidiaries is in full substantial compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that is reasonably likely to result in a material adverse change in the financial condition of Borrower or any of the Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

            8.1.23. Business Activity. Neither Borrower nor any of its Subsidiaries is engaged in any line or lines of business activity other than Health Care Business.

            8.1.24. Labor Relations. Except as described on SCHEDULE 8.1.24 hereto, neither Borrower nor any of the Subsidiaries is a party to any collective bargaining agreement on the date hereof. On the date hereof, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any Subsidiary's employees, or, to Borrower's knowledge, any threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

            8.1.25. Not a Regulated Entity. No Obligor is: (i) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940; (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935; or (iii) subject to regulation under the Federal Reserve Act, the Interstate Commerce Act, any state public utilities code or any other Applicable Law regulating its authority to incur Debt.

            8.1.26. Margin Stock. Neither Borrower nor any of the Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

            8.1.27. Year 2000 Compatibility. Based upon a comprehensive review and assessment undertaken by Borrower of its computer applications and inquiries made by Borrower of its material suppliers, vendors and customers, Borrower reasonably believes that the computer applications used by Borrower and any such other Person will be able to recognize and properly perform date-sensitive functions involving dates prior to, on and after January 1, 2000.

       8.2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in this Agreement and the other Loan Documents shall be deemed to be reaffirmed by Borrower on each day that any Obligations are outstanding or that Borrower delivers a Notice of Borrowing to Agent, except for changes in the nature of a Borrower's or, if applicable, any of its Subsidiaries business or operations that may occur after the date hereof in the Ordinary Course of Business so long as Agent has consented to such changes, such changes as are required to comply with Applicable Law of which Borrower provides written notice to Agent or such changes are not violative of any provision of this Agreement. Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

      8.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent Lenders and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9.  COVENANTS AND CONTINUING AGREEMENTS

      9.1. AFFIRMATIVE COVENANTS. For so long as there arc any Commitments outstanding and thereafter until payment in full of the Obligations, Borrower covenants that, unless the Required Lenders. have otherwise consented in writing, it shall and shall cause each Subsidiary to:

            9.1.1. Visits and Inspections. Permit representatives of Agent, from time to time, as often as may be reasonably requested, but only during normal business hours and (except when a Default or Event of Default exists) upon reasonable prior notice to Borrower, to visit and inspect the Properties of Borrower and each Subsidiary, inspect, audit and make extracts from Borrower's and each Subsidiary's books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each Subsidiary's business, financial condition, business prospects and results of operations. Representatives of each Lender shall be authorized to accompany Agent on each such visit and inspection and to participate with Agent therein, but at their own expense, unless a Default or Event of Default exists. Neither Agent nor any Lender shall have any duty to make any such inspection and shall not incur any liability by reason of its failure to conduct or delay in conducting any such inspection.

             9.1.2. Notices. Notify Agent and Lenders in writing, promptly after Borrower's obtaining knowledge thereof; (i) of the commencement of any litigation affecting any Obligor or any of its Properties, whether or not the claims asserted in such litigation are considered by Borrower to be covered by insurance, and of the institution of any administrative proceeding, to the extent that such litigation or proceeding, if determined adversely to such Obligor, would reasonably be expected to have a Material Adverse Effect, and, in any event, of the commencement of any such litigation in which the amount claimed by the plaintiff is greater than $250,000 that would not be covered by insurance; (ii) of any material labor dispute to which any Obligor may become a party; (iii) of any material default by any Obligor under, or termination of, any Material Contract or any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of such Obligor exceeding $250,000; (iv) of the existence or occurrence of any Default, Event of Default or HMO Event; (v) of any default by any Person under any note or other evidence of Debt payable to an Obligor in an amount exceeding $250,000; (vi) of any judgment against any Obligor in an amount exceeding $250,000; (vii) of the assertion by any Person of any Intellectual Property Claim, the adverse resolution of which could reasonably be expected to have a Material Adverse Effect; (viii) of any violation or asserted violation of ERISA or any Environmental Law, the adverse resolution of which would reasonably be expected to have a Material Adverse Effect; (ix) of any Environmental Release by an Obligor or on any Property owned or occupied by an Obligor; (x) promptly following the receipt of the same, a copy of each notice relating to the loss by Borrower or any HMO Subsidiary of any material operating permit, license or certification by any HMO Regulator; (xi) promptly following the receipt of the same, all correspondence received by Borrower or any Subsidiary (other than correspondence in draft form) from an HMO Regulator which asserts an HMO Event has occurred or that Borrower or any HMO Subsidiary is not in substantial compliance with any HMO Regulation or other Healthcare Law (except to the extent that any such noncompliance could not reasonably be expected to have a Material Adverse Effect) or which threatens the taking of any material action against Borrower or any Subsidiary under any HMO Regulation; (iii) from time to time upon receipt of a written request by the Agent or any Lender specifying in reasonable detail the types of documents to be provided, copies of any and all statements, audits, studies or reports submitted by or on behalf of Borrower or any HMO Subsidiary to any HMO Regulator; and (xiii) the procurement by Borrower of any letter of credit issued by a Person other than Bank and permitted pursuant to SECTION 9.2.3(VIII) hereof, with such notice from Borrower to Agent to describe the issuer, beneficiary, face amount and expiry date of such letter of credit. In addition, Borrower shall give Agent at least 30 Business Days prior written notice of any Obligor's opening of any new office or place of business, of any change of Borrower's name or FEIN or of Borrower's conduct of business under any new fictitious name.

            9.1.3. Financial and Other Information. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and to be furnished to Agent and Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein, such change is disclosed to Agent and is consistent with GAAP and, if required by the Required Lenders, the financial covenants set forth in Section 9.3 are amended in a manner requested by the Required Lenders to take into account the effects of such change):

                    (i) as soon as available, and in any event within 90 days after the close of each Fiscal Year, audited Consolidated financial statements of Borrower and its Subsidiaries as of the end of such Fiscal Year, as compared to the preceding Fiscal Year, certified without material qualification by a firm of independent certified public accountants of recognized national standing selected by Borrower but reasonably acceptable to Agent (except for a qualification for a change in accounting principles with which the accountant concurs);

                    (ii) as soon as available, and in any event within 30 days after the end of each month hereafter (but within 45 days after the last month in a Fiscal Year), including the last month of Borrower's Fiscal Year, unaudited interim Consolidated financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                    (iii) as soon as available, and in any event within 45 days after the end of each Fiscal Quarter, a copy of the third-party actuarial report and analysis of Borrower's and its Subsidiaries' medical claims liability prepared by R&A or such other Person as is retained by Borrower for such purpose;

                    (iv) promptly after the sending or filing thereof; as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made generally available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the SEC or any Governmental
      Authority which may be substituted therefor, or any national securities exchange;

                    (v) as soon as available, and in any event within 30 days after the end of each month hereafter, a true, correct and complete copy of the unaudited interim profit and loss statement of each HMO Subsidiary; and

                    (vi) as soon as available, and in any event within 5 days after being due to an HMO Regulator, a true, correct and complete copy of the unaudited interim balance sheet of each HMO Subsidiary required to be submitted as of the end of such Fiscal Quarter to such HMO Regulator with respect to each such HMO Subsidiary.

      Concurrently with the delivery of the financial statements described in clause (i) of this SECTION 9.13, Borrower shall deliver to Agent and Lenders a copy of the accountants letter to Borrower's management that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this SECTION 9.1.3, or more frequently if requested by Agent or any Lender during any period that a Default or Event of Default exists, Borrower shall cause to be prepared and furnished to Agent and Lenders a Compliance Certificate executed by the chief financial officer of Borrower. Concurrently with the delivery of the unaudited interim balance sheet of each HMO Subsidiary described in clause (vi) of this
SECTION 9.1.3, Borrower shall certify in writing to Agent that the HMO Subsidiary for which such interim audited balance sheet is being delivered to Agent is in compliance with all applicable Regulatory Tangible Net Equity Requirements.

      Promptly after the sending or filing thereof; Borrower shall also provide to Agent copies of any annual report to be filed in accordance with ERISA in connection with each Plan and such other data and information (financial and otherwise) as Agent, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries financial condition or results of operations.

              9.1.4. Waiver. Provide Agent with a Landlord Waiver for any premises at which any Collateral consisting of Borrower's books and records and management information systems may hereafter he kept.

              9.1.5. Projections. Within 60 days after the beginning of each Fiscal Year of Borrower, deliver to Agent and Lenders the Projections of Borrower for such Fiscal Year and the forthcoming 2 years, year by year, and for the such Fiscal Year, month by month.

              9.1.6. Taxes. Pay and discharge all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested.

              9.1.7. Compliance with Laws. Comply with all Applicable Law, including ERISA, all Environmental Laws, all Healthcare Laws, and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, to the extent that any such failure to comply, obtain or keep in force could be reasonably expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, if any Environmental Release shall occur at or on any of the Properties of Borrower or any Subsidiary, Borrower shall, or shall cause the applicable Subsidiary to, act immediately to investigate and report to Agent and all appropriate Governmental Authorities the extent of; and to make appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Governmental Authority.

               9.1.8. Insurance. In addition to the insurance required herein with respect to the Collateral, maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, workers compensation, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower or such Subsidiary.

               9.1.9. Reserved.

               9.1.10. Preservation of Corporate Existence, Etc. (i) Preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation; (ii) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in normal conduct of its business, including all licenses and certifications required pursuant to any HMO Regulation, all certifications and authorizations necessary to ensure that each of the HMO Subsidiaries is eligible for all reimbursements available under the HMO Regulation to the extent applicable to HMOs of their type and all licenses, permits, authorization and qualifications required under the HMO Regulations in connection with the ownership or operation of HMOS; and (iii) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill.

              9.1.11. Dividends of Subsidiaries During Default. Subject to approval by all applicable HMO Regulators, promptly upon (but in no case more than 5 Business Days after) the occurrence of an Event of Default, cause each HMO Subsidiary to declare and pay Distributions (in cash, Property or obligations) on, or to make payments or Distributions on account of; the shares of all classes of Equity Interests of such Subsidiary in an amount equal to the maximum amount permitted by Applicable Law at such time to such Subsidiary for the payment of Distributions; provided, however, that no such Subsidiary shall be required to pay Distributions under this SECTION 9.1.11 to the extent that doing so would cause the Regulatory Tangible Net Equity of such Subsidiary to be less than 105% of any Regulatory Tangible Net Equity Requirement applicable to such Subsidiary.

              9.1.12. Pledged Shares. Pledge to Agent, for the benefit itself and Lenders, all of the issued and outstanding Equity Interests of each of the HMO Subsidiaries from time to time pursuant to a Pledge Agreement.

      9.2. NEGATIVE COVENANTS. For so long as there are any Commitments outstanding and thereafter until payment in full of the Obligations, Borrower covenants that, unless the Required Lenders have otherwise consented in writing, it shall not and shall not permit any Subsidiary to:

              9.2.1. Fundamental Changes. Merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself; except for mergers or consolidations of any Subsidiary with another Subsidiary.

              9.2.2. Loans. Make any loans or other advances of money to any Person other than to an officer or employee of Borrower or a Subsidiary for salary, travel advances, advances against commissions and other similar advances in the Ordinary Course of Business and loans in the Ordinary Course of Business to an HMO Subsidiary.

              9.2.3. Permitted Debt. Create, incur, assume, guarantee or suffer to exist any Debt, except:

                       (i)    the Obligations;

                       (ii) accounts payable by Borrower or a Subsidiary to trade creditors and current operating expenses (other than for Money Borrowed), in each case incurred in the Ordinary Course of Business;

                       (iii)  obligations to pay Rentals;

                       (iv)   Permitted Purchase Money Debt;

                       (v) Debt for Money Borrowed by Borrower, but only to the extent that such Debt is outstanding on the date of this Agreement and is not to be satisfied on or about the Closing Date from the proceeds of the initial Loans;

                       (vi) Debt for accrued payroll, Taxes and other operating expenses incurred in the Ordinary Course of Business of Borrower or such Subsidiary, in each case so long as payment thereof is not past due and payable unless, in the case of Taxes only, such Taxes are being Properly Contested.

                       (vii)  Permitted Contingent Obligations;

                       (viii) Reimbursement obligations owing by Borrower with respect to letters of credit issued for the account of Borrower by Persons other than Bank, provided that such reimbursement obligations do not exceed at any time the sum of $1,000,000 and are not secured by a Lien on the Property of Borrower or any of its Subsidiaries;

                       (ix) Debt not included in paragraphs (i) through (viii) above which is not secured by a Lien (unless such Lien is a Permitted
      Lien) and does not exceed at any time, in the aggregate, the sum of $500,000 as to Borrower and all of its Subsidiaries; and

                       (x)    Refinancing Debt so long as each of the

      Refinancing Conditions is met.

            9.2.4. Affiliate Transactions. Enter into, or be a party to any transaction with any Affiliate or stockholder, except: (i) the transactions contemplated by the Loan Documents (including SECTION 9.2.2 hereof); (ii) payment of reasonable compensation to officers and employees for services actually rendered to Borrower or its Subsidiaries; (iii) payment of customary directors fees and indemnities; (iv) transactions with Affiliates that were consummated prior to the date hereof and have been disclosed to Agent prior to the Closing Date; and (v) in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to Borrower or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.

            9.2.5. Limitation on Liens. Create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except the following (collectively, "Permitted Liens"):

                     (i)  Liens at any time granted in favor of Agent;

                     (ii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being Properly Contested;

                     (iii) statutory Liens (excluding any Lien imposed pursuant to any of the provisions of ERISA) arising in the Ordinary Course of Business of Borrower or a Subsidiary, but only if and for so long as (x) payment in respect of any such Lien is not at the time required or the Debt secured by any such Liens is being Properly Contested and (y) such Liens do not materially detract from the value of the Property of Borrower or such Subsidiary and do not materially impair the use thereof in the operation of Borrower's or such Subsidiary's business;

                     (iv) Purchase Money Liens securing Permitted Purchase Money Debt;

                     (v) Liens securing Debt of a Subsidiary of Borrower to Borrower or to another such Subsidiary;

                     (vi) Liens arising by virtue of the rendition, entry or issuance against Borrower or any Subsidiary, or any Property of Borrower or any Subsidiary, of any judgment, writ, order, or decree for so long as such Lien (a) is being Properly Contested and (b) is at all times junior in priority to any Liens in favor of Agent;

                     (vii) Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Money Borrowed), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts, provided that, to the extent any such Liens attach to any of the Collateral, such Liens are at all times subordinate and junior to the Liens upon the Collateral in favor of Agent;

                     (viii) easements, rights-of-way, restrictions, covenants or other agreements of record and other similar charges or encumbrances on real Property of Borrower or a Subsidiary that do not interfere with the ordinary conduct of the business of Borrower or such Subsidiary;

                     (ix) normal and customary rights of setoff upon deposits of Cash in favor of banks and other depository institutions and Liens of a collection bank arising under the UCC on Payment Items in the course of collection;

                     (x) Liens in existence immediately prior to the Closing Date that are satisfied in frill and released on the Closing Date as a result of the application of Borrower's cash on hand at the Closing Date or the proceeds of the Loans to be made on the Closing Date;

                     (xi) such other Liens as appear on SCHEDULE 9.2.5 hereto, to the extent provided therein; and

                     (xii) such other Liens as the Required Lenders in their sole discretion may hereafter approve in writing.

              9.2.6. Reserved.

              9.2.7. Distributions.  Declare or make any Distributions, except for Upstream Payments.

              9.2.8. Upstream Payments. Create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary to make any Upstream Payment, except for encumbrances or restrictions (i) pursuant to the Loan Documents, (ii) existing under Applicable Law or (iii) identified and fully disclosed in SCHEDULE 9.2.8.

              9.2.9. Capital Expenditures.  Make any Capital Expenditures if:

                     (i) In the case of Non-Financed Capital Expenditures, such Capital Expenditures would in the aggregate, as to Borrower and its Subsidiaries, result in all Non-Financed Capital Expenditures exceeding $5,000,000 during any Fiscal Year; or

                     (ii) In the case of all Capital Expenditures, such Capital Expenditures would in the aggregate, as to Borrower and its Subsidiaries, result in all Capital Expenditures exceeding $7,000,000 during any Fiscal Year.

              9.2.10. Disposition of Assets. Sell, assign, lease, consign or otherwise dispose of any of its Properties or any interest therein, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the Ordinary Course of Business for so long as no Event of Default exists hereunder, (ii) dispositions of Equipment to the extent authorized by SECTION 7.4.2 hereof, (iii) a transfer of Property to Borrower by a Subsidiary, and (iv) other dispositions expressly authorized by other provisions of the Loan Documents.

              9.2.11. Equity Interests of Subsidiaries. Permit any of the Subsidiaries to issue any additional Equity Interests except director's qualifying shares.

              9.2.12.     Reserved.

              9.2.13. Restricted Investments. Make or have any Restricted Investment.

              9.2.14.     Reserved.

              9.2.15. Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary.

              9.2.16. Accounting Changes. Make any significant change in accounting treatment or reporting practices, except as may be permitted by GAAP, or establish a fiscal year different from the Fiscal Year.

              9.2.17. Organization Documents. Amend, modify or otherwise change any of the terms or provisions in any of its Organization Documents as in effect on the date hereof, except for changes that do not affect in any way Borrower's or such Subsidiary's rights and obligations to enter into and perform the Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

              9.2.18. No Further Negative Pledges. Enter into or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon any of its Property, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if security is given for any other obligation, except pursuant to the Loan Documents or pursuant to the terms of any Permitted Purchase Money Debt to the extent such limitations relate only to the Property that is the subject of the Purchase Money Lien securing such Permitted Purchase Money Debt.

              9.2.19. Conduct of Business. Engage in any material line of business other than the Health Care Business.

      9.3. SPECIFIC FINANCIAL COVENANTS. For so long as there are any Commitments outstanding and thereafter until payment in full of the Obligations, Borrower covenants that, unless otherwise consented to by the Required Lenders in writing, it shall:

              9.3.1. Consolidated Charge Coverage Ratio. Maintain a Consolidated Fixed Charge Coverage Ratio that is greater than the ratio shown below for the period corresponding thereto:

                         Ratio                     Period
                     1.25 to 1.00            As of the end of each
                                             Fiscal Quarter after Sep
                                             tember 30, 1999

              9.3.2. Consolidated Senior Debt Leverage Ratio. Maintain a Consolidated Senior Debt Leverage Ratio as of the end of each month that is not greater than the ratio shown below for the circumstances corresponding thereto:

                          (i) At any time that the amount of Permitted Purchase Money Debt outstanding is not greater than $7,500,000, a ratio of 3.00 to 1.00; and

              (ii) At any time that the amount of Permitted Purchase Money Debt outstanding is greater than $7,500,000, a ratio of 2.50 to 1.00.

              9.3.3.      Consolidated Leverage Ratio.  Maintain a Consolidated

Leverage Ratio as of the end of each month that is not more than 4.00 to 1.00.

              9.3.4. Consolidated Senior Debt/Consolidated Total Capitalization Ratio. Maintain a Consolidated Senior Debt/Consolidated Total Capitalization Ratio as of the end of each month that is less than .50 to 1.00.

              9.3.5. Consolidated Quick Ratio. Maintain a Consolidated Quick Ratio as of the end of each month that is not less than 1.00 to 1.00.

              9.3.6. Pledged Cash Requirement. Maintain Pledged Cash as of the end of each month (and at any time during any month if so required by Agent) in an amount that is not less than 25% of the outstanding balance of all Loans and LC Outstandings hereunder.

              9.3.7. Consolidated Net Worth. Maintain at all times Consolidated Net Worth of not less than $20,000,000; provided, however, that the foregoing amount shall be increased as of the first day following the last day of each month by an amount equal to 50% of the Consolidated Net Income for such month and also shall be increased on the first day following any IPO or other issuance of Equity Interests by Borrower, its Subsidiaries or any Holding Company (other than the issuance of Equity Interests specifically for use in connection with any Acquisition consented to by Agent) by an amount equal to 75% of the net proceeds from such IPO or other issuance of Equity Interests.

              9.3.8. Consolidated Medical Expense Ratio. Maintain a Consolidated Medical Expense Ratio as of the end of each Fiscal Quarter of not more than 85%; provided, however, that the Consolidated Medical Expense Ratio may exceed 85% provided that the Consolidated Medical Expense Ratio does not at any time exceed 87% and does not exceed 85% for more than any two consecutive Fiscal Quarters.

SECTION 10.  CONDITIONS PRECEDENT

     10.1. CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSIONS. Initial Lenders shall not be required to fund any Loan requested by Borrower, procure any Letter of Credit or otherwise extend credit to Borrower, unless, on or before November15, 1999, each of the following conditions has been satisfied:

             10.1.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered to Agent by each of the signatories thereto (and, with the exception of the Notes, in sufficient counterparts for each Lender) and accepted by Agent and Initial Lenders and each Obligor shall be in compliance with all of the terms thereof.

              10.1.2. Availability. Agent shall have determined, and Initial Lenders shall be satisfied that, immediately after Initial Lenders have made the initial Revolver Loans and Bank has issued the Letters of Credit to be issued on the Closing Date, and Borrower has paid (or made provision for payment of) all closing costs incurred in connection with the Commitments, Availability is not less than $5,000,000.

              10.1.3. Evidence of Perfection and Priority of Liens. Agent shall have received copies of all filing receipts or acknowledgments issued by any Governmental Authority to evidence any filing or recordation necessary to perfect the Liens of Agent in the Collateral and evidence in form satisfactory to Agent and Initial Lenders that such Liens constitute valid and perfected security interests and Liens, and that there are no other Liens upon any Collateral except for Permitted Liens.

              10.1.4. Organization Documents. Agent shall have received copies of the Organization Documents of each Obligor, and all amendments thereto, certified by the Secretary of State or other appropriate officials of the jurisdiction of Borrower's and each Obligor's states of organization.

              10.1.5. Good Standing Certificates. Agent shall have received good standing certificates for each Obligor, issued by the Secretary of State or other appropriate official of such Obligor's jurisdiction of organization and each jurisdiction where the conduct of such Obligor's business activities or ownership of its Property necessitates qualification.

              10.1.6. Opinion Letters. Agent shall have received a favorable, written opinion of Williams Mullen Clark & Dobbins and the respective local counsel to Borrower and Agent, covering, to Agent's satisfaction, the matters set forth on EXHIBIT F attached hereto,

              10.1.7. Insurance. Agent shall have received certified copies of the casualty insurance policies of Borrower with respect to the Collateral, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee with respect to each such policy and certified copies of Borrower's liability insurance policies, including product liability policies, together with endorsements naming Agent as an additional insured, all as required by the Loan Documents.

              10.1.8. Cash Management System and Concentration Account. Borrower shall have established the Concentration Account and a cash management arrangement with Bank.

              10.1.9. Landlord Waiver. Agent shall have received a Landlord Waiver with respect to the premises at which Borrower's chief executive office is located.

              10.1.10. Solvency Certificates. Agent and Initial Lenders shall have received certificates satisfactory to them from one or more knowledgeable Senior Officers of Borrower that, after giving effect to the financing under this Agreement, Borrower is Solvent.

              10.1.11. No Labor Disputes. Agent shall have received assurances satisfactory to it that there are no threats of strikes or work stoppages by any employees, or organization of employees, of any Obligor which Agent reasonably determines may have a Material Adverse Effect.

              10.1.12. Compliance with Laws and Other Agreements. Agent shall have determined or received assurances satisfactory to it that none of the Loan Documents or any of the transactions contemplated thereby violate any Applicable Law, court order or agreement binding upon any Obligor.

              10.1.13. No Material Adverse Change. No material adverse change in the financial condition of any Obligor or in the quality, quantity or value of any Collateral shall have occurred since September 30, 1999.

              10.1.14. Payment of Fees. Borrower shall have paid, or made provision for the payment on the Closing Date of, all fees and expenses to be paid hereunder to Agent and Lenders on the Closing Date.

              10.1.15. Regulatory Compliance. A certificate of a Senior Officer on behalf of Borrower to the effect that each HMO Subsidiary is in compliance in all material respects with the requirements of all material HMO Regulations applicable to such HMO Subsidiary, including such Regulatory Tangible Net Equity Requirements as are applicable to such HMO Subsidiary, and with all other material requirements of Applicable Law.

              10.1.16. LC Conditions. With respect to the procurement of any Letter of Credit on the Closing Date, each of the LC Conditions is satisfied.

              10.1.17. Consolidated Interim Fixed Charge Coverage Ratio. Agent shall have received written certification from Borrower (together with copies of supporting documentation) that Consolidated Interim Fixed Charge Coverage Ratio is greater than 1.50 to 1.00 as of the Fiscal Quarter ending September 30, 1999.

      10.2. CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Lenders shall not be required to fund any Loans or otherwise extend any credit to or for the benefit of Borrower, unless and until each of the following conditions has been and continues to be satisfied:

              10.2.1. No Defaults. No Default or Event of Default exists at the time, or would result from the funding, of any Loan or other extension of credit.

              10.2.2. Satisfaction of Conditions in Other Loan Documents. Each of the conditions precedent set forth in any other Loan Document shall have been and shall remain satisfied.

              10.2.3. No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

              10.2.4. No Material Adverse Effect. No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect.

              10.2.5. Borrowing Base Certificate. Agent shall have received each Borrowing Base Certificate required by the terms of this Agreement or otherwise requested by Agent.

              10.2.6. LC Conditions. With respect to the procurement of any Letter of Credit after the Closing Date, each of the LC Conditions is satisfied.

      10.3. INAPPLICABILITY OF CONDITIONS. None of the conditions precedent set forth in SECTIONS 10.1 or 10.2 shall be conditions to the obligation of (i) each Participating Lender to make payments to Fleet pursuant to SECTION 1.3.2,
(ii) each Lender to deposit with Agent such Lender's Pro Rata share of a Borrowing in accordance with SECTION 3.1.2, (iii) each Lender to fund its Pro Rata share of a Revolver Loan to repay outstanding Settlement Loans to Fleet as provided in SECTION 3.1.3(II), (iv) each Lender to pay any amount payable to Agent or any other Lender pursuant to this Agreement or (v) Agent to pay any amount payable to any Lender pursuant to this Agreement.

      10.4. LIMITED WAIVER OF CONDITIONS PRECEDENT. If Lenders shall make any Loan, procure any Letter of Credit or otherwise extend any credit to Borrower under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any such conditions precedent was known or unknown to Agent or Lenders), the funding of such Loan shall not operate as a waiver of the right of Agent and Lenders to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing requested by Borrower or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied, unless Agent, with the prior written consent of the Required Lenders, in writing waives the satisfaction of any condition precedent in which event such waiver shall only be applicable for the specific instance given and only to the extent and for the period of time expressly stated in such written waiver.

SECTION 11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

      11.1. EVENTS OF DEFAULT. The occurrence or existence of any one or more of the following events or conditions shall constitute an "Event of Default" (each of which Events of Default shall



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be deemed to exist unless and until waived by Agent and Lenders in accordance with the provisions of SECTION 12.9 hereof):

              11.1.1.      Payment of Obligations.

                     (i) Borrower shall fail to pay any payment of principal or interest owing on the Term Loan, the Revolver Loans or the Settlement Loans on or within 5 days after the due date of such payment.

                     (ii) Borrower shall fail to pay any of the Obligations consisting of fees or expenses (including Extraordinary Expenses) on or within 30 days after the due date thereof.

                     (iii) Borrower shall fail to pay any of the Obligations that are not evidenced by the Term Notes, Revolver Notes or Settlement Note and that do not consist of fees or expenses (including Extraordinary Expenses) on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

              11.1.2. Misrepresentations. Any representation, warranty or material written statement to Agent or any Lender by or on behalf of any Obligor, whether made in or furnished in compliance with or in reference to any of the Loan Documents, proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to SECTION 8.2 hereof. Without limiting the generality of the phrase "material written statement," the unaudited interim Consolidated financial statements of Borrower and its Subsidiaries delivered pursuant to SECTION 9.1.3(II), the unaudited interim profit and loss statements delivered to Agent by Borrower pursuant to
SECTION 9.1.3(V), the unaudited interim balance sheet of each HMO Subsidiary delivered to Agent by Borrower pursuant to SECTION 9.1.3(VI), the Projections and each Compliance Certificate, Notice of Borrowing, Borrowing Base Certificate, written certification delivered by Borrower to Agent pursuant to
SECTION 9.1.3 and LC Request shall be deemed to constitute a "material written statements" for purposes of this SECTION 11.1.2.

              11.1.3. Breach .of Specific Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in SECTIONS 6.4, 7.1.1, 7.2.4, 7.4, 9.1.1, 9.1.3, 9.1.11, 9.2 or 9.3 hereof on the date that
Borrower is required to perform, keep or observe such covenant.

              11.1.4. Breach of Other Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in SECTION
11.1 hereof) and the breach of such other covenant is not cured to Agent's and the Required Lender's satisfaction within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any Senior Officer; provided, however, that in the case of any failure to perform, keep or observe any such other covenant which Borrower is unable to cure within



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such 15 day period, for so long as the Cure Conditions are and continue to be satisfied Borrower shall have an additional period of 45 days (for a total of 60 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any Senior Officer) to cure such failure to perform, keep or observe such other covenant (provided that during such additional 45 day period Lenders shall be relieved from their obligation to make Loans or otherwise extend credit to or for the benefit of Borrower hereunder); provided further, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all, which is a willful and knowing breach by Borrower or which has been the subject of a prior failure within the preceding 180 days.

              11.1.5. Default Under Security Documents/Other Agreements. Borrower or any other Obligor shall default in the due and punctual observance or performance of any liability or obligation to be observed or performed by it under any of the Other Agreements or Security Documents.

              11.1.6. Other Defaults. There shall occur any default or event of default on the part of Borrower or any Subsidiary under any agreement, document or instrument to which Borrower or any Subsidiary is a party or by which Borrower or any Subsidiary or any of their respective Properties is bound, creating or relating to any Debt in excess of $250,000 if the payment or maturity of such Debt may be accelerated in consequence of such event of default or demand for payment of such Debt may be made.

              11.1.7. Uninsured Losses. Any loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Agent shall have permitted) by insurance if the amount not covered by insurance exceeds $1,000,000.

              11.1.8. Material Adverse Effect. There shall occur any event or condition that has a Material Adverse Effect.

              11.1.9.     Solvency. Any Obligor shall cease to be Solvent.

              11.1.10. Insolvency Proceedings. Any Insolvency Proceeding shall be commenced by any Obligor; an Insolvency Proceeding is commenced against any Obligor and any of the following events occur: such Obligor consents to the institution of the Insolvency Proceeding against it, the petition commencing the Insolvency Proceeding is not timely controverted by such Obligor, the petition commencing the Insolvency Proceeding is not dismissed within 60 days after the date of the filing thereof (provided that, in any event, during the pendency of any such period, Lenders shall be relieved from their obligation to make Loans or otherwise extend credit to or for the benefit of Borrower hereunder), an interim trustee is appointed to take possession all or a substantial portion of the Properties of such Obligor or to operate all or any substantial portion of the business of such Obligor or, an order for relief shall have been issued or entered in connection


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with such Insolvency Proceeding or any Obligor shall make an offer of settlement extension or composition to its unsecured creditors generally.

              11.1.11. Business Disruption; Condemnation; Loss of Licenses. There shall occur a cessation of a substantial part of the business of any Obligor for a period which may be reasonably expected to have a Material Adverse Effect; or any Obligor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Obligor leases or occupies any premises on which any Collateral is located shall be canceled or terminated prior to the expiration of its stated term and such cancellation or termination has a Material Adverse Effect or results in an Out-of-Formula Condition; or any material part of the Collateral shall be taken through condemnation or the value of such Property shall be materially impaired through condemnation; or any HMO Regulator or any other Governmental Authority revokes or fails to renew any material license, permit or franchise of Borrower or any Subsidiary, or Borrower or any Subsidiary for any reason loses any material license, permit or franchise or Borrower or any Subsidiary suffers the imposition of any restraining order, escrow suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise.

              11.1.12.    Reserved.

              11.1.13. ERISA. A Reportable Event shall occur which Agent, in its reasonable discretion, shall determine constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary or any Obligor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multi-employer Plan resulting from Borrower's, such Subsidiary's or such Obligor's complete or partial withdrawal from such Plan.

              11.1.14. Challenge to Loan Documents. Any Obligor or any of its Affiliates shall challenge or contest in any action, suit or proceeding the validity or enforceability of any of the Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent, or any of the Loan Documents ceases to be in full force or effect for any reason other than a full or partial waiver or release by Agent and Lenders in accordance with the terms thereof.

              11.1.15. Judgment. A judgment or order for the payment of money in an amount that exceeds $250,000 shall be entered against Borrower or any of its Subsidiaries and such judgment results in a Lien on the Property of Borrower or any of its Subsidiaries that is not a Permitted Lien under Section 9.2.5(vi) hereof.

              11.1.16.    Reserved.


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              11.1.17.    Criminal Forfeiture. Any Obligor shall be convicted
under any criminal law that could lead to a forfeiture of any Property of such Obligor.

              11.1.18. HMO Event. An HMO Event shall have occurred and remain unremedied on the sooner to occur of 30 days after the occurrence of such event or 5 days after the duration of any cure period imposed for the cure of such HMO Event by the HMO Regulator administering the pertinent HMO Regulations.

              11.1.19. Prospective Premium Default. A Prospective Premium Default shall have occurred.

       11.2. ACCELERATION OF OBLIGATIONS; TERMINATION OF COMMITMENTS. Without in any way limiting the right of Agent to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement:

              11.2.1. Upon or at any time after the occurrence of an Event of Default (other than pursuant to SECTION 11.1.10 hereof) and for so long as such Event of Default shall exist, Agent may in its discretion (and, upon receipt of written instructions to do so from the Required Lenders, shall) (a) declare the principal of and any accrued interest on the Loans and all other Obligations owing under any of the Loan Documents to be, whereupon the same shall become without further notice or demand (all of which notice and demand Borrower expressly waives), forthwith due and payable and Borrower shall forthwith pay to Agent the entire principal of and accrued and unpaid interest on the Loans and other Obligations plus reasonable attorneys' fees and expenses if such principal and interest are collected by or through an attorney-at-law and (b) terminate the Commitments.

              11.2.2. Upon the occurrence of an Event of Default specified in SECTION 11.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Agent to or upon Borrower and the Commitments shall automatically terminate as if terminated by Agent pursuant to SECTION 5.2.1 hereof and with the effects specified in SECTION 5.2.4 hereof, provided, however, that, if Agent or Lenders shall continue to make Loans or otherwise extend credit to Borrower pursuant to this Agreement after an automatic termination of the Commitments by reason of the commencement of an Insolvency Proceeding by or against Borrower, such Loans and other credit shall nevertheless be governed by this Agreement and enforceable against and recoverable from each Obligor as if such Insolvency Proceeding had never been instituted.

       11.3. OTHER REMEDIES. At any time that an Event of Default shall exist, Agent may in its. discretion (and, upon receipt of written direction of the Required Lenders, shall) exercise from time to time the following rights and remedies (without prejudice to the rights of Agent or any Lender to enforce its claim against any or all Obligors):


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


              11.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which Agent may be entitled under any of the Loan Documents, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

              11.3.2. The right to collect all amounts at any time payable to Borrower from any Account Debtor or other Person at any time indebted to Borrower.

              11.3.3. The right to take immediate possession of any of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, then Borrower agrees not to charge Agent for storage thereof).

              11.3.4. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Applicable Law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Borrower agrees that any requirement of notice to Borrower or any other Obligor of any proposed public or private sale or other disposition of Collateral by Agent shall be deemed reasonable notice thereof if given at least 10 days prior thereto, and such sale may be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrower's or any other Obligor's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale or other disposition of any Collateral may be applied, after allowing 2 Business Days for collection, first to any Extraordinary Expenses incurred by Agent; second to interest accrued with respect to any of the Obligations; and third, to the principal balance of the Obligations. If any deficiency shall arise, Obligors shall remain jointly and severally liable to Agent and Lenders therefor.

              11.3.5. The right to the appointment of a receiver, without notice of any kind whatsoever, except as otherwise required by Applicable Law (and then only to the extent required by Applicable Law), to take possession of all or any portion of the Collateral and to exercise such rights and powers as the court appointing such receiver shall confer upon such receiver.

              11.3.6. The right to require Borrower to deposit with Agent funds equal to the LC Outstandings and, if Borrower fails promptly to make such deposit, Lenders may (and shall upon the direction of the Required Lenders) advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition exists or is created thereby). Any such deposit or advance shall


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be held by Agent as a reserve to fund future payments on any LC Support. At such time as the LC Support has been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

Agent is hereby irrevocably granted a license or other right to use, without charge, any or all of Borrower's Intellectual Property (other than Intellectual Property to which Borrower has rights under a license or franchise agreement) and all of Borrower's computer hardware and software trade secrets, brochures, customer lists, promotional and advertising materials, labels, and packaging materials, and any Property of a similar nature, in advertising for sale, marketing, selling and collecting and in completing the manufacturing of any Collateral, and, with respect to Borrower's Intellectual Property to which Borrower has rights under licenses and franchise agreements, Borrower's rights under all such licenses and franchise agreements shall, to the fullest extent permitted by such licenses and franchise agreements, inure to Agent's benefit.

       11.4. SETOFF. In addition to any Liens granted under any of the Loan Documents and any rights now or hereafter available under Applicable Law, Agent and each Lender (and each of their respective Affiliates) is hereby authorized by Borrower at any time that an Event of Default exists, without notice to Borrower or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by Agent, such Lender or any of their Affiliates to or for the credit or the account of Borrower against and on account of the Obligations of Borrower arising under the Loan Documents to Agent, such Lender or any of their Affiliates, including all Loans and LC Outstandings and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Agent or such Lender shall have made any demand hereunder,
(ii) Agent, at the request or with the consent of the Required Lenders, shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or (iii) the Collateral for the Obligations is adequate. Notwith standing the foregoing, each of Agent and Lenders agree with each other that it shall not, without the express consent of the Required Lenders, and that it shall (to the extent that it is lawfully entitled to do so) upon the request of the Required Lenders, exercise its setoff rights hereunder against any accounts of Borrower now or hereafter maintained with Agent, such Lender or any Affiliate of any of them, but Borrower shall have no claim or cause of action against Agent or any Lender for any setoff made without the consent of the Required Lenders and the validity of any such setoff shall not be impaired by the absence of such consent. If any party (or its Affiliate) exercises the right of setoff provided for hereunder, such party shall be obligated to share any such setoff in the manner and to the extent required by SECTION 12.5.

       11.5.  REMEDIES CUMULATIVE; NO WAIVER.


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              11.5.1.     All covenants, conditions, provisions, warranties,
guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty given to Agent or any Lender or contained in any other agreement between Agent or any Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The rights and remedies of Agent and Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies that Agent or any Lender would otherwise have.

              11.5.2. The failure or delay of Agent or any Lender to require strict performance by Borrower of any provision of any of the Loan Documents or to exercise or enforce any rights, Liens, powers or remedies under any of the Loan Documents or with respect to any Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Agent and Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Agent or any Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent or such Lender and directed to Borrower.

              11.5.3. If Agent or any Lender shall accept performance by Borrower, in whole or in part, of any obligation that Borrower is required by any of the Loan Documents to perform only when a Default or Event of Default exists, or if Agent or any Lender shall exercise any right or remedy under any of the Loan Documents that may not be exercised other than when a Default or Event of Default exists, Agent's or Lender's acceptance of such performance by Borrower or Agent's or Lender's exercise of any such right or remedy shall not operate to waive any such Event of Default or to preclude the exercise by Agent or any Lender of any other right or remedy, unless otherwise expressly agreed in writing by Agent or such Lender, as the case may be.

NOTWITHSTANDING THE FOREGOING AND THE PROVISIONS OF ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING THE PLEDGE AGREEMENTS, AGENT AND LENDERS EXPRESSLY ACKNOWLEDGE AND AGREE THAT ANY TRANSFER OF THE PLEDGED SHARES, OR ANY EXERCISE OF CONTROL WITH RESPECT THERETO, IS SUBJECT TO, AND SHALL BE EFFECTED SOLELY IN COMPLIANCE WITH, APPLICABLE REGULATORY REQUIREMENTS; PROVIDED THAT THIS ACKNOWLEDGMENT AND AGREEMENT AND ANY SIMILAR OR LIKE ACKNOWLEDGMENT AND AGREEMENT IN ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING THE PLEDGE AGREEMENTS, IS MADE SOLELY FOR THE BENEFIT OF APPLICABLE GOVERNMENTAL AUTHORITIES AND SHALL NOT BE CONSTRUED AS A COVENANT AS BETWEEN AGENT AND LENDERS, ON THE ONE HAND, AND BORROWER OR ANY OF ITS SUBSIDIARIES, ON THE OTHER HAND, WHETHER OR NOT THIS PROVISO EXPRESSLY IS INCLUDED OR SET OUT IN ANY SUCH OTHER LOAN DOCUMENTS.



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SECTION 12. AGENT

       12.1.  APPOINTMENT, AUTHORITY AND DUTIES OF AGENT.

              12.1.1. Each Lender hereby irrevocably appoints and designates Fleet as Agent to act as herein specified. Agent may, and each Lender by its acceptance of a Note shall be deemed irrevocably to have authorized Agent to, enter into all Loan Documents to which Agent is to be a party on the Closing Date and all amendments hereto and all Security Documents thereafter executed by Borrower, for its benefit and the Pro Rata benefit of Lenders and, except as otherwise provided in this SECTION 12, to exercise such rights and powers under this Agreement and the other Loan Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto. Each Lender agrees that any action taken by Agent or the Required Lenders in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by Agent or the Required Lenders of any of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with this Agreement and the other Loan Documents; (b) execute and deliver as Agent each Loan Document and accept delivery of each such agreement delivered by Borrower or any other Obligor; (c) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the Security Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein, provided that Agent hereby appoints, authorizes and directs each Lender to act as a collateral sub-agent for Agent and the other Lenders for purposes of the perfection of all security interests and Liens with respect to Borrower's Deposit Accounts maintained with, and all cash and Cash Equivalents held by, such Lender; (d) subject to the direction of the Required Lenders, manage, supervise or otherwise deal with the Collateral; and (e) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to Agent with respect to any of the Collateral under the Loan Documents relating thereto, Applicable Law or otherwise. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship with any Lender (or any Lender's participants). Unless and until its authority to do so is revoked in writing by Required Lenders, Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory (basing such determination in each case upon the meanings given to such terms in Appendix A), or whether to impose or release any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate Agent from any liability to Lenders or any other Person for any errors in judgment.

              12.1.2. Agent (which term, as used in this sentence, shall include reference to Agent's officers, directors, employees, attorneys, agents and Affiliates and to the officers, directors, employees, attorneys and agents of Agent's Affiliates) shall not: (a) have any duties or


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responsibilities except those expressly set forth in this Agreement and the other Loan Documents or (b) be required to take, initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other Loan Documents except to the extent directed to do so by the Required Lenders during the continuance of any Event of Default. The conferral upon Agent any right hereunder shall not imply a duty on Agent's part to exercise any such right unless instructed to do so by the Required Lenders in accordance with this Agreement.

              12.1.3. Agent may perform any of its duties by or through its agents and employees and may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Borrower shall promptly (and in any event, ON DEMAND) reimburse Agent for all reasonable expenses (including all Extraordinary Expenses) incurred by Agent pursuant to any of the provisions hereof or of any of the other Loan Documents or in the execution of any of Agent's duties hereby or thereby created or in the exercise of any right or power herein or therein imposed or conferred upon it or Lenders (excluding, however, general overhead expenses), and each Lender agrees promptly to pay to Agent, ON DEMAND, such Lender's Pro Rata share of any such reimbursement for expenses (including Extraordinary Expenses) that is not timely made by Borrower to Agent.

              12.1.4. The rights, remedies, powers and privileges conferred upon Agent hereunder and under the other Loan Documents may be exercised by Agent without the necessity of the joinder of any other parties unless otherwise required by Applicable Law. If Agent shall request instructions from the Required Lenders. With respect to any act or action (including the failure to act) in connection with this Agreement or any of the other Loan Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any of the Loan Documents pursuant to or in accordance with the instructions of the Required Lenders except for Agent's own gross negligence or willful misconduct in connection with any action taken by it. Notwithstanding anything to the contrary contained in this Agreement, Agent shall not be required to take any action that is in its opinion contrary to Applicable Law or the terms of any of the Loan Documents or that would in its reasonable opinion subject it or any of its officers, employees or directors to personal liability; provided, however, that if Agent shall fail or refuse to take action that is not contrary to Applicable Law or to any of the terms of any of the Loan Documents even if such action in Agent's opinion would subject it to potential liability, the Required Lenders may remove Agent and appoint a successor Agent in the same manner and with the same effects as is provided in this Agreement with respect to Agent's resignation.

              12.1.5. Agent shall promptly, upon receipt thereof, forward to each Lender (i) copies of any significant written notices, reports, certificates and other information received by Agent from any Obligor (but only if and to the extent such Obligor is not required by the terms of the Loan Documents to supply such information directly to Lenders) and (ii) copies of the results of any field audits by Agent with respect to Borrower. Agent shall have no liability to any Lender


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for any errors in or omissions from any field audit or other examination of
Borrower or the Collateral, unless such error or omission was the direct result of Agent's willful misconduct.

       12.2. AGREEMENTS REGARDING COLLATERAL. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment or satisfaction of all of the Obligations, (ii) constituting Equipment sold or disposed of in accordance with the terms of this Agreement if Borrower certifies to Agent that the disposition is made in compliance with the terms of this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry), or (iii) if approved or ratified by the Required Lenders. Agent shall have no obligation whatsoever to any of the Lenders to assure that any of the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered, or that Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise any duty of care with respect to any of the Collateral.

       12.3. RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in so relying, upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any of the other Loan Documents, Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.

       12.4. ACTION UPON DEFAULT. Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default unless it has received written notice from a Lender or Borrower specifying the occurrence and nature of such Default or Event of Default. If Agent shall receive such a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, Agent shall promptly notify Lenders in writing and Agent shall take such action and assert such rights under this Agreement and the other Loan Documents, or shall refrain from taking such action and asserting such rights, as the Required Lenders shall direct from time to time. If any Lender shall receive a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Lender shall promptly notify Agent and the other Lenders in writing. As provided in SECTION 12.3 hereof, Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required Lenders except for its own willful misconduct or gross negligence in connection with any action taken by it. Before directing Agent to take or refrain from taking any action or asserting any rights or remedies under this Agreement and the other Loan Documents on account of any Event of Default, the Required Lenders shall consult with and seek the advice of (but without having to obtain the consent of) each other Lender, and promptly after directing Agent to take or refrain from taking any such action or asserting any such rights, the Required Lenders will


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so advise each other Lender of the action taken or refrained from being taken and, upon request of any Lender, will supply information concerning actions taken or not taken. In no event shall the Required Lenders, without the prior written consent of each Lender, direct Agent to accelerate and demand payment of the Loans held by one Lender without accelerating and demanding payment of all other Loans or to terminate the Commitments of one or more Lenders without terminating the Commitments of all Lenders. Each Lender agrees that, except as otherwise provided in any of the Loan Documents and without the prior written consent of the Required Lenders, it will not take any legal action or institute any action or proceeding against any Obligor with respect to any of the Obligations or Collateral or accelerate or otherwise enforce its portion of the Obligations. Without limiting the generality of the foregoing, none of Lenders may exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar sales or dispositions of any of the Collateral except as authorized by the Required Lenders. Notwithstanding anything to the contrary set forth in this SECTION 12.4 or elsewhere in this Agreement, each Lender shall be authorized to take such action to preserve or enforce its rights against any Obligor where a deadline or limitation period is otherwise applicable and would, absent the taken of specified action, bar the enforcement of Obligations held by such Lender against such Obligor, including the filing of proofs of claim in any Insolvency Proceeding.

       12.5. RATABLE SHARING. If any Lender shall obtain any payment or reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all of the Lenders, such Lender shall forthwith (i) notify the other Lenders and Agent of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 12.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

       12.6.  INDEMNIFICATION OF AGENT.

              12.6.1. Each Lender agrees to indemnify and defend the Agent Indemnities (to the extent not reimbursed by Borrower under this Agreement, but without limiting the indemnification obligation of Borrower under this Agreement), on a Pro Rata basis, and to hold each of the Agent Indemnities harmless from and against, any and all Claims which may be imposed on, incurred by or asserted against any of the Agent Indemnities in any way related to or arising out of this Agreement or any of the other Loan Documents or any other document contemplated by or


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referred to herein or therein or the transactions contemplated hereby or thereby
(including the costs and expenses which Borrower is obligated to pay under SECTION 14.2 hereof or amounts Agent may be called upon to pay in connection with any lockbox or Dominion Account arrangement contemplated hereby) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Agent Indemnitee.

              12.6.2. Without limiting the generality of the foregoing provisions of this SECTION 12.6, if Agent should be sued by any receiver, trustee in bankruptcy, debtor-in-possession, or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from Borrower or any other Obligor as the result of any transaction under the Loan Documents, then in such event any monies paid by Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by Agent in the defense of same, shall be promptly reimbursed to Agent by Lenders to the extent of each Lender's Pro Rata share.

              12.6.3. Without limiting the generality of the foregoing provisions of this SECTION 12.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of the Agent Indemnities by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by Agent under any of the Loan Documents or in the performance of any rights, powers or remedies of Agent against any Obligor, any Account Debtor, the Collateral or with respect to any Loans, or to obtain any other relief of any kind on account of any transaction involving any Agent Indemnities under or in relation to any of the Loan Documents, each Lender agrees to indemnify, defend and hold the Agent Indemnities harmless with respect thereto and to pay to the Agent Indemnities such Lender's Pro Rata share of such amount as any of the Agent Indemnities shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by the Agent Indemnities, including all interest and costs assessed against any of the Agent Indemnities in defending .or compromising such action, together with attorneys fees and other legal expenses paid or incurred by the Agent Indemnities in connection therewith; provided, however, that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such Agent Indemnitee. In Agent's discretion, Agent may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

       12.7. LIMITATION ON RESPONSIBILITIES OF AGENT. Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from Lenders of their indemnification obligations under SECTION 12.6 hereof against any and all Claims which may be incurred by Agent by reason of taking or continuing to take any such action. Agent shall not be liable to Lenders (or any Lender's participants) for any action taken or omitted to be taken under or in connection with this Agreement or the other Loan Documents except as a result of actual gross negligence or willful misconduct on the part of Agent. Agent does not assume any responsibility for any failure or delay in performance or breach by any Obligor or any


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Lender of its obligations under this Agreement or any of the other Loan
Documents. Agent does not make to Lenders, and no Lender makes to Agent or the other Lenders, any express or implied warranty, representation or guarantee with respect to the Loans, the Collateral, the Loan Documents or any Obligor. Neither Agent nor any of its officers, directors, employees, attorneys or agents shall be responsible to Lenders, and no Lender nor any of its agents, attorneys or employees shall be responsible to Agent or the other Lenders, for: (i) any recitals, statements, information, representations or warranties contained in any of the Loan Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of any of the Loan Documents; (iii) the validity, genuineness, enforceability, collectability, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any Account Debtor. Neither Agent nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the Loan Documents or the satisfaction of any conditions precedent contained in any of the Loan Documents. Agent may consult with and employ legal counsel, accountants and other experts and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.

       12.8.  SUCCESSOR AGENT AND CO-AGENTS.

              12.8.1. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving at least 30 days written notice thereof to each Lender and Borrower. Upon receipt of any notice of such resignation, the Required .Lenders, after prior consultation with (but without having to obtain consent of) each Lender, shall have the right to appoint a successor Agent which shall be (i) a Lender, (ii) a United States based affiliate of a Lender, or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $100,000,000 and, provided no Default or Event of Default then exits, is reasonably acceptable to Borrower (and for purposes hereof, any successor to Fleet shall be deemed acceptable to Borrower). Upon the acceptance by a successor Agent of an appointment to serve as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 12 (including the provisions of SECTION 12.6 hereof) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of Fleet shall continue to be Agent hereunder unless such successor shall resign in accordance with the provisions hereof

              12.8.2. If is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as


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agent or otherwise in any jurisdiction. It is recognized that, in case of litigation under any of the Loan Documents, or in case Agent deems that by reason of present or future laws of any jurisdiction Agent might be prohibited from exercising any of the powers, rights or remedies granted to Agent or Lenders hereunder or under any of the Loan Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the Loan Documents, Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the Loan Documents to be exercised by or vested in or conveyed to Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from Lenders be required by the separate collateral agent or co-collateral agent so appointed by Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by Lenders whether or not a Default or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by the Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

       12.9.  CONSENTS, AMENDMENTS AND WAIVERS; OUT-OF-FORMULA LOANS.

              12.9.1. No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders and Borrower, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; provided, however, that (i) no amendment or waiver shall be effective with respect to any provision in SECTION 12 to the extent that such provisions apply to Agent or to any other provision of any Loan Document as such provisions relate to the rights, duties of immunities of Agent; (ii) no amendment to the provisions of
SECTION 3.1.3 shall be effective without the prior written consent of Fleet;
(iii) without the prior consent of all Lenders, no waiver of any Default or Event of Default shall be effective if the Default or Event of Default relates to Borrower's failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders (and, where so provided hereinafter, the written consent of Agent) as hereinafter set forth in this
SECTION 12.9.1; written agreement of all Lenders (except a defaulting Lender as provided in SECTION 3.2 of this Agreement) shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of SECTIONS 2.1, 2.2, 2.4, 2.6, 2.7, 2.8, 2.9, 4.6, 4.7, 4.9, 4.10, 5.1, 12, 13,
14.2, 14.3 or 14.14, the definitions of "Availability Reserve," "Borrowing Base" and the other defined terms used in such definitions, "Pro Rata," "Required Lenders" or any


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provision of this Agreement obligating Agent to take certain actions at the direction of the Required Lenders, or any provision of any of the Loan Documents regarding the Pro Rata treatment or obligations of Lenders; (b) increase or otherwise modify any of the Commitments (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of the Commitments); (c) alter or amend the rate of interest payable in respect of the Loans (except as may be expressly authorized by the Loan Documents or as may be necessary, in Agent's judgement, to comply with Applicable Law); (d) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the Loan Documents (except to the extent that the Required Lenders agree after and during the continuance of any Event of Default to a waiver or deferral of any termination charge provided for in
SECTION 5.2.3 hereof) or the unused line fee in SECTION 2.2.3 hereof; (e) subordinate the payment of any of the Obligations to any other Debt or the priority of any Liens granted to Agent under any of the Loan Documents to Liens granted to any other Person, except as currently provided in or contemplated by the Loan Documents in connection with Borrower's incurrence of Permitted Purchase Money Debt, and except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the Ordinary Course of Business that relate to deposit accounts with such financial institutions; (I) alter the time or amount of repayment of any of the Loans or waive any Event of Default resulting from nonpayment of the Loans on the due date thereof (or within any applicable period of grace); (g) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness; or (h) release any Obligor from liability for any of the Obligations. No Lender shall be authorized to amend or modify any Note held by it, unless such amendment or modification is consented to in writing by all Lenders; provided, however, that the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this SECTION 12.9.1 by agreement of Borrower and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default, Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

              12.9.2. In connection with any proposed amendment to any of the Loan Documents or waiver of any of the terms thereof or any Default or Event of Default thereunder, Borrower shall not solicit, request or negotiate for or with respect to any such proposed amendment or waiver of any of the provisions of this Agreement or any of the other Loan Documents unless each Lender shall be informed thereof by Borrower or Agent (to the extent known by Agent) and shall be afforded an opportunity of considering the same and supplied by Borrower with sufficient information to enable it to make an informed decision with respect thereto. Borrower will not, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such Lender with any waiver or amendment of any of the terms and provisions of this Agreement or any


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


of the other Loan Documents unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders.

              12.9.3. Unless otherwise directed in writing by the Required Lenders, Agent may require Lenders to honor requests by Borrower for Out-of-Formula Loans (in which event, and notwithstanding anything to the contrary set forth in SECTION 1.1.1 or elsewhere in this Agreement, Lenders shall continue to make Revolver Loans up to their Pro Rata share of the Commitments) and to forbear from requiring Borrower to cure an Out-of-Formula Condition, (1) when no Event of Default exists (or if an Event of Default exists, when the existence of such Event of Default is not known by Agent), if and for so long as (i) such Out-of-Formula Condition does not continue for a period of more than 15 consecutive days, following which no Out-of-Formula Condition exists for at least 15 consecutive days before another Out-of-Formula Condition exists, (ii) the amount of the Revolver Loans outstanding at any time does not exceed the aggregate of the Commitments at such time, and (iii) the Out-of-Formula Condition is not known by Agent at the time in question to exceed $2,000,000; and (2) regardless of whether or not an Event of Default exists, if Agent discovers the existence of an Out-of-Formula Condition not previously known by it to exist, but Lenders shall be obligated to continue making such Revolver Loans as directed by Agent only (A) if the amount of the Out-of-Formula Condition is not increased by more than $1,000,000 above the amount determined by Agent to exist on the date of discovery thereof and (B) for a period not to exceed 5 Business Days. In no event shall Borrower or any other Obligor be deemed to be a beneficiary of this SECTION 12.9.3 or authorized to enforce any of the provisions of this SECTION 12.9.3.

       12.10. DUE DILIGENCE AND NON-RELIANCE. Each Lender hereby acknowledges and represents that it has, independently and without reliance upon Agent or the other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement and to fund the Loans to be made by it hereunder, and purchase participations in the LC Outstandings pursuant to
SECTION 1.3.1 hereof, and each Lender has made such inquiries concerning the Loan Documents, the Collateral and each Obligor as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other Loan Documents without the intervention or participation of the other Lenders or Agent. Each Lender hereby further acknowledges and represents that the other Lenders and Agent have not made any representations or warranties to it concerning any Obligor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the Loan Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and in taking or refraining to take any other action under this Agreement or any of the other Loan Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent by any Obligor or any credit or other information concerning the affairs,


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financial condition, business or Properties of any Obligor (or any of its
Affiliates) which may come into possession of Agent or any of Agent's
Affiliates.

       12.11. REPRESENTATIONS AND WARRANTIES OF LENDERS. By its execution of this Agreement, each Lender hereby represents and warrants to Borrower and the other Lenders that it has the power to enter into and perform its obligations under this Agreement and the other Loan Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other Loan Documents to which it is a party, each of which will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

       12.12. THE REQUIRED LENDERS. As to any provisions of this Agreement or the other Loan Documents under which action may or is required to be taken upon direction or approval of the Required Lenders, the direction or approval of the Required Lenders shall be binding upon each Lender to the same extent and with the same effect as if each Lender had joined therein. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires Agent or any Lender to act, or conditions their authority to act, upon the direction or consent of the Required Lenders; and any action taken by Agent or any Lender that requires the consent or direction of the Required Lenders as a condition to taking such action shall, insofar as Borrower is concerned, be presumed to have been taken with the requisite consent or direction of the Required Lenders.

       12.13. SEVERAL OBLIGATIONS. The obligations and commitments of each Lender under this Agreement and the other Loan Documents are several and neither Agent nor any Lender shall be responsible for the performance by the other Lenders of its obligations or commitments hereunder or thereunder. Notwithstanding any liability of Lenders stated to be joint and several to third Persons under any of the Loan Documents, such liability shall be shared, as among Lenders, Pro Rata according to the respective Commitments of Lenders.

       12.14. AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to lend under this Agreement, the Loans made by it and each Note issued to it, Agent shall have the same rights and powers hereunder and under the other Loan Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," or any similar term shall, unless the context clearly otherwise indicates, include Agent in its capacity as a Lender. Agent and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with Borrower or any other Obligor, or any affiliate of Borrower or any other Obligor, as if it were any other bank and without any duty to account therefor (or for any fees or other consideration received in connection therewith) to the other Lenders.


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       12.15. NO THIRD PARTY BENEFICIARIES. This SECTION 12 is not intended to confer any rights or benefits upon Borrower or any other Person except Lenders and Agent, and no Person (including Borrower) other than Lenders and Agent shall have any right to enforce any of the provisions of this SECTION 12 except as expressly provided in SECTION 12.17 hereof. As between Borrower and Agent, any action that Agent may take or purport to take on behalf of Lenders under any of the Loan Documents shall be conclusively presumed to have been authorized and approved by Lenders as herein provided.

       12.16. NOTICE OF TRANSFER. Agent may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Revolver Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender has been received by Agent.

       12.17. REPLACEMENT OF CERTAIN LENDERS. If a Lender ("Affected Lender") shall have (i) failed to fund its Pro Rata share of any Revolver Loan requested (or deemed requested) by Borrower which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, (ii) requested compensation from Borrower under SECTION 2.7 to recover increased costs incurred by such Lender (or its parent or holding company) which are not being incurred generally by the other Lenders (or their respective parents or holding companies), or (iii) delivered a notice pursuant to SECTION 2.6 hereof claiming that such Lender is unable to extend LIBOR Loans to Borrower for reasons not generally applicable to the other Lenders, then, in any such case and in addition to any other rights and remedies that Agent, any other Lender or Borrower may have against such Affected Lender, Borrower or Agent may make written demand on such Affected Lender (with a copy to Agent in the case of a demand by Borrower and a copy to Borrower in the case of a demand by Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within 5 Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Loans owing to it) in accordance with SECTION 13 hereof. Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within 5 Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other Loan Document, including the aggregate outstanding principal amount of the Revolver Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this SECTION 12.17, such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of Agent in any Collateral and such Affected Lender shall have no further liability to Agent, any Lender or any other Person under any of the Loan Documents (except as provided in SECTION 12.6 hereof as to events or transactions which occur prior to the replacement of such Affected Lender), including any commitment to make Loans or purchase participations in LC Outstandings.


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       12.18. REMITTANCE OF PAYMENTS AND COLLECTIONS.

              12.18.1. All payments by any Lender to Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; provided, however, that if such payment is due on demand by Agent and such demand is made on the paying Lender after 11:00 a.m. on such Business Day, then payment shall be made by 11:00 p.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, promptly following Agent's receipt of funds for the account of such Lender and in the type of funds received by Agent; provided, however, that if Agent receives such funds at or prior to 1:00 p.m., Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day, but if Agent receives such funds after 1:00 p.m., Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

              12.18.2. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make full payment when due pursuant to the terms hereof shall, on demand by the other party, pay such amount together with interest thereon at the Federal Funds Rate. In no event shall Borrower be entitled to receive any credit for any interest paid by Agent to any Lender, or by any Lender to Agent, at the Federal Funds Rate as provided herein.

              12.18.3. If Agent pays any amount to a Lender in the belief or expectation that a related payment has been or will be received by Agent from an Obligor and such related payment is not received by Agent, then Agent shall be entitled to recover such amount from each Lender that receives such amount. If Agent determines at any time that any amount received by it under this Agreement or any of the other Loan Documents must be returned to an Obligor or paid to any other Person pursuant to any Applicable Law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement or any of the other Loan Documents, Agent shall not be required to distribute such amount to any Lender.

SECTION 13. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

       13.1. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and Lenders and their respective successors and assigns (which, in the case of Agent, shall include any successor Agent appointed pursuant to SECTION 12.8 hereof), except that (i) Borrowers shall not have the right to assign its rights or delegate performance of any of its obligations under any of the Loan Documents and (ii) any assignment by any Lender must be made in compliance with SECTION 13.3 hereof. Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with SECTION 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.


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


       13.2.  PARTICIPATIONS.

              13.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other financial institutions (each a "Participant") a participating interest in any of the Obligations owing to such Lender, any Commitment of such Lender or any other interest of such Lender under any of the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any Note for all purposes under the Loan Documents, all amounts payable by Borrower under this Agreement and any of the Notes shall be determined as if such Lender had not sold such participating interests, and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. If a Lender sells a participation to a Person other than an Affiliate of such Lender, then such Lender shall give prompt written notice thereof to Borrower and the other Lenders.

              13.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than an amendment, modification or waiver with respect to any Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Revolver Loan or Commitment, or releases from liability Borrower or any Guarantor or releases any substantial portion of any of the Collateral.

              13.2.3. Benefit of Set-Off. Borrower agrees that each Participant shall be deemed to have the right of set-off provided in SECTION
11.4 hereof in respect of its participating interest in amounts owing under the Loan Documents to the same extent and subject to the same requirements under this Agreement (including SECTION 12.5) as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of set-off provided in SECTION
11.4 hereof with respect to the amount of participating interests sold to each Participant. Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in SECTION 11.4 agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with SECTION 12.5 hereof as if each Participant were a Lender.

              13.2.4. Notices. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent that any such notice may be required, and neither Agent nor any other Lender shall have any obligation, duty or liability to any Participant of any other Lender. Without limiting the generality of the foregoing, neither Agent nor any Lender shall have any obligation to give notices or to provide documents or information to a Participant of another Lender.


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


       13.3.  ASSIGNMENTS.

              13.3.1. Permitted Assignments. Subject to its giving at least 2 Business Days notice to Agent and Borrower, any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the Loan Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the Loan Documents with respect to the Loans and, in the ease of a partial assignment, is in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; (ii) except in the case of an assignment in whole of a Lender's rights and obligations under the Loan Documents or an assignment by one original signatory to this Agreement to another such signatory, immediately after giving effect to any assignment, the aggregate amount of the Commitments retained by the transferor Lender shall in no event be less than $2,000,000; and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance. Nothing contained herein shall limit in any way the right of Lenders to assign (i) to any Eligible Assignee all of their rights and obligations under the Loan Documents or (ii) all or any portion of the Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, provided that in the case of this clause (ii) any payment in respect of such assigned Loans made by Borrower to the assigning Lender in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Loans to the extent of such payment, but no such assignment shall release the assigning Lender from its obligations hereunder.

              13.3.2. Effect; Effective Date. Upon (i) delivery to Agent of a notice of assignment substantially in the form attached as EXHIBIT H hereto, together with any consents required by SECTION 13.3.1, and (ii) payment by the transferor Lender or Eligible Assignee of a $5,000 fee to the Agent for processing any assignment to an Eligible Assignee that is not an Affiliate of the transferor Lender, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to the Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of the Lender under the Loan Documents to the same extent as if it were an original party thereto, and no further consent or action by Borrower, Lenders or Agent shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this SECTION 13.3, the transferor Lender, Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. If the transferor Lender shall have assigned all of its interests, rights and obligations under this Agreement pursuant to SECTION
13.3.1 hereof, such transferor Lender shall no longer have any obligation to indemnify


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


Agent with respect to any transactions, events or occurrences that transpire after the effective date of such assignment, and each Eligible Assignee to which such transferor shall make an assignment shall be responsible to Agent to indemnify Agent in accordance with this Agreement with respect to transactions, events and occurrences transpiring on and after the effective date of such assignment to it.

              13.3.3. Dissemination of Information. Borrower authorizes each Lender and Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee"), and any prospective Transferee, any and all information in Agent's or such Lender's possession concerning Borrower, the Subsidiaries or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

       13.4. TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee that is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of SECTION 4.10 hereof

SECTION 14. MISCELLANEOUS

       14.1. POWER OF ATTORNEY. Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact) and Agent, or Agent's designee, may, without notice to Borrower and in either Borrower's or Agent's name, but at the cost and expense of Borrower:

              14.1.1. At such time or times as Agent or said designee, in its sole discretion, may determine, endorse Borrower's name on any Payment Item or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

              14.1.2. At any time that an Event of Default exists: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of

Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of any Obligor and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust, claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

       14.2. GENERAL INDEMNITY. Borrower hereby agrees to indemnify and defend the Indemnities and to hold the Indemnities harmless from and against any Claim ever suffered or incurred by any of the Indemnities arising out of or related to this Agreement or any of the other Loan Documents, the performance by Agent or Lenders of their duties or the exercise of any of their rights or remedies under this Agreement or any of the other Loan Documents, or as a result of Borrower's failure to observe, perform or dis5harge any of Borrower's duties hereunder. Borrower shall also indemnify and defend the Indemnities against and save the Indemnities harmless from all Claims of any Person arising out of, related to, or with respect to any transactions entered into pursuant to this Agreement or Agent's Lien upon ,the Collateral. Without limiting the generality of the foregoing, this indemnity shall extend to any Claims asserted against or incurred by any of the Indemnities by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Agent and Lenders, but including any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Agent or any Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrower will pay (or will promptly reimburse Agent and Lenders for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Indemnities harmless from and against all liability in connection therewith. The foregoing indemnities shall not apply to Claims incurred by any of the Indemnities as a result of their own gross negligence or willful misconduct or that arise out of any disputes arising solely out of the relationship between Agent and any Lender. The provisions of SECTION 4.5 and the obligation of Borrower to indemnify and defend the Indemnities and to hold the Indemnities harmless from Claims relating to Taxes, Claims arising from or related to securities laws, Claims arising from or relating to the issuance of Letters of Credit or the LC Support and Claims involving or alleging any preferential transfer, fraudulent conveyance or similar matter under this SECTION 11.1 or other provision of this Agreement shall survive in perpetuity the payment in full of the Obligations and the termination of the Commitments. All other indemnification obligations of Borrower under this SECTION 11.1 or other provisions of this Agreement shall survive payment in full of the Obligations and the termination of the Commitments for a period of 1 year.

       14.3. SURVIVAL OF ALL INDEMNITIES. Notwithstanding anything to the contrary in this Agreement or any of the other Loan Documents, the obligation of Borrower and each Lender with


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


respect to each indemnity given by it in this Agreement, whether given, by Borrower to Agent Indemnities, Lender Indemnities or Fleet Indemnities or by any Lender to any Agent Indemnities or Fleet Indemnities, shall survive the payment in full of the Obligations and the termination of any of the Commitments.

       14.4. MODIFICATION OF AGREEMENT. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Agent and Lenders (or, where otherwise expressly allowed by SECTION 12 hereof, the Required Lenders in lieu of Agent and Lenders); provided, however, that no consent, written or otherwise, of Borrower shall be necessary or required in connection with any amendment of any of the provisions of SECTION 12 (other than SECTION 12.17) or any other provision of this Agreement that affects only the rights, duties and responsibilities of Lenders and Agent as among themselves so long as no such amendment imposes any additional obligations on Borrower.

       14.5. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

       14.6. CUMULATIVE EFFECT; CONFLICT OF TERMS. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Without limiting the generality of the foregoing, the parties acknowledge that this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters and that such limitations, tests and measures are cumulative and each must be performed, except as may be expressly stated to the contrary in this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

       14.7. EXECUTION IN COUNTERPARTS. This Agreement and any amendments hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

       14.8. AGENT'S OR REQUIRED LENDERS' CONSENT. Whenever Agent's, Lenders' or Required Lenders' consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, Agent and each Lender shall be authorized to give or withhold its consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.


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


       14.9. NOTICES. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party at the address shown for such party on the signature page hereof or, in the case of a Person who becomes a Lender after the date hereof, at the address shown on the Assignment and Acceptance by which such Person became a Lender. Notwithstanding the foregoing, no notice to or upon Agent pursuant to SECTIONS 2.1, 3.1 or 5.2.2 shall be effective until after actually received by the individual to whose attention at Agent such notice is required to be sent. Any written notice, request or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice, request or demand is actually received by the individual to whose attention at the noticed party such notice, request or demand is required to be sent.

       14.10. PERFORMANCE OF BORROWER'S OBLIGATIONS. If Borrower shall fail to discharge any covenant, duty or obligation hereunder or under any of the other Loan Documents, Agent may, in its sole discretion at any time or from time to time, for Borrower's account and at Borrower's expense, pay any amount or do any act required of Borrower hereunder or under any of the Loan Documents or otherwise lawfully requested by Agent to enforce any of the Loan Documents or Obligations, preserve, protect, insure or maintain any of the Collateral, or preserve, defend, protect or maintain the validity or priority of Agent's Liens in any of the Collateral, including the payment of any judgement against Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord claim or any other Lien upon or with respect to any of the Collateral. All payments that Agent may make under this Section and all out-of-pocket costs and expenses (including Extraordinary Expenses) that Agent pays or incurs in connection with any action taken by it hereunder shall be reimbursed to Agent by Borrower ON DEMAND with interest from the date such payment is made or any such costs or expenses are incurred to the date of payment thereof at the Default Rate. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as provided herein or in any of the other Loan Documents.

       14.11. RESERVED.

       14.12. TIME OF ESSENCE. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

       14.13. ENTIRE AGREEMENT; APPENDIX A, EXHIBITS AND SCHEDULES. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or


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


implied, oral or written. Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

       14.14. INTERPRETATION. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

       14.15. OBLIGATIONS SEVERAL. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or Commitment of any other Lender. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, association, joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other Loan Documents and it shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purpose.

       14.16. CONFIDENTIALITY. Agent and Lenders each agrees to exercise reasonable efforts (and, in any event, with at least the same degree of care as it ordinarily exercises with respect to confidential information of its other customers) to keep any confidential information that is delivered or made available by Borrower to it and that is marked confidential including information made available to Agent or any Lender in connection with a visit or investigation by any Person contemplated in SECTION 9.1.1 hereof, confidential from any Person other than individuals employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring, administering or otherwise giving professional advice with respect to any of the Loans or Collateral; provided, however, that nothing herein shall prevent Agent or any Lender from disclosing such confidential information (i) to any party to this Agreement from time to time or any Participant, (ii) pursuant the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over Agent or such Lender,
(iv) which has been publicly disclosed other than by an act or omission of Agent or any Lender except as permitted herein, (v) to the extent reasonably required in connection with any litigation (with respect to any of the Loan Documents or any of the transactions contemplated thereby) to which Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedies hereunder, (vii) to Agent's or any Lender's legal counsel and independent auditors, (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of a Lender's rights hereunder so long as such Transferee has agreed in writing to be bound by the provisions of this Section, and (ix) to the National Association of Insurance Commissioners or any similar organization or to any nationally recognized rating agency that requires access to information about a Lender's portfolio in connection with ratings issued with respect to such Lender.


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       14.17. GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN
NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN ATLANTA, GEORGIA. THIS AGREEMENT SHALT BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN GEORGIA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF THE STATE OF GEORGIA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER, ANY LENDER OR AGENT, BORROWER HEREBY CONSENTS AND AGREES THAT UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG BORROWER, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

       14.18. WAIVERS BY BORROWER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF AGENT'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND LENDER'S ENTERING INTO THIS AGREEMENT AND THAT AGENT AND LENDERS ARE RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                         [signatures on following page]


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       IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                                      BORROWER:

ATTEST:                               AMERIGROUP CORPORATION

/s/ Stanley F. Baldwin                By: /s/ Sherri E. Lee
STANLEY F. BALDWIN, Secretary             SHERRI E. LEE, Senior Vice President
[CORPORATE SEAL]                          and Chief Financial Officer

                                      Address:
                                      4425 Corporation Lane
                                      Virginia Beach, Virginia 23462
                                      Attention: Stanley F. Baldwin, Esq.
                                      Telecopier No.:  (757) 557-6743
                                      and to: Sherri E. Lee
                                      Telecopier No.:  (757) 473-2738

                                      LENDERS:

                                      FLEET CAPITAL CORPORATION

Revolver Commitment: $4,500,000       By:
                                         -----------------------------------
Term Loan Commitment: $5,500,000         Title:
                                               -----------------------------

                                      Address:
                                      300 Galleria Parkway, N.W.
                                      Suite 800
                                      Atlanta, Georgia 30339
                                      Attention: Loan Administration Manager
                                      Telecopier No.:  (770) 859-2483

                                      SILICON VALLEY BANK

Revolver Commitment: $3,000,000       By:
                                         -----------------------------------
Term Loan Commitment: $3,500,000         Title:
                                               -----------------------------

                                      Address:
                                      3003 Tasman Drive
                                      Mail Sort: NC 811
                                      Santa Clara, California 95054
                                      Attention: Bonnie J. Renta
                                      Telecopier No.: (408) 496-2421

                    [signatures continued on following page]

                                      AGENT:

                                      Accepted in Atlanta, Georgia:

                                      FLEET CAPITAL CORPORATION,
                                      as Agent

                                      By:
                                         -----------------------------------
                                         Title:
                                               -----------------------------

                                      Address:
                                      Suite 800, 300 Galleria Parkway, N.W.
                                      Atlanta, Georgia 30339
                                      Attention: Loan Administration Manager
                                      Telecopier No.:  (770) 859-2483

                                   APPENDIX A

                               GENERAL DEFINITIONS

            When used in the Loan and Security Agreement dated November 9, 1999 (as at any time amended, the "Loan Agreement"), by and among AMERIGROUP CORPORATION, a Delaware corporation ("Borrower"), the various financial institutions listed on the signature pages attached thereto as lenders ("Lenders"), and FLEET CAPITAL CORPORATION ("Agent"), in its capacity as collateral and administrative agent for itself and the Lenders, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                        Accounts - all of Borrower's now owned or hereafter
            acquired accounts and all other rights to payment for goods sold or leased or for services rendered that are not evidenced by an Instrument or Chattel Paper, whether or not they have been earned by performance.

                        Account Debtor - any Person who is or may become
            obligated under or on account of an Account.

                        Acquisition - any transaction, or any series of related
            transactions, by which Borrower or any of its Subsidiaries directly or indirectly acquires all or substantially all of the assets or Equity Interests of a Person engaged in the Health Care Business, whether such acquisition is effectuated by a merger or purchase of assets or Equity interests an Acquisition Target, whether by merger, acquisition of assets or acquisition of Equity Interests.

                        Acquisition Target - a Person that is the subject of an
            Acquisition by Borrower or any of its Subsidiaries after the Closing Date.

                        Adjusted Consolidated EBITDA - for any period of
            Borrower, (i) Consolidated EBITDA for such period, minus (ii) Excess PLD for such period, and plus or minus, as the case may be (iii) adjustments by Borrower to the amount of the Medical Reserves (net of the effect of the Texas Profit Share) for such period.

                        Affiliate - a Person (other than a Subsidiary): (i)
            which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person; (ii) which beneficially owns or holds 10% or more of any class of the Equity Interests of a Person; or (iii) 10% or more of the Equity interests with power to vote of which is beneficially owned or held by another Person or a Subsidiary of another Person. For purposes hereof, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of any Equity Interest, by contract or otherwise.

                        Agent Indemnities - Agent in its capacity as agent
            hereunder and under the other Loan Documents and all of Agent's present and future officers, directors, agents and attorneys.

                        Agreement - the Loan and Security Agreement referred to
            in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

                        Amerigroup New Jersey- Amerigroup New Jersey, Inc., a
            New Jersey corporation.

                        Amerigroup New Jersey Pledge Agreement - the Stock
            Pledge Agreement to be executed by Borrower in favor of Agent on or before the Closing Date and by which Borrower shall pledge to Agent, for the benefit of itself and Lenders, as security for the Obligations, all of Borrower's right, title and interest in and to the Pledged Shares with respect to Amerigroup New Jersey.

                        Anti-Kickback Statutes - Section 1128B(b) of the Social
            Security Act and any other similar law, rule or regulation adopted by any Governmental Authority.

                        Applicable Law - all laws, rules and regulations
            applicable to the Person, conduct, transaction, covenant, Loan Document or Material Contract in question, including all applicable common law and equitable principles and all Healthcare Laws; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

                        Assignment and Acceptance - an assignment and acceptance
            entered into by a Lender and an Eligible Assignee and accepted by Agent, in the form of EXHIBIT G.

                        Availability - the amount that Borrower is entitled to
            borrow from time to time as Revolver Loans, such amount being the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any outstanding Settlement Loans and any amounts that Agent or Lenders may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

                        Availability Reserve - on any date of determination
            thereof, an amount equal to the sum of the following (without duplication): (i) any amounts which any Obligor is obligated to pay pursuant to the provisions of any of the Loan Documents that Agent or any Lender elects to pay for the account of such Obligor in accordance with authority contained in any of the Loan Documents;
            (ii) aggregate amount of reserves established by Agent in its reasonable discretion in respect of ACH (automated clearinghouse) transfers or obligations of Borrower under Interest Rate Contracts;
            (iii) the LC Reserve; and (iv) for so long as any Event of Default exists, such additional reserves as Agent in its sole and absolute discretion may elect to impose from time to time, without waiving any such Event of Default or Agent's entitlement to accelerate the maturity of the Obligations as a consequence thereof.

                        Average Revolver Loan Balance - for any period, the
            amount obtained by adding the unpaid balance of Revolver Loans and LC Outstandings outstanding at the end of each day for the period in question and by dividing such sum by the number of days in such period.

                        Bank - Fleet National Bank and its successors and
            assigns.

                        Bankruptcy Code - title 11 of the United States Code.

                        Base Rate - the rate of interest announced or quoted by
            Bank from time to time as its prime rate. The prime rate announced by Bank is a reference rate and does not necessarily represent the lowest or best rate charged by Bank. Bank may make loans or other extensions of credit at, above or below its announced prime rate. If the prime rate is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                        Board of Governors - the Board of Governors of the
            Federal Reserve System.

                        Borrowing - a borrowing consisting of Loans made on the
            same day by Lenders (or by Fleet in the case of a Borrowing funded by Settlement Loans).

                        Borrowing Base - on any date of determination thereof an
            amount equal to the lesser of: (a) the aggregate amount of the Revolver Commitments on such date minus the LC Outstandings on such date or (b) the difference between (i) TTM Adjusted Consolidated EBITDA on such date multiplied by 3.0 and (ii) .the sum of Consolidated Senior Debt outstanding on such date (including the Obligations, all Capitalized Lease Obligations and all Permitted Purchase Money Debt) and the Availability Reserve on such date.

                        Borrowing Base Certificate - a certificate, in the form
            requested by Agent, by which Borrower shall certify to Agent and Lenders, with such frequency as is provided in the Agreement or as Agent otherwise may request, the amount of the Borrowing Base as of the date of the certificate and the calculation of such amount.

                        Business Day - any day excluding Saturday, Sunday and
            any other day that is a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed.

                        Capital Expenditures - expenditures made or liabilities
            incurred (without duplication) for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                        Capitalized Lease Obligation - any Debt represented by
            obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                        Cash - money, currency or a credit balance in a Deposit
            Account.

                        Cash Equivalents - (i) marketable direct obligations
            issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months, bankers' acceptances having maturities of not more than 12 months and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and having a maturity of not more than 9 months.

                        Cash Collateral - cash or Cash Equivalents, and any
            interest earned thereon, that is deposited with Agent in accordance with the Agreement for the Pro Rata benefit of Lenders as security for the Obligations to the extent provided in the Agreement.

                        Cash Collateral Account - a demand deposit, money market
            or other account established by Agent at such financial institution as Agent may select in its discretion, which account shall be in Agent's name and subject to Agent's Liens for the Pro Rata benefit of Lenders.

                        CERCLA - the Comprehensive Environmental Response
            Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. and its implementing regulations.

                        Chattel Paper - shall have the meaning given to"chattel
            paper" in the UCC.

                        Claims - any and all claims, demands, liabilities,
            obligations, losses, damages, penalties, actions, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys, accountants, consultants or paralegals' fees and expenses), whether arising under or in connection with the Loan Documents, any Applicable Law (including any Healthcare Laws or Environmental Law) or otherwise, that may now or hereafter be suffered or incurred by a Person and whether suffered or incurred in or as a result of any investigation, litigation, arbitration or other judicial or non-judicial proceeding or any appeals related thereto.

                        Closing Date - the date on which all of the conditions
            precedent in SECTION 10 of the Agreement are satisfied and the initial Loans are made under the Agreement.

                        Collateral - all of the Property and interests in
            Property described in SECTION 6 of the Agreement; all Property described in any of the Security Documents as security for the payment or performance of any of the Obligations; and all other Property and interests in Property that now or hereafter secure (or are intended to secure) the payment and performance of any of the Obligations.

                        Collections Account - as defined in SECTION 7.2.4 of the
            Agreement.

                        Commitment - at any date for any Lender, the aggregate
            amount of such Lender's Revolver Commitment and Term Loan Commitment on such date, and "Commitments" means the aggregate amount of all Revolver Commitments and Term Loan Commitments.

                        Commitment Termination Date - the date that is the
            soonest to occur of (i) the last day of the Original Term or of any applicable Renewal Term; (ii) the date on which either Borrower or Agent elects to terminate the Commitments pursuant to SECTION 5.2 of the Agreement; or (iii) the date on which the Commitments are automatically terminated pursuant to SECTION 11.2 of the Agreement.

                        Comp1iance Certificate - a Compliance Certificate to be
            provided by Borrower to Lender in accordance with, and in the form annexed as EXHIBIT E to, the Agreement.

                        Concentration Account - a depository account of Borrower
            entitled "Amerigroup Concentration Account" to be established and maintained with Bank.

                        Consolidated - the consolidation in accordance with GAAP
            of the financial statements of the Persons as to which such term applies.

                        Consolidated Current Assets - as of any date of
            determination, the amount at which all of the current assets of Borrower and its Subsidiaries would be properly classified as current assets on a balance sheet as of such date on a Consolidated basis and in accordance with GAAP (excluding deferred tax assets).

                        Consolidated Current Liabilities - as of any date of
            determination, the amount of Debt of Borrower and its Subsidiaries would be properly classified as current liabilities on a balance sheet at such date on a Consolidated basis and in accordance with GAAP (excluding deferred tax liabilities).

                        Consolidated EBITDA - for any period of Borrower, (i)
            Consolidated Net Income (including Consolidated Interest/Investment Income) for such period plus (ii) to the extent deducted in the determination of Consolidated Net Income, the sum of (a) the aggregate amount of income tax expense for such period, (b) the aggregate amount of Consolidated Interest Expense for such period and (c) the aggregate amount of amortization and depreciation charges for such period, as determined in accordance with GAAP.

                        Consolidated Fixed Charge Coverage Ratio - at any date
            of determination thereof, the quotient of (i) TTM Adjusted Consolidated EBITDA for such period, after deducting Non-Financed Capital Expenditures for such period and the aggregate amount of cash income tax expense for such period, divided by (ii) the sum of TTM Consolidated Interest Expense for such period plus current maturities of long-term Debt (including Capitalized Lease Obligations and Permitted Purchase Money Debt), as determined in accordance with GAAP.

                        Consolidated Interest Expense - for any period, the
            gross interest expense (including interest expense attributable to Capitalized Lease Obligations in accordance with GAAP and capitalized interest but excluding intercompany interest expense owing by Borrower to its Subsidiaries or by any of the Subsidiaries to Borrower) of Borrower and its Subsidiaries on a Consolidated basis.

                        Consolidated Interest/Investment Income - for any period
            of Borrower, interest and investment income of Borrower and its Subsidiaries, as determined on a Consolidated basis and in accordance with GAAP.

                        Consolidated Interim Fixed Charge Coverage Ratio - at
            any date of determination thereof, the quotient of (i) TTM Interim Adjusted Consolidated EBITDA for such period, after deducting Non-Financed Capital Expenditures for such period and the aggregate amount of cash income tax expense for such period, divided by (ii) the sum of TTM Consolidated Interest Expense-for such period plus current maturities of long-term Debt (including Capitalized Lease Obligations and Permitted Purchase Money Debt), as determined in accordance with GAAP.

                        Consolidated Leverage Ratio - with respect to any fiscal
            period of Borrower, the ratio of Consolidated Total Debt as of the last day of such period to TTM Adjusted Consolidated EBITDA.

                        Consolidated Medical Expense Ratio - as of any date of
            determination, the ratio of total medical expenses of Borrower and its Subsidiaries to total premium revenue of Borrower and its Subsidiaries, determined on a Consolidated basis and in accordance with GAAP.

                        Consolidated Net Income - for any period, the net income
            (or loss) of Borrower and its Subsidiaries for such period, determined on a Consolidated basis and in accordance with GAAP, provided that there shall be excluded from the determination of net income all extraordinary gains (or losses) and the gain (or loss) attributable to the sale of any assets of Borrower or any of its Subsidiaries outside of the Ordinary Course of Business.

                        Consolidated Net Worth - as of any date of determination
            thereof, the sum of the following in respect of Borrower and its Subsidiaries (determined on a Consolidated basis and excluding any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, including the amount of Equity Interests of Borrower constituting redeemable preferred stock, plus (ii) the amount of additional paid-in capital and retained earnings (or, in the case of deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment), minus
            (iv) the amount of any treasury stock, all as determined in accordance with GAAP.

                        Consolidated Quick Ratio - as of any date of
            determination, the ratio of (a) Consolidated Current Assets on such date minus the amount of Regulated Cash on such date to (b) an amount equal to Consolidated Current Liabilities on such date minus the amount of Medical Claims Liability on such date and unearned premium revenue on such date plus the amount by which the amount of Medical Claims Liability exceeds the sum of Regulated Cash on such date, if any, plus the amount of Accounts on such date.

                        Consolidated Senior Debt - as of any date of
            determination thereof, all Debt for Money Borrowed of Borrower and its Subsidiaries on such date (including, the Obligations, all reimbursement obligations owing by Borrower with respect to letters of credit issued for the account of Borrower by Persons other than Bank, all Capitalized Lease Obligations and all Permitted Purchase Money Debt) plus Contingent Obligations in respect of the foregoing minus all Subordinated Debt outstanding on such date that is permitted by Agent, determined on a Consolidated basis.

                        Consolidated Senior Debt/Consolidated Total
            Capitalization Ratio - as of any date of determination thereof, the ratio of Consolidated Senior Debt on such date to Consolidated Total Capitalization on such date, as determined in accordance with GAAP.

                        Consolidated Senior Debt Leverage Ratio - with respect
            to any period of Borrower, the ratio of Consolidated Senior Debt as of the last day of such period to TIM Adjusted Consolidated EBITDA.

                        Consolidated Total Capitalization - as of any date of
            determination thereof, the sum of Consolidated Total Debt plus Consolidated Net Worth.

                        Consolidated Total Debt - as of any date of
            determination thereof, the sum of all Debt of Borrower and its Subsidiaries, determined on a Consolidated basis.

                        Contingent Obligation - with respect to any Person, any
            obligation of such Person guaranteeing or intended to guarantee any Debt, lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any Property constituting .direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligations or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase Property, Securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
            (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                        Control Agreement - the Account Control Agreement to be
            executed by Borrower, Agent and Bank on or before the Closing Date in connection with the Securities Pledge Agreement.

                        Cure Conditions - with respect to Borrower's failure or
            neglect to perform, keep or observe any covenant in the Agreement (other than a covenant which is dealt with specifically in a provision of SECTION 11.1 of the Agreement other than SECTION 11.1.4) which Borrower is unable to cure within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent and the date on which such failure or neglect first becomes known to any Senior Officer, each of the following conditions: (i) Borrower promptly commences efforts to cure such breach; (ii) Borrower diligently pursues efforts to cure such breach; and (iii) Borrower provides Agent with written notice of Borrower's progress in its efforts to cure such breach upon the request of Agent and, in any event, at lease once each week.

                        Debt - as applied to a Person means, without
            duplication: (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which Debt is to be determined, including Capitalized Lease Obligations;
            (ii) all Contingent Obligations of such Person; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of Borrower (without duplication), the Obligations. The Debt of a Person shall include any recourse Debt of any partnership or joint venture in which such Person is a general partner or joint venturer.

                        Default - an event or condition the occurrence of which
            would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                        Default Rate - a fluctuating rate per annum which, on
            any date, is equal to the Base Rate in effect for such date plus 2.75%.

                        Deposit Accounts - all of a Person's demand, time,
            savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

                        Deposit Account Assignment - the Collateral Assignment
            of Deposit Accounts to be executed by Borrower on or before the Closing Date in favor of Agent, for the benefit of itself and Lenders, as security for the Obligations.

                        Distribution - in respect of any entity, (i) any payment
            of any dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Equity Interests.

                        Document - shall have the meaning given to "document" in
            the UCC.

                        Dollars and the sign $ - lawful money of the United
            States of America.

                        Eligible Assignee - a Lender or a U.S. based Affiliate
            of a Lender; a commercial bank organized under the laws of the United States or any state and having total assets in excess of $15 billion; or any other Person (except Borrower or a Guarantor, or an Affiliate of either) approved by Agent and, unless an Event of Default exists, Borrower (such approval by Borrower not to be unreasonably withheld or delayed and to be deemed given by Borrower if no objection is received by the assigning Lender and Agent from Borrower within 2 Business Days after notice of such proposed assignment has been provided by the assigning Lender as set forth in
            SECTION 13.3 of the Agreement).

                        Environmental Laws - all federal, state and local laws,
            rules, regulations, codes, ordinances, programs, permits, guidance documents promulgated by regulatory agencies, orders and consent decrees, now or hereafter in effect and relating to human health and safety or the protection or pollution of the environment, including CERCLA.

                        Environmental Release - a release as defined in CERCLA
            or under any applicable Environmental Law.

                        Equipment - all of Borrower's machinery, apparatus,
            equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools therefor, all accessions thereto, and all substitutions and replacements thereof.

                        Equity Interest - the interest of (i) a shareholder in a
            corporation, (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member in a limited liability company, or (iv) any other Person having any other form of equity security or ownership interest.

                        ERISA - the Employee Retirement Income Security Act of
            1974 and all rules and regulations from time to time promulgated thereunder.

                        Event of Default - as defined in SECTION 11 of the
            Agreement.

                        Excess PLD - for any period of Borrower, the difference
            between (i) that portion of the PLD capitalized by Borrower and included in Consolidated Net Income for such period and (ii) actual losses resulting from the operation of the acquired business to which such PLD relates for such period.

                        Extraordinary Expenses - all costs, expenses, fees or
            advances that Agent or any Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, on account of or in connection with (i) the audit, inspection, repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (ii) the defense of Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect. to the Loans, the Loan Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens); (iv) the collection or enforcement of any of the Obligations; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the Loan Documents or Obligations; (vi) amounts advanced by Agent pursuant to SECTION
            7.1.3 of the Agreement; (vii) the enforcement of any of the provisions of any of the Loan Documents; or (viii) any payment under indemnity or other payment agreement provided by Agent to any financial institution in connection with any Dominion Account or the Concentration Account. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of Borrower or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrower or any other Obligor under any of the Loan Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the Loan Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agent.

                        Federal Funds Rate - for any period, a fluctuating
            interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Atlanta, Georgia by the Federal Reserve Bank of Atlanta, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from 3 federal funds brokers of recognized standing selected by Agent.

                        Fee Letter - the fee letter agreement dated November 9,
            1999, among Agent and Lenders.

                        FEIN - with respect to any Person, the Federal Employer
            Identification Number of such Person.

                        Financed Capital Expenditures - Capital Expenditures
            that are financed by Borrower or any of its Subsidiaries through the incurrence of Debt for Money Borrowed other than the Obligations.

                        Fiscal Quarter - each consecutive period of 3 calendar
            months, with the first such period beginning on the 1st day of each Fiscal Year.

                        Fiscal Year - the fiscal year of Borrower and its
            Subsidiaries for accounting and tax purposes, which ends on December 31 of each year.

                        Fleet - Fleet Capital Corporation, a Rhode Island
            corporation, and its successors and assigns.

                        Fleet Indemnities - Fleet and all of its present and
            future officers, directors and agents.

                        GAAP - generally accepted accounting principles in the
            United States of America in effect from time to time.

                        General Intangibles - all general intangibles of
            Borrower, whether now owned or hereafter created or acquired by Borrower, including all choses in action, causes of action, company or other business records, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of any of Borrower's Accounts by an Account Debtor, all rights to indemnification and all other intangible property of Borrower of every kind and nature (other than Accounts).

                        Governmental Approvals - all authorizations, consents,
            approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

                        Governmental Authority - any federal, state, municipal,
            national, foreign or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

                        Guarantors - each HMO Subsidiary and any other Person
            who now or hereafter guarantees payment or performance of the whole or any part of the Obligations.

                        Guaranty - each guaranty agreement now or hereafter
            executed by a Guarantor in favor of Agent with respect to any of the Obligations.

                        HCFA - the Health Care Financing Administration and any
            successor thereto.

                        Healthcare Laws - Medicaid Regulations, Medicare
            Regulations, Anti-Kickback Statutes, CHAMPUS (10 U.S.C. Section 1071-1106), CHAMPVA (38 U.S.C.Section 1713) all other federal or state laws relating in any way to the conduct of the business of any HMO or the provision of healthcare services generally and all rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by the Food and Drug Administration, HCFA, HHS, the Office of Inspector General of HHS, the Drug Enforcement Administration or any other Governmental Authority, including any state or local professional licensing laws, certificate of need laws and state reimbursement laws.

                        Health Care Business - shall mean (a) the provision,
            administration or arrangement of health care services, related ancillary products or both, directly or through an HMO, a provider, a regulated health care service contractor or any other business which in the ordinary course provides, administers or arranges for such services, products or both, (b) the provision, administration or arrangement of health, life and related insurance,
            (c) the provision or management of health care services (including medical management claims services and management through medical information services), (d) the provision, administration or arrangement of health care through a hospital, outpatient, urgent care, clinical, home health or hospice environment, (e) the provision, administration or arrangement of workers compensation services both fully insured, and administrative in nature, (f) any business activities directly related and incidental to any of the foregoing and (g) any other business activity which is related, ancillary or incidental to any of the foregoing and in which Borrower or any of its Subsidiaries is engaged on the Closing Date.

                        HMO - any Person that operates as a health maintenance
            organization.

                        HMO Event - any of the following events: (i) failure by
            Borrower or any of its HMO Subsidiaries to comply in any material respect with any of the terms and provisions of any applicable HMO Regulation pertaining to the fiscal soundness, solvency or financial condition of Borrower or any of its HMO Subsidiaries, including the failure by Borrower or any of its HMO Subsidiaries to satisfy any Regulatory Tangible Net Equipment Requirement; (ii) the assertion in writing, after the Closing Date, by an HMO Regulator that it intends to take administrative action against Borrower or any of its HMO Subsidiaries to revoke or modify any Governmental Approval of, or to enforce the fiscal soundness, solvency or financial provisions or requirements of such HMO Regulations against, Borrower or any of its HMO Subsidiaries, if such action, modification or enforcement would be reasonably expected to have a Material Adverse Effect; or (iii) the termination or non-renewal of the principal Medicaid contract between any HMO Subsidiary and HMO Regulator or Governmental Authority pursuant to which such HMO Subsidiary has agreed to deliver or arrange to deliver health care services as an HMO to the qualified citizens of the relevant state.

                        HMO Regulations - all requirements of law applicable to
            any HMO Subsidiary under federal or state law and any regulations, orders and directives promulgated or issued pursuant to the foregoing.

                        HMO Regulator - any Person charged with the
            administration, oversight or enforcement of an HMO Regulation, whether primarily, secondarily or jointly.

                        HMO Subsidiary - any current or future Subsidiary of
            Borrower that is either an HMO, a managed care organization or a regulated health care service contractor, including Amerigroup New Jersey.

                        Holding Company - an Affiliate of Borrower formed with
            the consent of Agent subsequent to the Closing Date to hold and own all or substantially all of the Equity Interests of Borrower.

                        Indemnified Amount - in the case of Agent Indemnities,
            the amount of any loss, cost, expenses or damages suffered or incurred by Agent Indemnitees and against which Lenders or any Obligor have agreed to indemnify Agent Indemnities pursuant to the terms of the Agreement or any of the other Loan Documents; in the case of Lender Indemnities, the amount of any loss, cost, expenses or damages suffered or incurred by Lender Indemnities and against which Lenders or any Obligor have agreed to indemnify Lender Indemnities pursuant to the terms of the Agreement or any of the other Loan Documents; and, in the case of Fleet Indemnities, the amount of any loss, cost, expenses or damages suffered or incurred by Fleet Indemnities and against which Lenders or any Obligor have agreed to indemnify Fleet Indemnities pursuant to the terms of the Agreement or any of the other Loan Documents.

                        Indemnities - the Agent Indemnities, the Lender
            Indemnities and the Fleet Indemnities.

                        Initial Lenders - Fleet and SVB, each of which is a
            party to the Agreement on the Closing Date.

                        Insolvency Proceeding - any action, case or proceeding
            commenced by or against a Person, or any agreement of such Person, for (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (ii) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (iii) an assignment or trust mortgage for the benefit of creditors of such Person, or (iv) the liquidation, dissolution or winding up of the affairs of such Person.

                        Instrument - shall have the meaning ascribed to the term
            "instrument" in the UCC.

                        Intellectual Property - Property constituting under any
            Applicable Law a patent, patent application, copyright, trademark, service mark, tradename or mask work, or license or other right to use any of the foregoing.

                        Intellectual Property Claim - the assertion by any
            Person of a claim (whether asserted in writing, by action, suit or proceeding or otherwise) that Borrower's ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property is violative of any ownership of or right to use any Intellectual Property of such Person.

                        Interest Rate Contract - any interest rate agreement,
            interest rate collar, interest rate swap agreement, or other agreement or arrangement at any time entered into by a Borrower with Bank that is designed to protect against fluctuation in interest rates.

                        Interim Adjusted Consolidated EBITDA- for any period of
            Borrower, (i) Consolidated EBITDA for such period, minus (ii) Excess PLD for such period.

                        Inventory - all of Borrower's inventory, whether now
            owned or hereafter acquired, including all goods intended for sale or lease by Borrower, to be furnished by Borrower under contracts of service, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all Documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

                        Investment Property - all Securities (whether
            certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts.

                        IPO - an initial underwritten public offering and sale
            for cash by Borrower of its common stock to an underwriter or underwriters pursuant, to a binding "firm" underwriting agreement with a bona fide investment bank of nationally recognized standing and a registration statement declared effective by the United States Securities and Exchange Commission under the Securities Act of 1933.

                        Landlord Waiver - an agreement duly executed in favor of
            Agent, in form and content acceptable to Agent, by which an owner or mortgagee of premises upon which any Property of an Obligor is located agrees to waive or subordinate any Lien it may have with respect to such Property in favor of Agent's Lien therein and to permit Agent to enter upon such premises and to remove such Property or to use such premises to store or dispose of such Property.

                        LC Application - an application by Borrower to Bank (on
            which Fleet may be a co-applicant), pursuant to a form approved by Bank, for the issuance of a Letter of Credit, that is submitted to Bank at least 5 Business Days prior to the requested issuance of such Letter of Credit.

                        LC Conditions - the following conditions, the
            satisfaction of each of which is required before Fleet shall be obligated to provide any LC Support to Bank for the issuance of a Letter of Credit: (i) each of the conditions set forth in SECTION 10 of the Agreement has been and continues to be satisfied, including the absence of any Default or Event of Default; (ii) after giving effect to the issuance of the requested Letter of Credit and all other unissued Letters of Credit for which an LC Application has been signed by Fleet, the LC Outstandings would not exceed $1,000,000 and no Out-of-Formula Condition would exist, and, if no Revolver Loans are outstanding, the LC Outstandings do not, and would not upon the issuance of the requested Letter of Credit, exceed the Borrowing Base; (iii) the expiry date of the Letter of Credit does not extend beyond the earlier to occur of 365 days from the date of issuance or the 10th Business Day prior to the last Business Day of the Original Term; and (iv) the currency in which payment is to be made under the Letter of Credit is Dollars.

                        LC Documents - any and all agreements, instruments and
            documents (other than an LC Application or an LC Support) required by Bank to be executed by Borrower or any other Person and delivered to Bank for the issuance of a Letter of Credit.

                        LC Facility - a subfacility of the Revolver Commitment
            established pursuant to SECTION 1.3 of the Agreement.

                        LC Outstandings - on any date of determination thereof,
            an amount (in Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by Fleet under any LC Support plus (ii) the aggregate undrawn amount of all Letters of Credit then outstanding or to be issued by Bank under an LC Application theretofore submitted to Bank.

                        LC Request - a Letter of Credit Procurement Request from
            Borrower to Fleet in the form of EXHIBIT I annexed hereto.

                        LC Reserve - at any date, the aggregate of all LC
            Outstandings outstanding on such date, other than LC Outstandings that are fully secured by Cash Collateral.

                        LC Support - a guaranty or other support agreement from
            Fleet in favor of Bank pursuant to which Fleet shall guarantee or otherwise assure the payment or performance by the parties (other than Fleet, if a party) to an LC Application of such parties obligations with respect to such Letter of Credit, including the obligation of such parties to reimburse Bank for any payment made by Bank under such Letter of Credit.

                        Letter of Credit - any standby letter of credit issued
            by Bank for the account of Borrower.

                        Lender Indemnitee - a Lender in its capacity as a lender
            under the Agreement and its present and future officers, directors, agents and attorneys.

                        Lenders - Fleet (whether in its capacity as a provider
            of Loans under SECTION 1 of the Agreement, as the provider of Settlement Loans under SECTION 3.1.3 of the Agreement, or as the procurer of Letters of Credit under SECTION 1.3 of the Agreement) and any other Person who may from time to time become a "Lender" under the Agreement, and their respective successors and permitted assigns.

                        Lien - any interest in Property securing an obligation
            owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                        Loan - a Revolver Loan, a. Term Loan Advance or a
            Settlement Loan.

                        Loan Account - the loan account established by each
            Lender on its books pursuant to SECTION 4.8 of the Agreement.

                        Loan Documents - the Agreement, the Other Agreements and
            the Security Documents.

                        Loan Year - a period commencing each calendar year on
            the same month and day as the date of the Agreement and ending on the same month and day in the immediately succeeding calendar year, with the first such period (i.e. the first Loan Year) to commence on the date of the Agreement.

                        Margin Stock - shall have the meaning ascribed to it in
            Regulation U of the Board of Governors.

                        Material Adverse Effect - the effect of any event or
            condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties or condition (financial or otherwise) of any Obligor; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Agent with respect to the Collateral or the priority of any such Liens; (iv) materially impairs the ability of any other Obligor to perform its obligations under this Agreement or any of the other Loan Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of Agent or any Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

                        Material Contract - an agreement to which an Obligor is
            a party (other than the Loan Documents) (i) which is deemed to be a material contract as provided in Regulation S-K promulgated by the SEC under the Securities Act of 1933 or (ii) for which breach, termination, cancellation, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect.

                        Maximum Rate - the maximum non-usurious rate of interest
            permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

                        Medicaid Certification - certification by HCFA or a
            state agency or entity under contract with HCFA that health maintenance, management or care operations are in compliance with all of the conditions of participation set forth in the Medicaid Regulations.

                        Medicaid Provider Agreement - an agreement entered into
            between a state agency or other such entity administering the Medicaid program and a health maintenance management or care operation under which the HMO agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

                        Medicaid Regulations - collectively, (i) all federal
            statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statute succeeding thereto); (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and order of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all stated administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause
            (ii) above,

                        Medical Claims Liability - as of any date of
            determination, the aggregate amount that Borrower and its HMO Subsidiaries are obligated to pay to healthcare providers in the Ordinary Course of Business for healthcare services provided to members of any of the HMO Subsidiaries determined on a Consolidated basis.

                        Medical Reserves - for any period of Borrower, the
            reserve or accrual by Borrower on its financial statements for the estimated amount of Medical Claims Liability for such period.

                        MIS Systems - the computer hardware and computer
            software that are at any time used by Borrower as a management information system in connection with its provision of billing, accounting and other services in the Ordinary Course of Business.

                        Money Borrowed - means, as applied to any Person, (i)
            Debt arising from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

                        Multiemployer Plan - has the meaning set forth in
            Section 400l(a)(3) of ERISA.

                        Multi-State Pledge Agreement - the Stock Pledge
            Agreement to be executed by Borrower in favor of Agent on or before the Closing Date and by which Borrower shall pledge to Agent, for the benefit of itself and Lenders, as security for the Obligations, all of Borrower's right, title and interest in and to the Pledged Shares other than those with respect to Amerigroup New Jersey.

                        Net Proceeds - in each case, as set forth in a written
            statement in reasonable detail delivered to Agent:

                        (i) with respect to a disposition of any Collateral,
            proceeds (including cash receivable (when received) by way of deferred payment) received by Borrower in cash from the sale, lease, transfer or other disposition of any Property, including insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of:
            (i) the reasonable and customary costs of such sale, lease, transfer or other disposition (including legal fees and sales commissions); and (ii) amounts applied to repayment of Debt (other than the Obligations) secured by a Permitted Lien on the Property disposed of that is senior to Agent's Liens; and

                        (ii) with respect to any cash proceeds received by
            Borrower, its Subsidiaries or any Holding Company as the result of an IPO or other issuance by Borrower, its Subsidiaries or any Holding Company of Equity Interests or issuance by Borrower, its Subsidiaries or any Holding Company of Subordinated Debt with the consent of Agent, all such cash proceeds, after deducting therefrom all reasonable costs and expenses (including underwriting discounts and commissions) incurred in connection therewith.

                        Non-Financed Capital Expenditures - Capital Expenditures
            that are paid for by Borrower or any of its Subsidiaries in cash other than with the proceeds from the incurrence of Debt for Money Borrowed.

                        Notes - each Revolver Note, each Term Note, the
            Settlement Note and any other promissory note executed by Borrower at Agent's request to evidence any of the Obligations.

                        Notice of Borrowing - as defined in SECTION 3.1.1(i) of
            the Agreement.

                        Obligations - in each case, whether now in existence or
            hereafter arising, (i) the principal of, and interest and premium, if any, on, the Loans; (ii) all Debt, LC Outstandings and other obligations of Borrower to Agent or any Lender under any Interest Rate Contract, including any premature termination or breakage costs; (iii) all other Debts, covenants and duties now or at any time or times hereafter owing by Borrower to Agent or any Lender arising under or pursuant to this Agreement or any of the other Loan Documents, whether evidenced by any note or other writing, whether arising from any extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all interest, charges, expenses, fees or other sums (including Extraordinary Expenses) chargeable to any or all Obligors hereunder or under any of the other Loan Documents; and (iv) in the case of Fleet and its Affiliates, any Debt, obligations, covenants and duties arising in connection with any banking or related transactions, services or functions provided to any Obligor in connection with any conduct of such Obligor's business (excluding extensions of credit giving rise to any Debt for Money Borrowed not related to this Agreement or any other Loan Documents). Under no circumstances, however, shall reimbursement obligations now or hereafter owing by Borrower with respect to letters of credit issued by a Person other than Bank constitute "Obligations" under the Agreement.

                        Obligor - Borrower and any other Person that is at any
            time liable for the payment of the whole or any part of the Obligations.

                        Ordinary Course of Business - with respect to any
            transaction involving any Person, the ordinary course of such Person's business, as conducted by such Person in accordance with past practices and undertaken by such Person in good faith and not for the purpose of evading any covenant or restriction in any Loan Document.

                        Organization Documents - with respect to any Person, its
            charter, certificate or articles of incorporation, bylaws, articles of organization, operating agreement, members agreement, partnership agreement, voting trust, or similar agreement or instrument governing the formation or operation of such Person.

                        Original Term - as defined in SECTION 5.1 of the
            Agreement.

                        Other Agreements - the Notes, each LC Support, each
            Interest Rate Contract with Fleet or with Bank and subject to credit enhancement from Fleet, the Fee Letter, the Landlord Waiver and any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Obligor or any other Person and delivered to Agent or any Lender in respect of the transactions contemplated by the Agreement.

                        Out-of-Formula Condition - as defined in SECTION 1.1.2
            of the Agreement.

                        Out-of-Formula Loan - a Revolver Loan made when an
            Out-of-Formula Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

                        Participant - as defined in SECTION 13.2.1.

                        Participating Lender - as defined in SECTION 1.3.2(i).

                        Payment Account - an account maintained by Agent
            (currently at Harris Bank & Trust in Chicago, Illinois) to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

                        Payment Direction Letter - an agreement among Borrower,
            Agent and the bank at which the Concentration Account is maintained.

                        Payment Items - all checks, drafts, or other items of
            payment payable to Borrower, including proceeds of any of the Collateral.

                        Pending Revolver Loans - at any date, the aggregate
            principal amount of all Revolver Loans which have been requested in any Notice of Borrowing received by Agent but which have not theretofore been advanced by Agent or Lenders.

                        Permitted Contingent Obligations - Contingent
            Obligations arising from endorsements for collection or deposit in the Ordinary Course of Business; Contingent Obligations arising from Interest Rate Contracts entered into in the Ordinary Course of Business pursuant to this Agreement or with Agent's prior written consent; Contingent Obligations of Borrower and its Subsidiaries existing as of the Closing Date, including extensions and renewals thereof that do not increase the amount of such Contingent Obligations as of the date of such extension or renewal; Contingent Obligations incurred in the Ordinary Course of Business with respect to surety bonds, appeal bonds, performance bonds and other similar obligations; Contingent Obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent title insurance policies; Contingent Obligations with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of Equipment permitted under the Agreement; Contingent Obligations incurred in the Ordinary Course of Business arising under risk sharing arrangements with healthcare providers in connection with the provision of benefits to members; and other Contingent Obligations not to exceed $500,000 in the aggregate at any time.

                        Permitted Lien - a Lien of a kind specified in SECTION
            9.2.5 of the Agreement.

                        Permitted Purchase Money Debt - Purchase Money Debt of
            Borrower and its Subsidiaries which is secured by no Lien or only by a Purchase Money Lien, provided that the amount of Purchase Money Debt incurred by Borrower and its Subsidiaries during any Fiscal Year does not exceed $3,500,000, the aggregate amount of Purchase Money Debt outstanding at any time does not exceed the Permitted Purchase Money Debt Cap and the incurrence of such Purchase Money Debt does not violate any limitation in any of the Loan Documents regarding Capital Expenditures. For the purposes of this definition, the principal amount of any Purchase Money Debt consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

                        Permitted Purchase Money Debt Cap - an amount equal to
            $7,500,000; provided that at any time that the Consolidated Senior Debt Leverage Ratio is not more than 2.5 to 1 (both before and after giving effect to the incurrence by Borrower of any and all Purchase Money Debt), the Permitted Purchase Money Debt Cap shall be an amount equal to $10,000,000.

                        Person - an individual, partnership, corporation,
            limited liability company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a Governmental Authority.

                        Plan - an employee benefit plan now or hereafter
            maintained for employees of Borrower that is covered by Title IV of ERISA.

                        PLD - reserves for premium loss deficiencies established
            by Borrower to account for onetime costs and estimated losses to be incurred by Borrower and its Subsidiaries in connection with Acquisitions by Borrower or any of its Subsidiaries.

                        Pledge Account - an investment account maintained by
            Borrower with Bank in which Borrower shall maintain Pledged Cash as required by SECTION 9.3.6 of the Agreement and which investment account shall be subject to the Securities Pledge Agreement.

                        Pledge Agreements - the Amerigroup New Jersey Pledge
            Agreement, the Multi-State Pledge Agreement and any other Stock Pledge Agreement executed by Borrower in favor of Agent by which Borrower shall pledge to Agent, for the benefit of itself and Lenders, as security for the Obligations, all of Borrower's right, title and interest in and to any Pledged Shares.

                        Pledged Cash - Unregulated Cash on deposit in an account
            or accounts maintained with Bank (including any Cash Collateral Account) that is at all times subject to a Lien in favor of Agent for the Pro Rata benefit of Lenders.

                        Pledged Shares - all of the Equity Interests of each of
            the HMO Subsidiaries, to the extent such Equity Interests are legally and beneficially owned by Borrower.

                        Pro Rata - a share of or in all Loans, participations in
            LC Outstandings (or, in the case of Fleet, the portion of the LC Outstandings in which Fleet does not sell a participation interest pursuant to SECTION 13.2 of the Agreement), obligations to indemnify Agent, or reimburse Fleet as the procurer of Letters of Credit, payments, proceeds, collections, Collateral and Extraordinary Expenses, which share for any Lender on any date shall be a percentage (expressed as a decimal, rounded to the ninth decimal place) arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

                        Projections - Borrower's forecasted Consolidated balance
            sheets and cash flow statements, and Borrower's forecasted Consolidated and consolidating profit and loss statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                        Properly Contested - in the ease of any Debt of an
            Obligor (including any Taxes) that is not paid as and when due or payable by reason of such Obligor's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Obligor has established appropriate reserves as shall be required in conformity with GAAP; (iii) the nonpayment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Obligor; (iv) no Lien is imposed upon any of such Obligor's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Agent (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from, or is determined by the entry, rendition or issuance against an Obligor or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to such Obligor, such Obligor forthwith pays such Debt and all penalties, interest and other amounts due in connection therewith.

                        Property - any interest in any kind of property or
            asset, whether real, personal or mixed and whether tangible or intangible.

                        Prospective Premium Default - the institution, with
            respect to Borrower or any of its Subsidiaries by an HMO Regulator pursuant to applicable HMO Regulations, of a restriction on the fees or premiums that any HMO Subsidiary of Borrower may charge that is reasonably likely to cause Borrower to fail to comply with one or more of the financial covenants in SECTION 9.3 of the Agreement during one or more of the 4 fiscal quarters of Borrower following the effective date of such restriction; provided, however, that in determining such likelihood, due consideration shall be given of actions Borrower proposes to take, or to have any HMO Subsidiary take, in response to such restriction to the extent such actions have been communicated to Lenders within 30 days after such effective date and so long as no other Event of Default (whether or not related to such restriction) shall then exist.

                        Purchase Money Debt - means and includes (i) Debt (other
            than the Obligations) for the payment of all or any part of the purchase price of any Equipment (other than Equipment consisting of Borrower's principal management information systems), (ii) any Debt (other than the Obligations) incurred at the rime of or within 10 days prior to or 12 months after the acquisition of any Equipment (other than Equipment consisting of Borrower's principal management information systems) for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings (but not any increases in the principal amounts) thereof outstanding at the time.

                        Purchase Money Lien - a Lien upon Equipment (other than
            Equipment consisting of Borrower's principal management information systems) which secures Purchase Money Debt, but only if such Lien shall at all times be confined solely to the Equipment (other than Equipment consisting of Borrower's principal management information systems) acquired through the incurrence of the Purchase Money Debt secured by such Lien and such Lien constitutes a purchase money security interest under the UCC.

                        R&A - Reden & Anders, Ltd., Borrower's actuarial
            consultant.

                        Refinancing Conditions - the following conditions, each
            of which must be satisfied before Refinancing Debt shall be permitted under SECTION 9.23 of the Agreement: (i) the Refinancing Debt is in an aggregate principal amount that does not exceed the aggregate principal amount of the Debt being extended, renewed or refinanced, (ii) the Refinancing Debt has a later or equal final maturity and a longer or equal weighted average life than the Debt being extended, renewed or refinanced, (iii) the Refinancing Debt does not bear a rate of interest that exceeds a market rate (as determined in good faith by a Senior Officer) as of the date of such extension, renewal or refinancing, (iv) if the Debt being extended, renewed or refinanced is subordinate to the Obligations, the Refinancing Debt is subordinated to the same extent, (v) the covenants contained in any instrument or agreement relating to the Refinancing Debt are no less favorable to Borrower than those relating to the Debt being extended, renewed or refinanced, and (vi) at the time of and after giving effect to such extension, renewal or refinancing, no Default or Event of Default shall exist.

                        Refinancing Debt - Debt that is permitted by clause (v)
            of SECTION 9.2.3 and that is the subject or the result of an extension, renewal or refinancing.

                        Register - the register maintained by Agent in
            accordance with SECTION 4.8.2 of the Agreement.

                        Regulated Cash - as of any date of determination, the
            aggregate amount of Cash and Cash Equivalents owned by the HMO Subsidiaries.

                        Regulation D - Regulation D of the Board of Governors.

                        Regulatory Tangible Net Equity - for any HMO, "tangible
            net equity," "net worth" or similar financial concept as defined by any HMO Regulation promulgated by any HMO Regulator and applicable to HMOS.

                        Regulatory Tangible Net Equity Requirement - as to any
            HMO, the minimum level at which an HMO is required by any applicable HMO Regulation or HMO Regulator to maintain its Regulatory Tangible Net Equity.

                        Reimbursement Date - as defined in SECTION 1.3.L(III) of
            the Agreement.

                        Renewal Term - as defined in SECTION 5.1 of the
            Agreement.

                        Rentals - all payments which a lessee is required to
            make by the terms of any lease.

                        Reportable Event - any of the events set forth in
            Section 4043(b) of ERISA.

                        Required Lenders - at any date of determination thereof,
            Lenders having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided, however, that if any Lender shall be in breach of any of its obligations hereunder to Borrower or Agent, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations under the Agreement) having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided further, however, that if the Commitments have been terminated, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) holding Loans (including Settlement Loans) representing at least 66-2/3% of the aggregate principal amount of Loans (including Settlement Loans) outstanding at such rime.

                        Restricted Investment - any acquisition of Property by
            Borrower or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of Equity Interests or Debt, or the purchase or acquisition by Borrower or any Subsidiary of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (i) fixed assets to be used in the business of Borrower or any Subsidiary so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (ii) goods held for sale or lease or to be used in the manufacture of goods or the provision of services by Borrower or any Subsidiary in the Ordinary Course of Business; (iii) Current Assets arising from the sale or lease of goods or the rendition of services in the Ordinary Course of Business of Borrower or any Subsidiary; (iv) investments from time to time in HMO Subsidiaries in existence on the Closing Date; (v) investments in Subsidiaries that are not HMO Subsidiaries to the extent existing on the Closing Date; and (vi) Cash Equivalents to the extent they are not subject to rights of offset in favor of any Person other than Agent or a Lender.

                        Revolver Commitment - at any date for any Lender, the
            obligation of such Lender to make Revolver Loans and to purchase participations in LC Outstandings pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolver Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and "Revolver Commitments" means the aggregate principal amount of the Revolver Commitments of all Lenders, the maximum amount of which shall be $7,500,000.

                        Revolver Loan - a Loan made by Lenders as provided in
            SECTION 1.1 of the Agreement or a Settlement Loan funded solely by Fleet.

                        Revolver Note - a Revolver Note to be executed by
            Borrower in favor of each Lender in the form of EXHIBIT A attached hereto, which shall be in the face amount of such Lender's Revolver Commitment and which shall evidence all Revolver Loans made by such Lender to Borrower pursuant to the Agreement.

                        Schedule of Accounts - as defined in SECTION 7.2.1 of
            the Agreement.

                        SEC - Securities and Exchange Commission.

                        Securities Pledge Agreement - the Securities Pledge
            Agreement to be executed by Borrower in favor of Agent on or before the Closing Date and by which Borrower shall pledge to Agent, for the benefit of itself and Lenders, as security for the Obligations, all of Borrower's right, title and interest in and to the Pledged Cash.

                        Security - shall have the same meaning as in Section
            2(1) of the Securities Act of 1933.

                        Security Documents - the Deposit Account Assignment, the
            Pledge Agreements, the Securities Pledge Agreement, the Control Agreement and all other instruments and agreements now or at any rime hereafter securing the whole or any part of the Obligations.

                        Senior Officer - the chairman of the board of directors,
            the president or the chief financial officer of, or in-house legal counsel to, Borrower.

                        Settlement Date - as defined in SECTION 3.1.3(i) of the
            Agreement.

                        Settlement Loan - as defined in SECTION 3.1.3(ii) of the
            Agreement.

                        Settlement Note - a secured promissory note to be
            executed by Borrower to the order of Fleet on or before the Closing Date in the form of EXHIBIT C, to evidence the outstanding Settlement Loans owing to Fleet pursuant to SECTION 3.1.3 of the Agreement.

                        Settlement Report - a report delivered by Agent to
            Lenders summarizing the amount of the outstanding Revolver Loans as of the Settlement Date and the calculation of the Borrowing Base as of such Settlement Date.

                        Solvent - as to any Person, such Person (i) owns
            Property whose fair saleable value is greater than the amount required to pay all of such Person's Debts (including contingent Debts), (ii) is able to pay all of its Debts as such Debts mature,
            (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

                        Statutory Reserves - on any date, the percentage
            (expressed as a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

                        Subordinated Debt - Debt of Borrower that is fully and
            absolutely subordinated in right of payment to the Obligations in a manner satisfactory to Lender.

                        Subsidiary - any Person in which more than 50% of its
            outstanding Voting Securities or more than 50% of all Equity Interests is owned directly or indirectly by Borrower, by one or more other Subsidiaries of Borrower or by Borrower and one or more other Subsidiaries.

                        SVB - Silicon Valley Bank, a California chartered bank,
            in its capacity as the "Bank" under the SVB Loan Agreement and not in its capacity as a Lender under the Agreement.

                        SVB Loan Agreement - the Loan and Security Agreement
            dated May 7, 1998, between SVB and Borrower.

                        Taxes - any present or future taxes, levies, imposts,
            duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

                        Telephone Instruction Letter - the Telephone Instruction
            Letter dated November 9, 1999, from Borrower in favor of Agent.

                        Term Loan - the aggregate of the Term Loan Advances made
            by Lenders to Borrower pursuant to SECTION 1.2.1 of the Agreement.

                        Term Loan Advance - an advance made by a Lender as part
            of the Term Loan on the Closing Date and thereafter means each Lender's portion of the Term Loan.

                        Term Loan Commitment - at any date for any Lender, the
            obligation of such Lender to make Term Loan Advances pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Term Loan Commitment" on the signature pages hereof or the signature page of any Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of Agreement or to give effect to any applicable Assignment and Acceptance; and the term "Term Loan Commitments" means the aggregate principal amount of the Term Loan Commitments of all Lenders, the maximum amount of which shall be $9,000,000.

                        Term Note - shall have the meaning ascribed to it in
            SECTION 1.2.2.

                        Texas Profit Share - for any period of Borrower, the
            amount accrued by Borrower or its HMO Subsidiary that conducts business operations in Texas, or both of them, to the State of Texas, or any department, agency or division thereof, as a percentage of profits resulting from business operations in Texas.

                        TTM Adjusted Consolidated EBITDA - Borrower's Adjusted
            Consolidated EBITDA for the 12-month period of Borrower ending as of the date of determination.

                        TTM Consolidated Interest Expense - the Consolidated
            Interest Expense for the 12-month period of Borrower ending as of the date of determination.

                        TTM Interim Adjusted Consolidated EBITDA - Borrower's
            Interim Adjusted Consolidated EBITDA for the 12-month period of Borrower ending as of the date of determination.

                        Transferee - as defined in SECTION 13.3.3 of the
            Agreement.

                        Type - any type of a Loan determined with respect to the
            interest option applicable thereto, which shall be either a LIBOR Loan or a Base Rate Loan.

                        UCC - the Uniform Commercial Code (or any successor
            statute) as adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

                        Unregulated Cash - Cash and Cash Equivalents of Borrower
            and its Subsidiaries in excess of the aggregate amount necessary to satisfy all Regulatory Tangible Net Equity Requirements that is not Regulated Cash.

                        Upstream Payment - a payment or distribution of cash or
            other Property by a Subsidiary to Borrower, whether in repayment of Debt owed by such Subsidiary to Borrower, to pay dividends on account of Borrower's ownership of Equity Interests or otherwise.

                        Voting Securities - Equity Interests of any class or
            classes of a corporation or other entity the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors or Persons performing similar functions.

                        ACCOUNTING TERMS. Unless otherwise specified herein, all
            terms of an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statements of Borrower and its Subsidiaries heretofore delivered to Agent and Lenders and using the same method for inventory valuation as used in such audited financial statements, except for any change required by GAAP.

                        OTHER TERMS. All other terms contained in the Agreement
            shall have, when the context so indicates, the meanings provided for bythe UCC to the extent the same are used or defined therein.

                        CERTAIN MATTERS OF CONSTRUCTION. The terms "herein,"
            "hereof and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the Loan Documents shall include any and all modifications thereto and any and all restatements, extensions or renewals thereof, to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation;" or to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in the Agreement. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing by Agent pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lender. Whenever the phrase "to the best of Borrower's knowledge" or words of similar import relating to the knowledge or the awareness of Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of a Senior Officer of Borrower or
            (ii) the knowledge that a Senior Officer would have obtained if he had engaged in a good faith and diligent performance of his duties, including the making of such reasonable specific inquiries as may be necessary of the officers, employees or agents of Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates.

                         [signatures on following page]

            IN WITNESS WHEREOF, this Appendix has been duly executed on November 9, 1999.

                                      BORROWER:
                                      --------

ATTEST:                               AMERIGROUP CORPORATION


/s/ Stanley F. Baldwin                By: /s/ Sherri E. Lee
------------------------------            -------------------------------------
STANLEY F. BALDWIN, Secretary
[CORPORATE SEAL]                        SHERRI E. LEE, Senior Vice President
                                        and Chief Financial Officer

                                      LENDERS:
                                      -------

                                      FLEET CAPITAL CORPORATION

                                      By:
                                         ----------------------------
                                      Title:
                                            -------------------------

                                      SILICON VALLEY BANK

                                      By:
                                         ------------------------------
                                        Ti-
                                      tle:
                                            ---------------------------
                                      AGENT:
                                      -----

                                      Accepted in Atlanta, Georgia:
                                      ----------------------------

                                      FLEET CAPITAL CORPORATION

                                      By:
                                         -----------------------------
                                        Title:
                                              -------------------------

                                    EXHIBIT A

                              FORM OF REVOLVER NOTE

                                                                November 9, 1999

U.S.  $_______.___



            FOR VALUE RECEIVED, the undersigned, AMERIGROUP CORPORATION, a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of___________________ (herein, together with any subsequent holder hereof, called the "Holder") the principal sum of $_______________ or such lesser sum as may constitute Holder's Pro Rata share of the outstanding principal amount of all Revolver Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to SECTION 4.2 of the Loan Agreement, in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Holder interest from and after the date hereof on Holder's Pro Rata share of the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in SECTION 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

            This Revolver Note ("Note") is issued pursuant to, and is one of the "Revolver Notes" referred to in, the Loan and Security Agreement dated November 9, 1999 (as the same may be amended from time to time, the "Loan Agreement"), between Borrower, Fleet Capital Corporation ("Agent"), as agent for the financial institutions from time to time parties thereto as lenders ("Lenders"), and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

            The repayment of the principal balance of this Note is subject to the provisions of SECTION 4.2 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in SECTION 5.2 of the Loan Agreement.

            All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

            Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in SECTION 2.1.5 of the Loan Agreement. Borrower agrees to pay, and save Holder harmless against any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this Note is collected by or through an attorney-at-law.

            All principal amounts of Revolver Loans made by Holder to Borrower pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrower until paid in accordance with the terms of this Note and the Loan Agreement.

            In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Holder, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrower not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

            Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

            Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Agent, at its option, may enforce its rights against any Collateral securing this Note without Agent or Holder enforcing its rights against Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Holder or Agent may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

            The rights of Holder and obligations of Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal and delivered by its duly authorized officers on the date first above written.

ATTEST:                                AMERIGROUP CORPORATION


                                       By:
--------------------                     -------------------------------------
STANLEY F.  BALDWIN, Secretary           SHERRI E.  LEE, Senior Vice President
[CORPORATE SEAL]                         and Chief Financial Officer

                                    EXHIBIT B

                                FORM OF TERM NOTE


U.S.  $______________                                           November 9, 1999



            FOR VALUE RECEIVED, the undersigned AMERIGROUP CORPORATION, a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of _________________________________ (herein, together with any subsequent holder hereof, called the "Holder"), the principal sum of $______, or so much thereof as represents Holder's Pro Rata share of the outstanding principal amount of all Term Loan pursuant to the terms of the Loan Agreement (as defined below), on the dates on which such outstanding principal amounts become due and payable pursuant to SECTION 4.3 of the Loan Agreement, in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Holder interest from and after the date hereof on the unpaid principal balance hereof at such interest rates, payable at such times and computed in such manner as are specified in SECTION 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

            This Term Note ("Note") is issued pursuant to, and is one of the "Term Notes" referred to in, the Loan and Security Agreement, dated November 9, 1999 (as at any time amended, the "Loan Agreement"), among Borrower, Fleet Capital Corporation ("Agent"), as agent for itself and the other financial institutions from time to time parties thereto ("Lenders"), and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

            This Note is subject to mandatory prepayment in accordance with the provisions of SECTION 4.3.3 of the Loan Agreement and to prepayment premiums in accordance with the provisions of SECTION 4.3.4 of the Loan Agreement. Notwithstanding anything to the contrary contained herein, the entire unpaid principal balance of and accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in SECTION
5.2.4 of the Loan Agreement.

            All payments of principal and interest shall be made in Dollars and in immediately available funds to Agent for Holder's benefit at the Payment Office specified in the Loan Agreement.

            Upon or after the occurrence of an Event of Default, the principal balance and all accrued interest of this Note may be declared (or shall become) due and payable in the manner and with the effect provided in the Loan Agreement. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition the principal balance and accrued interest hereof, reasonable attorneys' fees, expenses and court costs. From and after the occurrence of an Event of Default, the outstanding principal amount hereof shall bear interest at the Default Rate.

            In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Holder, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrower not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

            Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

            Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Holder, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Holder may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

            The rights and obligations of Holder and Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officers, on the date first above written.


ATTEST:                              AMERIGROUP CORPORATION

                                     By:
---------------------                    ---------------------------------------
STANLEY F. BALDWIN, Secretary            SHERRI E. LEE, Senior Vice President
[CORPORATE SEAL]                         and Chief Financial Officer

                                    EXHIBIT C

                             FORM OF SETTLEMENT NOTE


U.S.  $4,500,000.00                                             November 9, 1999


            FOR VALUE RECEIVED, the undersigned, AMERIGROUP CORPORATION, a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of FLEET CAPITAL CORPORATION (herein, together with any subsequent holder hereof, called the "Holder") the principal sum of $4,500,000 or such lesser sum as may constitute the outstanding principal amount of all Settlement Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to
Section 4.2 of the Credit Agreement, in strict accordance with the terms thereof. Borrower likewise unconditionally promises to pay to Holder interest from and after the date hereof on the outstanding principal amount of Settlement Loans at such interest rates, payable at such times, and computed in such manner as are specified in Section 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

            This Settlement Note ("Note") is issued pursuant to the Loan and Security Agreement dated November 9, 1999 (as the same may be amended from time to time, the "Loan Agreement"), among Borrower, Fleet Capital Corporation, as agent ("Agent") for the financial institutions from time to time parties thereto as lenders ("Lenders"), and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

            The repayment of the principal balance of this Note is subject to the provisions of Sections 3.1.3 and 4.2 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in
Section 5.2 of the Loan Agreement.

            All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

            Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in Section 2.1.2 of the Loan Agreement. Borrower agrees to pay, and save Holder harmless against any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this Note is collected by or though an attorney-at-law.

            All principal amounts of Settlement Loans made by Holder to Borrower pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrower until paid in accordance with the terms of this Note and the Loan Agreement.

            In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrower or inadvertently received by Holder, such excess sum shall be, at Borrower's option, returned to Borrower forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrower not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law.

            Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

             Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Agent, at its option, may enforce its rights against any Collateral securing this Note without Agent or Holder enforcing its rights against Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Holder or Agent may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

            The rights of Holder and obligations of Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal and delivered by its duly authorized officers on the date first above written.



ATTEST:                              AMERIGROUP CORPORATION

                                     By:
---------------------                   ---------------------------------------
STANLEY F. BALDWIN, Secretary           SHERRI E. LEE, Senior Vice President
[CORPORATE SEAL]                        and Chief Financial Officer

                                    EXHIBIT D

                           FORM OF NOTICE OF BORROWING

                             Date ___________,_____




Fleet Capital Corporation, as Agent
300 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention: Loan Administration Officer

            Re: Loan and Security Agreement dated November 9, 1999, by and among Amerigroup Corporation, Fleet Capital Corporation, as agent for certain Lenders from time to time parties thereto, such Lenders and the undersigned Borrower (as at any time amended, the "Loan Agreement")

            This Notice of Borrowing is delivered to you pursuant to Section
3.1.1 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby requests a Revolver Loan in the aggregate principal amount of $___________ to be made on ___________, ____.

            Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and Borrower hereby certifies that no Default or Event of Default exists on the date hereof.

            Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer, this _______ day of ____________,

-----.


                                      AMERIGROUP CORPORATION

                                      By:
                                         ---------------------------------------
[CORPORATE SEAL]                          Title:
                                               ---------------------------------

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]

                                           ,19
                               ------------   ----


Fleet Capital Corporation, as Agent
300 Galleria Parkway, N.W.
Suite 800
Atlanta, Georgia 30339



                        The undersigned, the chief financial officer of AMERIGROUP CORPORATION, a Delaware corporation ("Borrower"), gives this certificate to FLEET CAPITAL CORPORATION ("Agent") in accordance with the requirements of SECTION 9.1.3 of that certain Loan and Security Agreement dated November 9, 1999, among Borrower, Agent and the Lenders referenced therein ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                        1. Based upon my review of the balance sheets and statements of income of Borrower and its Subsidiaries for the period ending ____________________, copies of which are attached hereto, I hereby certify that as of the end of such period:


                 Financial Covenant                         Required                     Actual                Complies
    --------------------------------------------    --------------------------   ----------------------    ----------------
 (a) On a monthly basis:

     (i) Consolidated Senior Debt Leverage            3.00 to 1.00                  ___to 1.00                Yes        No
     Ratio (if outstanding Permitted Purchase
     Money Debt is not greater than $7,500,000)
     - or - 2.50 to 1.00 (if outstanding
     Permitted Purchase Money Debt is greater
     than $7,500,000)


                 Financial Covenant                              Required                        Actual              Complies
     --------------------------------------------    ----------------------------------   -------------------   ----------------

     (ii) Outstanding Permitted Purchase Money       $7,500,000 (if the Consolidated       $  ________           Yes         No
      Debt                                           Senior Debt Leverage Ratio is
                                                     greater than 2.50 to 1.00) -
                                                     or-$10,000,000 (if the
                                                     Consolidated Senior Debt
                                                     Leverage Ratio is not greater
                                                     than 2.50 to 1.00)

     (iii) Consolidated Leverage Ratio               4.00 to 1.00                         ____to 1.00           Yes          No

     (iv) Consolidated Senior Debt/Consolidated      .50 to 1.00                           ___to 1.00           Yes          No
     Total Capitalization Ratio

     (v) Consolidated Quick Ratio                    1.00 to 1.00                         ____to 1.00           Yes          No

     (vi) Pledged Cash                               25% of the outstanding balance       $_______, which       Yes          No
                                                     of all Loans and LC Outstandings     represents ___% of
                                                                                          the outstanding
                                                                                          balance of all
                                                                                          Loans and LC
                                                                                          Outstandings as of
                                                                                          the date hereof

     (vii) Consolidated Net Worth                    $20,000,000 (plus the additional     $__________           Yes          No
                                                     amounts described in SECTION
                                                     9.3.8 of the Loan Agreement)

     (vii) Non-Financed Capital Expenditures         Not to exceed $5,000,000 during      $__________           Yes          No
                                                     any Fiscal Year                      for the month
                                                                                          ending as of
                                                                                          the date hereof
                                                                                          and $________
                                                                                          for the Fiscal
                                                                                          Year to date

     (vii) All Capital Expenditures                  Not greater than $7,000,000          $___________          Yes          No
                                                     during any Fiscal Year               for the month
                                                                                          ending as of
                                                                                          the date hereof
                                                                                          and
                                                                                          $___________
                                                                                          for the Fiscal
                                                                                          Year to date

                 Financial Covenant                              Required                        Actual                 Complies
    --------------------------------------------    ----------------------------------   ----------------------    ----------------
(a)  On a quarterly basis:

     (i) Consolidated Fixed Charge Coverage          1.25 to 1.00                          ___to 1.00               Yes         No
     Ratio

     (ii) Consolidated Medical Expense Ration        85%                                   ___%                     Yes         No
     Required

            If the Consolidated Medical Expense Ratio as of the end of the Fiscal Quarter ending as of the date hereof exceeds 85%, the Consolidated Medical Expense Ratio as of the last day of the immediately preceding Fiscal Quarters was ____% and ____ %, respectively.

                        2. No Default exists on the date hereof, other than: ___________________________________________________[if none, so state];
and

                        3. No Event of Default exists on the date hereof, other than_______________________________________[if none, so state].

                        4. As of the date hereof, Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding Borrower's failure to pay or delay in payment of any such rent or other charges.

                                                Very truly yours,



                                                --------------------------
                                                Chief Financial Officer

                                    EXHIBIT F

                           OPINION LETTER REQUIREMENTS

      With respect to Borrower, Borrower's counsel's opinion letter should address the following in a manner satisfactory to Agent:

1. Borrower's due incorporation, valid existence, good standing and qualification as a foreign corporation.

2.   Corporate name of Borrower.

3. Borrower's corporate power to execute, deliver and perform the Loan Documents, and its due execution and delivery thereof.

4. Borrower's due authorization to execute, deliver and perform the Loan Documents, and its due execution and delivery thereof.

5.   Borrower's execution, delivery and performance of the Loan Documents do not
(a) violate the articles or bylaws, (b) cause a breach or default under any agreement, (c) violate any law, regulation, judgment or order, or (d) result in or require a Lien or other encumbrance other than in favor of Agent.

6.   The number of issued and outstanding shares of stock of Borrower.

7. The Loan Documents as legal, valid and binding obligations, enforceable against all Obligors in accordance with their respective terms, subject to standard bankruptcy and other creditor's rights and equity exceptions.

8. Counsel's lack of knowledge of litigation or other proceedings, except as disclosed in Loan Agreement.

9. Absence of any registration, filing, consent or approval requirement of Governmental Authority in connection with the execution, delivery and performance of the Loan Documents.

10. Non-violation by the Loan Documents of any Applicable Laws relating to interest or usury.

11. Due payment of all applicable taxes and fees required to be paid in connection with the Loans, the Loan Documents, UCC-1 financing statements and other Security Documents.

12. Creation in favor of Agent of a duly perfected security interest in the Collateral described in the Security Documents.

13. Absence of violation of SECTION 7 of the Securities Exchange Act of 1934, as amended, any regulations issued pursuant thereto, or Regulations T, U and X of the Board of Governors of the Federal Reserve System, by the transactions contemplated by the Loan Documents.

14. Absence of requirement under the laws of applicable states for Agent or Lenders to qualify in such states to enter into or enforce the provisions of the Loan Documents.

                                    EXHIBIT G

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                            Dated as of ______19____

            Reference is made to the Loan and Security Agreement dated November 9, 1999 (at any time amended, the "Loan Agreement"), among AMERIGROUP CORPORATION ("Borrower"), FLEET CAPITAL CORPORATION, in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

            ___________________________________________ (the "Assignee") and
_________________________________________ (the "Assignee") agree as follows:

            1. (A) Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Revolver Loans held by Assignor (which amounts, according to the records of Agent, represent _______% of the total principal amount of outstanding Revolver Loans) and (ii) a principal amount of $__________ of Assignor's Revolver Commitment (which amount includes Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents (~j/o) of the total Revolver Commitments of Lenders under the Loan Agreement); (B) Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $_________ of the outstanding Term Loan and (ii) a principal amount of $_________ of Assignor's Term Loan Commitment (which amount includes Assignor's outstanding Term Loan Advance being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents ________% of the total Term Loan Commitments of the Lenders under the Loan Agreement) (the items described in (A) and (B) above being herein collectively referred to as the "Assigned Interests"), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective from the date (the "Assignment Effective Date") on which Assignor receives both (x) the principal amount of the Assigned Interest in the Loans on the Assignment Effective Date, if any, and (y) a copy of this Agreement duly executed by Assignee. From and after the Assignment Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor's obligations in respect of Assignor's Commitments to the extent, and only to the extent, of Assignee's Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts have accrued subsequent to the Assignment Effective Date.

            2. Assignor (i) represents that as of the date hereof, the aggregate of its Commitments under the Loan Agreement (without giving effect to assignments thereof, which have not yet become effective) is $______, and the outstanding balance of its Loans (unreduced by any assignments thereof, which have not yet become effective) is $_________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, the performance or observance by Borrower of any of its obligations under the Loan Agreement or any of the Loan Documents; and (iv) attaches the Notes held by it and requests that Agent exchange such Notes for new Notes payable to Assignee and the Assignor in the principal amounts set forth on SCHEDULE A hereto.

            3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 9.1.3 thereof, and copies of such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it shall, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is eligible to become an Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; (vi) agrees that it will strictly observe and perform all the obligations that are required to be performed by it as a "Lender" under the terms of the Loan Agreement and the other Loan Documents; and (vii) agrees that it will keep confidential all information with respect to Borrower furnished to it by Borrower or the Assignor to the extent provided in the Loan Agreement.

            4. Assignor acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any of the Loan Documents.

            5. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of Georgia. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.

            6. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telescope or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:

            If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

                          ----------------------------
                          ----------------------------
                          ----------------------------
                          ----------------------------

       If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

                          ----------------------------
                          ----------------------------
                          ----------------------------
                          ----------------------------


            Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

            If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

                                    ----------------------------
                                    ABA No.
                                           ---------------------

                                    ----------------------------
                                    Account No.
                                               ------------------
                                    Reference:
                                               ------------------
            If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

                          ----------------------------
                          ----------------------------
                          ----------------------------
                        ABA No.
                               ---------------------
                        Account No.
                                  ------------------
                        Reference:
                                  ------------------

            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.


                                -----------------------------------------
                                ("Assignor")

                                By:
                                   --------------------------------------

                                        Title:
                                              ---------------------------

                                -----------------------------------------
                                ("Assignee")

                                By:
                                   --------------------------------------

                                        Title:
                                              ---------------------------

                     SCHEDULE A TO ASSIGNMENT AND ACCEPTANCE

                                    EXHIBIT H

                                 FORM OF NOTICE

            Reference is made to (i) the Loan and Security Agreement dated November 9, 1999 (as at any time amended, the "Loan Agreement") among AMERIGROUP CORPORATION ("Borrower"), FLEET CAPITAL CORPORATION in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders, and (ii) the Assignment and Acceptance dated as of_______, 19___ (the "Assignment Agreement") between ______________ (the "Assignor") and ______________________ (the "Assignee"). Except as otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement are used herein with the respective meanings specified therein.

            The Assignor hereby notifies Borrower and Agent of Assignor's intent to assign to Assignee pursuant to the Assignment Agreement a principal amount of
(i) $________ of the outstanding Revolver Loans held by Assignor, (ii) $____________ of Assignor's Revolver Commitment (which amount includes the Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above), (iii) $______________ of the outstanding Term Loan Advance held by Assignor, and (iv) $_____________ of Assignor's Term Loan Commitment (which amount includes Assignor's outstanding portion of the Term Loan Advance being assigned to Assignee pursuant to clause (iii) above), together with an interest in the Loan Documents corresponding to the interest in the Loans and Commitments so assigned. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor's obligations under the Loan Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

            For purposes of the Loan Agreement, Agent shall deem Assignor's share of the Revolver Commitment and Term Loan Commitment to be reduced by $_________ and $_______, respectively, and Assignee's share of the Revolver Commitment and Term Loan Commitment to be increased by $_________ and $___________, respectively.

            The address of the Assignee to which notices, information and payments are to be sent under the terms of the Loan Agreement is:

                       -----------------------------
                       -----------------------------
                       -----------------------------
                       -----------------------------

            Assignees LIBOR Lending Office address is as follows:

                       -----------------------------
                       -----------------------------
                       -----------------------------
                       -----------------------------

            This Notice is being delivered to the Borrower and Agent pursuant to
SECTION 13.3 of the Loan Agreement. Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

            IN WITNESS WHEREOF, the undersigned have caused the execution of
this Notice, as of         , 20    .
                   --------    ----


                                              ---------------------------
                                              ("Assignor")

                                              By:
                                                 ------------------------

                                                 Title:
                                                       ------------------

                                              ---------------------------
                                              ("Assignee")

                                              By:
                                                 ------------------------

                                                 Title:
                                                        -----------------



ACKNOWLEDGED AND AGREED TO
AS OF THE DATE SET FORTH ABOVE:

AMERIGROUP CORPORATION

By:
   ------------------------------
Title:
      ---------------------------
FLEET CAPITAL CORPORATION,
as Agent

By:
   ----------------------------
Title:
      --------------------

                                    EXHIBIT I

                      LETTER OF CREDIT PROCUREMENT REQUEST



Fleet Capital Corporation, as Agent
Suite 800
300 Galleria Parkway, N.W.
Atlanta, Georgia 30339
Attention: Loan Administration Manager


            This Letter of Credit Procurement Request is delivered to you pursuant to the Loan and Security Agreement, dated November 9, 1999, among Amerigroup Corporation, a Delaware corporation ("Borrower"), various financial institutions as are, or may become, parties thereto (collectively, the "Lenders"), and Fleet Capital Corporation, as collateral and administrative agent (in such capacity, the "Agent"), as the same may be amended, supplemented, restated or otherwise modified from time to time (the "Loan Agreement"). Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Loan Agreement.

            Borrower hereby requests Fleet to provide an LC Support to induce Bank to issue a Letter of Credit, as follows,


       (1)   Amount of Letter of Credit:            $
                                                    ---------------------------
       (2)   Issuance Date:
                                                    ---------------------------
       (3)   Beneficiary's Name:
                                                    ---------------------------
       (4)   Beneficiary's Address:
                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------
       (5)   Expiry Date:
                                                    ---------------------------
       (6)   Draw Conditions:
                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------
       (7)   Single Draw [ ] or Multiple Draw [ ]
       (8)   Purpose of Letter of Credit:
                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

            Attached hereto is the Bank's form of LC Application, completed with the details of the Letter of Credit requested herein.

             Borrower hereby certifies that each of the LC Conditions is now, and will on the date of issuance of the Letter of Credit, be satisfied in all respects and that no Default or Event of Default exists. Borrower hereby ratifies and reaffirms all of the Loan Documents and Obligations arising thereunder.

            IN WITNESS WHEREOF, Borrower has caused this Letter of Credit Procurement Request to be executed and delivered by its duly authorized officer,
this         day of                       ,            .
     ------         ---------------------- ------------


                                                 AMERIGROUP CORPORATION

                                                 ("Borrower")

                                                 By:
                                                    ----------------------------

                                                        Name:
                                                             -------------------
                                                        Title:
                                                              ------------------

                                    EXHIBIT J

                          LETTER OF CREDIT FEE SCHEDULE


Issuance:                                                    $250 + 1/8% flat fee on face amount of Letter of Credit
                                                             (Overall minimum $325)

Amendment:                                                   $85.00 (Note: An amendment to increase and/or extend the Letter of
                                                             Credit will be treated as an issuance.)  A maximum of 6 amendments for each Letter of Credit will be allowed.

L/C Fee:                                                     Subject to prior arrangement

Negotiation/Payment:                                         1/8% flat fee (Minimum $125)

Acceptance:                                                  1 and 3/4% per annum (Minimum $125)

Transfer of Credit:                                          1/4% flat fee (Minimum $250)

Non-Utilization/Cancellation of
Unused L/C:                                                  $150


Shipping/Airway Release:                                     $150

Wire Transfer:                                               $35

Plus any and all out of pocket expenses -- such as courier costs, communication costs, etc.

                                 SCHEDULE 7.1.1

                               BUSINESS LOCATIONS

1.   Borrower currently has the following business locations, and no others:

Chief Executive Office:

AMERIGROUP Corporation
4425 Corporation Lane
Virginia Beach, VA  23462

Other Locations:

AMERIGROUP Corporation -- Service Center
397 Little Neck Road, Suite 200
Virginia Beach, VA  23462

AMERIGROUP Corporation -- Bonney Road Office
4560 Bonney Road
Virginia Beach, VA  23462

2. Borrower maintains its books and records relating to Accounts and General Intangibles at:

AMERIGROUP Corporation
4425 Corporation Lane
Virginia Beach, VA  23462

Taylor Documents
4555 Progress Road
Norfolk, Virginia 23502

3. Borrower has no office, place of business or agent for process located in any county other than as set forth above, except:

AMERICAID, Inc.
Reflections III Building, Suite 101
Virginia Beach, VA  23452

4. Each Subsidiary currently has the following business locations, and no others:

Chief Executive Office:

AMERIGROUP Maryland, Inc. -- Maryland Office
857 Elkridge Landing Road
Third Floor, Suite 300
Linthicum, MD 21090

AMERIGROUP New Jersey, Inc.
399 Thornall Street
Ninth Floor
Edison, NJ  08818

AMERICAID Texas, Inc.-- Ft. Worth Office
617 Seventh Avenue
Second Floor
Ft. Worth, TX  76104

AMERICAID Illinois, Inc.
211 West Wacker Drive, Suite 1350
Chicago, IL 60606
Other Locations:

AMERIGROUP Maryland, Inc. -- District of Columbia Office
514 10th Street
Fifth Floor
N.W. Washington, DC 20004

AMERICAID Texas, Inc. -- Houston Office
6700 West Loop South, Suite 200
Bellaire, TX  77401

AMERICAID Texas, Inc. -- Dallas Office
2730 N. Stemmons Freeway
West Tower, Suite 608
Dallas, TX  75207

5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

AMERIGROUP's Chief Executive Office or the subsidiaries' Chief Executive Offices listed above.

6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

AMERICAID Texas, Inc.
5601 Bridge Street, Suite 304
Fort Worth, TX 76112

AMERICAID Texas, Inc.
5001 Spring Valley Road, Suite 400 East
Dallas, TX 77401

AMERICAID Illinois, Inc.
400 N. McClurg Court, #3910
Chicago, IL  606011

AMERICAID Illinois, Inc.
20 N. Wacker Drive, Suite 2920
Chicago, IL  60606

AMERICAID New Jersey, Inc.
115 Christopher Columbus Drive, Suite 300
Jersey City, NJ 07302

AMERICAID New Jersey, Inc.
550 Broad Street, 11th Floor
Newark, NJ  07012

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:

None

================================================================================================================================
         Name and Address of Party           Nature of Relationship            Amount of Inventory            Owner of Inventory
         -------------------------           ----------------------            -------------------            ------------------
--------------------------------------------------------------------------------------------------------------------------------
Vatex America                                 Contract                            $72,000                       Amerigroup
--------------------------------------------------------------------------------------------------------------------------------
2395 Hermitage road                                                                                             Corporation
--------------------------------------------------------------------------------------------------------------------------------
Richmond, Virginia 23220
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================

                                 SCHEDULE 8.1.1

                         JURISDICTIONS IN WHICH BORROWER
                               AND EACH SUBSIDIARY
                          IS AUTHORIZED TO DO BUSINESS

                                                                  Qualified to do Business
Name of Entity                          Jurisdictions             as a Foreign Corporation
--------------                          -------------             ------------------------
AMERIGROUP Corporation                  Delaware                  Virginia
                                                                  Illinois
                                                                  New Jersey
                                                                  Georgia
                                                                  Texas
                                                                  Washington DC
                                                                  Maryland

AMERIGROUP New Jersey, Inc.             New Jersey                New Jersey

AMERICAID Texas, Inc.                   Texas                     Texas


AMERIGROUP Maryland, Inc.               Delaware                  Maryland
                                                                  Washington DC

AMERICAID Illinois, Inc.                Illinois                  Illinois


AMERICAID Georgia, Inc.                 Georgia                   Georgia


                                 SCHEDULE 8.1.4

                                CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:


Borrower:

===============================================================================================
                          Number of Shares                               Number of Shares
    Class of Stock      Issued and Outstanding     Record Owners      Authorized but Unissued
    --------------      ----------------------     -------------      -----------------------
-----------------------------------------------------------------------------------------------
Common                 See Attachment A
-----------------------------------------------------------------------------------------------
Class A                See Attachment A
-----------------------------------------------------------------------------------------------
Class B                See Attachment A
-----------------------------------------------------------------------------------------------
Class C                See Attachment A
-----------------------------------------------------------------------------------------------
Class D                See Attachment A
-----------------------------------------------------------------------------------------------
Class E                See Attachment A
-----------------------------------------------------------------------------------------------
Warrants               See Attachment A
===============================================================================================





Subsidiaries:

AMERIGROUP New Jersey, Inc.

===============================================================================================================
                              Number of Shares                                            Number of Shares
    Class of Stock          Issued and Outstanding         Record Owners               Authorized but Unissued
    --------------          ----------------------         -------------               -----------------------
---------------------------------------------------------------------------------------------------------------
Common                    1,000                         AMERIGROUP Corporation       499,000
---------------------------------------------------------------------------------------------------------------
Preferred                 0                                                          500,000
===============================================================================================================




AMERICAID Texas, Inc.

=============================================================================================================
                             Number of Shares                                           Number of Shares
   Class of Stock        Issued and Outstanding         Record Owners               Authorized but Unissued
   --------------        ----------------------         -------------               -----------------------
-------------------------------------------------------------------------------------------------------------
Common                1,000                           AMERIGROUP Corporation       0
-------------------------------------------------------------------------------------------------------------

=============================================================================================================

AMERICAID Illinois, Inc.

==================================================================================================================
                              Number of Shares                                             Number of Shares
     Class of Stock        Issued and Outstanding           Record Owners              Authorized but Unissued
     --------------        ----------------------           -------------              -----------------------
------------------------------------------------------------------------------------------------------------------
Common                   1,000                         AMERIGROUP Corporation        0
------------------------------------------------------------------------------------------------------------------

==================================================================================================================




AMERIGROUP Maryland, Inc.

===================================================================================================================
                               Number of Shares                                             Number of Shares
     Class of Stock        Issued and Outstanding            Record Owners              Authorized but Unissued
     --------------        ----------------------            -------------              -----------------------
-------------------------------------------------------------------------------------------------------------------
Common                   100                             AMERIGROUP Corporation       900
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================





AMERICAID Georgia, Inc.

==========================================================================================================================
                                 Number of Shares                                                 Number of Shares
       Class of Stock        Issued and Outstanding              Record Owners                Authorized but Unissued
       --------------        ----------------------              -------------                -----------------------
--------------------------------------------------------------------------------------------------------------------------
Common                    0                                 AMERIGROUP Corporation         1,500,000
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================





            2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

            None

            3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:

            See Schedule 8.1.1 and above.

=======================================================================================================
                                                                            Percentage of Shares
          Name            Jurisdiction of Incorporation                     Owned by Borrower
          ----            -----------------------------                     --------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

=======================================================================================================





            4. The name of each person with which Borrower is a party to a joint venture arrangement and the nature of each such arrangement are as follows: None

                                  ATTACHMENT A

                                 SCHEDULE 8.1.4

CAPITAL STRUCTURE


                            Number of Shares                                                             Number of Shares
Class of Stock              Issued and Outstanding           Record Owners                               Authorized but Unissued
--------------              ----------------------           -------------                               -----------------------

Common                                 203,403               See Below                                            59,796,597
                                                             ---------
                                                             Jeffrey L. McWaters
                                                             John Prufeta
                                                             William E. Baker, Jr.
                                                             Richard E. Rentsch
                                                             Susan Flaster
                                                             Kenneth and Linda Ord
                                                             Emerson W. Bolton, Sr.
                                                             Wendy D. Biel
                                                             Richard Newman
                                                             Charles W. McCall
                                                             Larry R. House
                                                             Stanley F. Baldwin
                                                             Jeanne M. Seyer
                                                             Debra G. Bodnar
                                                             Marilyn Reeves

Series A Convertible
Preferred Stock                    8,000,000                 See Below                                       0
                                                             ---------
                                                             Sutter Hill Ventures, a California Limited Partnership
                                                             New Enterprise Associates VI, LP
                                                             TOW Partners
                                                             David L. Anderson
                                                             Anvest, LP
                                                             Saunders Holdings, LP
                                                             William H. Younger, Jr.
                                                             Tench Coxe
                                                             Ronald L. Perkins
                                                             Genstar Investment Corporation
                                                             Wells Fargo Bank, Trustee SHV M/P/T FBO for
                                                             G. Leonard Baker, Jr.
                                                             G. Leonard Baker, Jr.
                                                             South Park Venture Partners, LP
                                                             Acacia Venture Partners, LP
                                                             Paul M. Wythes and Marsha R. Wythes, Trustees,
                                                                     the Wythes Living Trust
                                                             James C. Gaither
                                                             William H. Younger, Jr., Trustee of the
                                                                     Younger Living Trust


                                  ATTACHMENT A

                                 SCHEDULE 8.1.4

Continued

CAPITAL STRUCTURE


                            Number of Shares                                                                 Number of Shares
Class of Stock              Issued and Outstanding          Record Owners                                Authorized but Unissued
--------------              ----------------------          -------------                                -----------------------

Series B Convertible                 7,025,000              See Below                                               0
                                                            ---------
Preferred Stock                                             Sutter Hill Ventures, a California Limited Partnership
                                                            TOW Partners
                                                            Paul M. Wythes and Marsha R. Wythes, Trustees,
                                                                   the Wythes Living Trust
                                                            David L. Anderson
                                                            G. Leonard Baker, Jr.
                                                            William H. Younger, Jr., Trustee, Younger Living Trust
                                                            Tench Coxe
                                                            Ronald L. Perkins
                                                            Genstar Investment Corporation
                                                            Wells Fargo Bank, Trustee SHV M/P/T FBO
                                                                    for David L. Anderson
                                                            New Enterprise Associates VI, LP
                                                            New Venture Partners III, LP
                                                            NEA Ventures 1995 LP
                                                            Acacia Venture Partners, LP
                                                            Accel IV, LP
                                                            Accel Investors '95 LP
                                                            Accel Keiretsu, LP
                                                            Ellmore C. Patterson Partners
                                                            Nassau Capital Partners, LP
                                                            NAS Partners I, LLC
                                                            Sierra Ventures V, LP
                                                            South Park Venture Partners, LP


                                  ATTACHMENT A

                                 SCHEDULE 8.1.4

Continued

CAPITAL STRUCTURE


                            Number of Shares                                                              Number of Shares
Class of Stock              Issued and Outstanding        Record Owners                                   Authorized but Unissued
--------------              ----------------------        -------------                                   -----------------------

Series C Convertible                  6,480,000           See Below                                                  0
                                                          ---------
Preferred Stock                                           Health Care Capital Partners, LP
                                                          Sutter Hill Ventures, a California Limited Partnership
                                                          TOW Partners
                                                          Paul M. and Marsha R. Wythes, Trustees,
                                                                  the Wythes Living Trust
                                                          G. Leonard Baker, Jr.
                                                          William H. Younger, Jr., Trustee, Younger Living Trust
                                                          Tench Coxe
                                                          Ronald L. Perkins
                                                          James C. Gaither
                                                          Genstar Investment Corporation
                                                          Wells Fargo Bank, Trustee SHV M/P/T FBO
                                                                  for David L. Anderson
                                                          New Enterprise Associates VI, LP
                                                          New Venture Partners III, LP
                                                          Acacia Venture Partners, LP
                                                          Accel IV, LP
                                                          Accel Investors '95 LP
                                                          Accel Keiretsu, LP
                                                          Ellmore C. Patterson Partners
                                                          Nassau Capital Partners LP
                                                          NAS Partners I LLC
                                                          Sierra Ventures V, LP
                                                          South Park Venture Partners, LP
                                                          Health Care Capital Partners, LP
                                                          Health Care Executive Partners, LP


                                  ATTACHMENT A

                                 SCHEDULE 8.1.4

Continued

CAPITAL STRUCTURE

                           Number of Shares                                                           Number of Shares
Class of Stock             Issued and Outstanding         Record Owners                               Authorized but Unissued
--------------             ----------------------         -------------                               -----------------------

Series D Convertible                4,500,000*            See Below                                             5,500,000
Preferred Stock                                           ---------
                                                          Crestar Bank as Escrow Agent, pursuant to that
                                                          Certain Escrow Agreement, dated May 31, 1999,
                                                          by and among AMERIGROUP Corporation, AMERIGROUP
                                                          Maryland, Inc., The Prudential Insurance
                                                          Company of America, Prudential Health Care
                                                          Plan, Inc., and Crestar Bank


Series E Redeemable                 2,000,000             See Below                                                   0
Preferred Stock                                           ---------
                                                          Health Care Capital Partners, LP
                                                          Health Care Executive Partners, LP
                                                          Sutter Hill Ventures, a California Limited Partnership
                                                          TOW Partners
                                                          David L. Anderson, Trustee Anderson Living Trust
                                                          William H. Younger, Jr., Trustee, Younger Living Trust
                                                          Tench Coxe, Trustee, Coxe/Otus Revocable Trust
                                                          Ronald L. Perkins
                                                          Genstar Investment Corporation
                                                          Paul M. and Marsha R. Wythes, Trustees Wythes
                                                                  Living Trust
                                                          G. Leonard Baker, Jr.
                                                          James C. Gaither
                                                          New Enterprise Associates VI, LP
                                                          New Venture Partners III, LP
                                                          Acacia Venture Partners, LP
                                                          South Park Venture Partners, LP
                                                          Accel IV, LP
                                                          Accel Investors '95 LP
                                                          Accel Keiretsu, LP
                                                          Ellmore C. Patterson Partners
                                                          Nassau Capital Partners LP
                                                          NAS Partners I LLC
                                                          Sierra Ventures V, LP
                                                          Anvest, LP
                                                          South Pointe Venture Partners, LP

Warrants to Purchase              2,300,000               Holders of Series E Redeemable Preferred Stock
Common Stock                                              listed above and Silicon Valley Bank



----------------------------

* Prudential Insurance Companyy of America may be entitled to receive an addtional 1,000,000 shares of Series D Convertible Preferred stock under certain circumstances as provided in the Asset Purchase Agreement by and among AMERIGROUP Corporation, er al, and Prudential Insurance Company et al, dated December 28, 1998, as amended.

                                 SCHEDULE 8.1.5

                                 CORPORATE NAMES

            1. Borrower's correct corporate name, as registered with the Secretary of State of the State of Delaware is:

            AMERIGROUP Corporation

            2. In the conduct of its business, Borrower has used the following names:

            AMERIGROUP Corporation
            AMERICAID, Inc.
            AMERICAID Community Care

            3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

            AMERICAID Texas, Inc.
            AMERICAID Illinois, Inc.
            AMERIGROUP Maryland, Inc., a Managed Care Organization AMERIGROUP New Jersey, Inc.
            AMERICAID Georgia, Inc.

In the conduct of its business, each Subsidiary has used the following names:

            AMERICAID Texas, Inc.
            AMERICAID Community Care
            AMERIGOLD
            AMERIKIDS

            AMERICAID Illinois, Inc.
            AMERICAID Community Care
            AMERIKIDS

            AMERIGROUP New Jersey, Inc.
            AMERICAID New Jersey, Inc.
            AMERICAID Community Care
            AMERIGOLD
            AMERIPRIME

            AMERIGROUP Maryland, Inc., a Managed Care Organization AMERICAID Community Care
            AMERIKIDS

            AMERICAID Georgia, Inc.
            AMERI Community Care, Inc.

                                 SCHEDULE 8.1.9

Since December 31, 1998, AMERIGROUP Corporation, through its wholly-owned subsidiary AMERIGROUP Maryland, Inc., purchased the Medicaid lines of business from Prudential Health Care, Inc. in the State of Maryland and the District of Columbia. The effect of this transaction is material to the financial condition of AMERIGROUP Corporation. Because of the recent nature of the transaction, whether it will have a Material Adverse Effect is unknown.

                                 SCHEDULE 8.1.12

                               SURETY OBLIGATIONS

                                      None

                                 SCHEDULE 8.1.13

                        FEIN OF BORROWER AND SUBSIDIARIES

Borrower's FEIN is 54-1739323


        Name of Subsidiary                      FEIN
        ------------------                      ----
AMERIGROUP New Jersey, Inc.                     22-3375292

AMERIGROUP Maryland, Inc.                       51-0387398

AMERICAID Illinois, Inc.                        54-1761812

AMERICAID Texas, Inc.                           75-2603231

AMERICAID Georgia, Inc.                         58-2246437


                                 SCHEDULE 8.1.15

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

            1. Borrower's and its Subsidiaries' patents:

=======================================================================================================================
                                           Status in             Federal Registration            Registration
        Patent           Owner            Patent Office                 Number                       Date
        ------           -----            -------------                 ------                       ----
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================





            2. Borrower's and its Subsidiaries' trademarks: See attached

            We advise you that CareFirst of Maryland has filed an opposition to the Borrower's application with the Patent and Trademark Office seeking registration of the mark "One To One Care". The matter is still pending.



==================================================================================================================================
                                                          Status in                   Federal Registration        Registration
   Trademark              Owner                       Trademark Office                       Number                  Date
   ---------              -----                       ----------------                       ------                  ----
----------------------------------------------------------------------------------------------------------------------------------
AMEDICA           Amerigroup Corporation       Availability search completed and        Not filed.                 Not filed.
                                               opinion letter sent 01/29/97.
----------------------------------------------------------------------------------------------------------------------------------
                  Amerigroup Corporation       Availability search completed and        Not filed.                  Not filed.
AMEDICAL                                       opinion letter sent 01/29/97.
----------------------------------------------------------------------------------------------------------------------------------
                  Amerigroup Corporation       Received Filing Receipt dated            Not filed.                  Not filed.
AMERICHAMP                                     July 7, 1999.
----------------------------------------------------------------------------------------------------------------------------------
AMERI.COM         Amerigroup Corporation       Availability search completed.           Not filed.                  Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERICA GROUP     Amerigroup Corporation       Availability search completed.           Not filed.                  Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERICAID         Amerigroup Corporation       Certificate of Registration              2,037,585
                                               received; change name of record
                                               01/22/98.
----------------------------------------------------------------------------------------------------------------------------------
AMERICHOICE       Amerigroup Corporation       Not filed.                               Not filed.                  Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERICORP         Amerigroup Corporation       Certificate of Registration              2,145,314
                                               received.
----------------------------------------------------------------------------------------------------------------------------------
AMERIFLEX         Amerigroup Corporation       Application approved for                 75/646,562
                                               publication 8/20/99.
----------------------------------------------------------------------------------------------------------------------------------
AMERIGEN          Amerigroup Corporation       Availability search completed.           Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERIGOLD         Amerigroup Corporation       Certificate of Registration              2,145,109
                                               received.
----------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP        Amerigroup Corporation       Certificate of Registration              2,145,444
                                               received.
----------------------------------------------------------------------------------------------------------------------------------
AMERIHEALTH       Amerigroup Corporation       Application withdrawn.                   73/039,208
----------------------------------------------------------------------------------------------------------------------------------
AMERIKIDS         Amerigroup Corporation       Response to Office Action sent to        75/328,469
                                               PTO 07/22/99.
----------------------------------------------------------------------------------------------------------------------------------
AMERILINK         Amerigroup Corporation       Availability search completed.           Not filed.                  Not filed.
----------------------------------------------------------------------------------------------------------------------------------
                                               Application approved for                 75/646,563
AMERILOGIX        Amerigroup Corporation       publication 08/20/99.
----------------------------------------------------------------------------------------------------------------------------------
AMERIMARK         Amerigroup Corporation       Availability search completed.           Not filed.                  Not filed.
==================================================================================================================================



==================================================================================================================================
                                                              Status in                   Federal Registration        Registration
  Trademark                      Owner                     Trademark Office                       Number                  Date
  ---------                      -----                     ----------------                       ------                  ----
----------------------------------------------------------------------------------------------------------------------------------
AMERIMATION                  Amerigroup Corporation        Application approved for           75/646,564
                                                           publication 08/20/99.
----------------------------------------------------------------------------------------------------------------------------------
AMERIMEDICA                  Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERINET                     Amerigroup Corporation       Certificate of Registration         2,201,847                 11/03/98
                                                          received.
----------------------------------------------------------------------------------------------------------------------------------
AMERINEWS                    Amerigroup Corporation       Availability search completed and   Not filed.                Not filed.
                                                          opinion letter sent 04/28/99.
----------------------------------------------------------------------------------------------------------------------------------
AMERIONE                     Amerigroup Corporation        Application approved for           75/646,567
                                                           publication 08/20/99.
----------------------------------------------------------------------------------------------------------------------------------
AMERIPLUS                    Amerigroup Corporation       Certificate of                      2,145,108
----------------------------------------------------------------------------------------------------------------------------------
AMERIPRIME                   Amerigroup Corporation       Certificate of Registration         2,143,048
                                                          received.
----------------------------------------------------------------------------------------------------------------------------------
AMERIS                       Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERISOURCE                  Amerigroup Corporation       Expressly abandoned 11/18/98.       75/133,632                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERITEAM                    Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AMERITEENS                   Amerigroup Corporation       Certificate of Registration         2,245,077
                                                          received.
----------------------------------------------------------------------------------------------------------------------------------
AMERITOOLS                   Amerigroup Corporation       Application filed 09/2/99.          Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
AN AMERIGROUP COMPANY        Amerigroup Corporation       Registration Office Action dated
                                                          09/21/99.                           75/403,796
----------------------------------------------------------------------------------------------------------------------------------
CAREAMERICA                  Amerigroup Corporation                                           Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
COMMERICA                    Amerigroup Corporation       Application opposed.                75/149,383
----------------------------------------------------------------------------------------------------------------------------------
FAMILY HEALTH                Amerigroup Corporation       Received Office Action dated        75,646,565
AND FUN FAIR                                              08/13/99.
----------------------------------------------------------------------------------------------------------------------------------
HEALTH SPELLING BEE          Amerigroup Corporation       Request for Extension of Time to    75/367,789
                                                          File Statement of Use sent to PTO
                                                          08/18/99.
----------------------------------------------------------------------------------------------------------------------------------
MEDICA                       Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
MERICA                                                    Received Certificate of             2,272,852                 08/24/99
CORPORATION                  Amerigroup Corporation       Registration.
----------------------------------------------------------------------------------------------------------------------------------
MERICA GROUP                 Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
==================================================================================================================================


==================================================================================================================================
                                                              Status in                   Federal Registration        Registration
  Trademark                      Owner                     Trademark Office                       Number                  Date
  ---------                      -----                     ----------------               ---------------------       ------------
----------------------------------------------------------------------------------------------------------------------------------
MERICAL                      Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
MERICUS                      Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
NUMERICA                     Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
ONE TO ONE CARE              Amerigroup Corporation       Discovery requests sent to          75,367,783
                                                          opposer.
----------------------------------------------------------------------------------------------------------------------------------
PEACE IN THE HOOD            Amerigroup Corporation       Filed Response to 1st               75/646,566
                                                          Office Action 09/30/99.
----------------------------------------------------------------------------------------------------------------------------------
PICK THE PURPLE PLAN         Amerigroup Corporation       Received Certificate of             2,239,711                 04/13/99
                                                          Registration.
----------------------------------------------------------------------------------------------------------------------------------
PRIVACARE                    Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
REAL CARING                  Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
REMIX STRATEGY               Amerigroup Corporation       Response to Office Action sent to   75/443,962
                                                          PTO 08/30/99.
----------------------------------------------------------------------------------------------------------------------------------
THE HEART OF HEALTH CARE     Amerigroup Corporation       Availability search completed.      Not filed.                Not filed.
----------------------------------------------------------------------------------------------------------------------------------
TWO GREAT HOSPITALS, ONE     Amerigroup Corporation       Discovery requests sent to          75/367,784
CARE                                                      opposer.
==================================================================================================================================


Borrower's and its Subsidiaries' copyrights:

==================================================================================================================================
                                                     Status in                  Federal Registration          Registration
  Copyrights              Owner                  Copyright Office                     Number                      Date
  ----------              -----                 -----------------               --------------------           ------------
----------------------------------------------------------------------------------------------------------------------------------
Circle of Kids     Amerigroup Corporation      Certificate of Registration      VA880-627                         10/9/97
                                               Received
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================




Borrower's and its Subsidiaries; licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

==================================================================================================================================
     Name of License        Nature of License                Licensor                                  Term of License
     ---------------        -----------------                --------                                  ---------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================



                                 SCHEDULE 8.1.18

              CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS

            Contracts that restrict the right of Borrower to incur Debt:



==================================================================================================================================
    Title of Contract                 Identity of Parties           Nature of Restriction                    Term of Contract
    -----------------                 -------------------           ---------------------                    ----------------
----------------------------------------------------------------------------------------------------------------------------------
Loan and Security Agreement by    AMERIGROUP  Corporation         Prohibits AMERIGROUP                           12/3/2003
and between AMERIGROUP            and Silicon Valley Bank.        from incurring additional
Corporation and Silicon Valley                                    debt, except as permitted
Bank dated May 7, 1998*                                           therein
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================




* The debt of Borrower under this Loan and Security Agreement will be repaid from the proceeds of the initial loan under this Agreement, and such Loan and Security Agreement will be terminated concurrently with the repayment of such debt.

                                 SCHEDULE 8.1.19

                                   LITIGATION

Actions, suits, proceedings and investigations pending or threatened against Borrower or any Subsidiary which relate to the Loan Agreement or any of the transactions contemplated thereby:

                        NONE

==================================================================================================================================
    Title of Action          Nature of Action            Complaining Parties                       Jurisdiction or Tribunal
    ---------------          ----------------            -------------------                       ------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================




            2. The only pending or threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware and which, if determined adversely could reasonably be expected to have a material adverse effect, are as follows:

                        None

                                 SCHEDULE 8.1.21

                        CAPITALIZED AND OPERATING LEASES


---------------------------------------------------------------------------------------------------------------------------------
                                                                  TERM OF LEASE
---------------------------------------------------------------------------------------------------------------------------------
LESSEE                             LESSOR                       START        END                PROPERTY COVERED
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         2/28/97      2/27/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         2/28/97      2/27/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         2/28/97      2/27/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         2/28/97      2/27/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         8/24/98      8/24/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         8/24/98      8/24/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                 10/31/95     12/30/99           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                  2/14/95      2/13/99           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        10/30/98     10/30/99           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                 10/31/96     10/30/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                  6/30/99      5/29/02           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         6/10/97      6/10/98           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         2/19/98      2/18/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                          7/1/99       7/1/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         2/28/99      2/28/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         2/28/99      2/28/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         10/1/99      10/1/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         10/1/99      10/1/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         10/1/99      10/1/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                 10/31/96     10/30/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         10/1/99      10/1/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         10/1/99      10/1/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                         10/1/99      10/1/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                          8/1/99       8/1/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                          8/1/99       8/1/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                          7/1/99       7/1/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                          7/1/99       7/1/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                          7/1/99       7/1/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         8/24/98      8/24/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        12/15/97     12/14/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                        10/29/97      12/1/98           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                          7/1/99       7/1/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                         8/24/98      8/24/02           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                   4/2/98       4/2/01           Fax
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                        TERM OF LEASE
---------------------------------------------------------------------------------------------------------------------------------
LESSEE                             LESSOR                             START        END                PROPERTY COVERED
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                               7/1/97       6/30/01           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                               7/1/97       6/30/01           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                              6/10/97        6/9/98           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                                                              Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                              2/23/99       2/22/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                              8/25/97        9/1/98           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             DANKA                              2/19/98       2/18/00           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                        7/1/97       6/30/01           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                      11/16/95      10/15/99           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                        7/1/97       6/30/01           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             IKON Capital                        7/1/97       6/30/01           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                              4/15/99       4/15/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                              4/15/99       4/15/03           Copier
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                              4/15/99       4/15/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                              4/15/99       4/15/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                              4/15/99       4/15/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Danka                              4/15/99       4/15/03           Fax
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty          3/7/95       5/31/03           Suite 100
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty          6/1/96       5/31/03           Suite 120
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty          6/1/98       5/31/03           Suite 140
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty         10/1/95       8/31/00           Suite 150
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty         10/1/99       5/31/03           Suite 160
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty          9/1/97       8/31/00           Suite 190
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty        10/14/96      12/31/01           Suite 200
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty         11/1/97       9/30/02           Suite 210
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty          9/1/96      12/31/01           Suite 230
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty          1/8/96       9/30/02           Suite 260
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty         10/1/98       9/30/02           Suite 270
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Pembroke Commercial Realty        11/20/97       5/31/04           Suite 300
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             VaBeach Development Auth.          1/25/99       7/24/99           4560 Bonney Road (month
                                                                                                      to month)
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             S and H Company                    9/15/99       9/30/04           397 Little Neck Road
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Carlson Design/Construction Corp.  9/15/98      12/30/00           211 West Wacker Drive,
                                                                                                      Chicago
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Ceridian Corporation                7/1/99      12/31/00           211 West Wacker Drive,
                                                                                                      Chicago
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             230 Peachtree LLC                   8/1/97       7/31/02           230 Peachtree St, Atlanta
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             FRM West Loop Assoc. #6, Inc.     10/15/97      10/14/02           6700 West Loop South,
                                                                                                      Bellaire
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             W.I. Cook Foundation                8/1/96       7/31/99           617 Seventh Ave, Fort
                                                                                                      Worth
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             2700 Stemmons LP                    7/1/99       6/30/04           2730 N. Stemmons Freeway,
                                                                                                      Dallas
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             Oxford Health Plans (NJ), Inc.      6/1/98       3/30/02           399 Thornall Street, Edison
---------------------------------------------------------------------------------------------------------------------------------



                                                                        TERM OF LEASE
---------------------------------------------------------------------------------------------------------------------------------
LESSEE                             LESSOR                             START        END                PROPERTY COVERED
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP Corporation             BRIT Limited Partnership            2/1/99       1/31/04          857 Elkridge Landing Road,
                                                                                                     Linthicum
---------------------------------------------------------------------------------------------------------------------------------
AMERIGROUP, Corporation            514 10th Street Associates          8/1/99      10/31/00          514 10th St NW,
                                                                                                     Washington DC
---------------------------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 8.1.22

                                  PENSION PLANS

Borrower and its Subsidiaries have the following Plans:


===============================================================================================================================
                         Party                                                     Type of Plan
                         -----                                                     ------------
--------------------------------------------------------------------------------------------------------------------------------
Borrower AMERIGROUP Corporation                                       Defined Contribution Plan qualified under Section 401 and
                                                                      Section 501 of the Internal Revenue Code of 1986.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
[Subsidiaries]
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================


                                 SCHEDULE 8.1.24

              COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

            None


===============================================================================================================================
             Type of Agreement                     Parties                                              Term of Agreement
             -----------------                     -------                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================



           2. Material grievances, disputes of controversies with employees are as follows:

            None


===============================================================================================================================
                  Parties Involved                                          Nature of Grievance, Dispute or Controversy
                  ----------------                                          --------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================





           3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

            None


===============================================================================================================================
                  Parties Involved                                           Nature of Matter
                  ----------------                                           -----------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


                                 SCHEDULE 9.2.5

                                 PERMITTED LIENS

1. UCC-1 Financing Statement No. 97-4622 filed November 24, 1997, with the City Court of the Independent City of Virginia Beach, Virginia naming Americaid, Inc. as Debtor and American Business Credit Corporation as Secured Party.

2. UCC-1 Financing Statement No. 974623 filed November 24, 1997, with the Circuit Court of the Independent City of Virginia Beach, Virginia naming Americaid, Inc. as Debtor and American Business Credit Corporation as Secured Party.

3. UCC-1 Financing Statement No. 9711177070 filed November 17, 1997, with the Virginia Secretary of State naming Americaid, Inc. as Debtor and American Business Credit Corporation as Secured Party.

4. UCC-1 Financing Statement No. 9711177073 filed November 17, 1997, with the Virginia Secretary of State naming Americaid, Inc. as Debtor and American Business Credit Corporation as Secured Party.